    As filed with the Securities and Exchange Commission on April 1, 1997

                                                      Registration No. 333-14131
                                       Investment Company Act File No. 811-07859

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                  FORM N-4 EL

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [ ]

     Pre-Effective Amendment No. __                              [ ]

     Post-Effective Amendment No. 1                              [X]

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  [ ]

     Amendment No. 1                                             [X]

                        (Check appropriate box or boxes)

                               SEPARATE ACCOUNT B
                           --------------------------
                           (Exact Name of Registrant)

                     PACIFIC MUTUAL LIFE INSURANCE COMPANY
                     -------------------------------------
                              (Name of Depositor)

                            700 Newport Center Drive
                        Newport Beach, California 92660
        ---------------------------------------------------------------
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                                 (714) 640-3743
              ---------------------------------------------------
              (Depositor's Telephone Number, including Area Code)

                                Diane N. Ledger
                                 Vice President
                     Pacific Mutual Life Insurance Company
                            700 Newport Center Drive
                        Newport Beach, California 92660
                    ---------------------------------------
                    (Name and address of agent for service)

                        Copies of all communications to:

                            Jeffrey S. Puretz, Esq.
                            Dechert Price & Rhoads
                         1500 K Street, N.W., Suite 500
                            Washington, D.C.  20005

Approximate Date of Proposed Public Offering: It is proposed that this filing will become effective on April 1, 1997 pursuant to paragraph (b).


Title of Securities Being Registered: interests in a separate account funding individual flexible premium variable accumulation deferred annuity contracts

DECLARATION PURSUANT TO RULE 24F-2

Pursuant to the provisions of Rules 24f-2 under the Investment Company Act of 1940, the Registrant hereby declares that an indefinite number or amount of separate account interests is hereby being registered under the Securities Act of 1933 The Registrant will file its Notice pursuant to Rule 24f-2 for the fiscal year ending December 31, 1997 within the time period required by Section 24 of the Investment Company Act of 1940 and applicable regulations thereunder.

PACIFIC INNOVATIONS
FORM N-4
CROSS REFERENCE SHEET

PART A

Item No.                                                    Prospectus Heading

1.       Cover Page                                         Cover Page

2.       Definitions                                        SPECIAL DEFINITIONS

3.       Synopsis                                           SUMMARY; FEE TABLE

4.       Condensed Financial Information                    YOUR INVESTMENT OPTIONS --- Variable Investment Option Performance;
                                                            ADDITIONAL INFORMATION --- Financial Statements

5.       General Description of Registrant,
         Depositor and Portfolio Companies                  SUMMARY --- What are My Investment Options?; PACIFIC MUTUAL, BANK
                                                            OF AMERICA AND THE SEPARATE ACCOUNT --- Pacific Mutual, ---
                                                            Separate Account B; YOUR INVESTMENT OPTIONS --- Your Variable
                                                            Investment Options; ADDITIONAL INFORMATION --- Voting Rights

6.       Deductions and Expenses                            SUMMARY --- What Charges Will I Pay?, --- Can I Change My
                                                            Investment Options?; FEE TABLE; HOW YOUR PAYMENTS ARE ALLOCATED ---
                                                            Transfers; CHARGES, FEES AND DEDUCTIONS; WITHDRAWALS --- Optional
                                                            Withdrawals

7.       General Description of
         Variable Annuity Contracts                         SPECIAL DEFINITIONS; SUMMARY; WHY BUY A CONTRACT; PURCHASING YOUR
                                                            CONTRACT --- How to Apply for your Contract; HOW YOUR PAYMENTS ARE
                                                            ALLOCATED; RETIREMENT BENEFITS AND OTHER PAYOUTS --- Choosing Your
                                                            Annuity Option, --- Your

                                                            Annuity Payments, --- Death Benefits; ADDITIONAL INFORMATION ---
                                                            Voting Rights, --- Changes to Your Contract, --- Changes to ALL
                                                            Contracts, --- Inquiries and Submitting Forms and Requests, ---
                                                            Timing of Payments and Transactions

8.       Annuity Period                                     RETIREMENT BENEFITS AND OTHER PAYOUTS

9.       Death Benefit                                      RETIREMENT BENEFITS AND OTHER PAYOUTS --- Death Benefits


10.      Purchases and Contract Value                       SUMMARY --- How Do I Purchase a Contract?, PURCHASING YOUR
                                                            CONTRACT; HOW YOUR PAYMENTS ARE ALLOCATED; PACIFIC MUTUAL, BANK OF
                                                            AMERICA AND THE SEPARATE ACCOUNT --- Pacific Mutual; THE GENERAL
                                                            ACCOUNT --- Withdrawals and Transfers

11.      Redemptions                                        SUMMARY --- Can I Withdraw My Contract Value?, --- Can I Return My
                                                            Contract?; CHARGES, FEES AND DEDUCTIONS; WITHDRAWALS; ADDITIONAL
                                                            INFORMATION --- Timing of Payments and Transactions; THE GENERAL
                                                            ACCOUNT  --- Withdrawals and Transfers

12.      Taxes                                              SUMMARY; CHARGES, FEES AND DEDUCTIONS --- Premium Taxes;
                                                            WITHDRAWALS --- Optional Withdrawals, --- Tax Consequences of
                                                            Withdrawals; FEDERAL TAX STATUS

13.      Legal Proceedings                                  Not Applicable

14.      Table of Contents of the Statement
         of Additional Information                          CONTENTS OF THE SAI

PART B

Item No.                                                    Statement of Additional Information Heading

15.      Cover Page                                         Cover Page

16.      Table of Contents                                  TABLE OF CONTENTS

17.      General Information and History                    Not Applicable

18.      Services                                           Not Applicable

19.      Purchase of Securities Being Offered               THE CONTRACTS AND THE SEPARATE ACCOUNT --- Calculating Subaccount
                                                            Unit Values, --- Systematic Transfer Programs

20.      Underwriters                                       DISTRIBUTION OF THE CONTRACTS --- Pacific Mutual Distributors, Inc.

21.      Calculation of Performance Data                    PERFORMANCE

22.      Annuity Payments                                   THE CONTRACTS AND THE SEPARATE ACCOUNT --- Variable Annuity Payment
                                                            Amounts

23.      Financial Statements                               FINANCIAL STATEMENTS

PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                              PACIFIC INNOVATIONS
       AN INDIVIDUAL FLEXIBLE PREMIUM DEFERRED VARIABLE ANNUITY CONTRACT

                ISSUED BY PACIFIC MUTUAL LIFE INSURANCE COMPANY
                         MAILING ADDRESS: P.O. BOX 7187
                        PASADENA, CALIFORNIA 91109-7187
                                 1-800-722-5558


     This Prospectus describes Pacific Innovations (the "Contract") offered by Pacific Mutual Life Insurance Company ("Pacific Mutual Life"). The Contracts provide purchasers with flexibility in long-term financial planning, including planning for retirement. Contracts are available both to individuals and under certain tax-qualified retirement plans. Payout options under the Contracts include variable annuities funded through Pacific Mutual Life's Separate Account B (the "Separate Account") and fixed annuities funded through Pacific Mutual Life's General Account.


     Seven Variable Investment Options are currently available; each is a subaccount of the Separate Account, and provides variable returns by investing in shares of a corresponding Fund of Pacific Innovations Trust, a Delaware Business Trust ("Pacific Innovations Trust"):

                        Money Market Fund          Mid-Cap Equity Fund
                        Managed Bond Fund          Aggressive Growth Fund
                        Capital Income Fund        International Fund
                        Blue Chip Fund


     A Fixed Option is also available; it provides a fixed rate of return and is funded through Pacific Mutual Life's General Account.


     THIS PROSPECTUS PROVIDES INFORMATION THAT YOU SHOULD KNOW BEFORE PURCHASING A CONTRACT. IN ADDITION, THIS PROSPECTUS IS ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE PACIFIC INNOVATIONS TRUST. YOU SHOULD READ BOTH OF THESE PROSPECTUSES CAREFULLY AND RETAIN THEM FOR YOUR FUTURE REFERENCE.


     Additional information about the Contract and the Separate Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information ("SAI") dated April 1, 1997. You may obtain a free copy of the SAI by writing or calling Pacific Mutual Life. The information contained in the SAI is incorporated by reference into this Prospectus. The table of contents for the SAI appears on page 38 of this Prospectus.

                            ------------------------

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
      EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY
               OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION
                     TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------

 THE CONTRACT IS NOT A DEPOSIT OR OBLIGATION OF, OR GUARANTEED OR ENDORSED BY,
     ANY BANK. IT IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY.
 INVESTMENT IN A CONTRACT INVOLVES RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL.
                            ------------------------


    THE CONTRACT IS NOT AVAILABLE IN ALL STATES AND THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION IN WHICH SUCH AN OFFER MAY NOT BE MADE
     LAWFULLY. NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THE OFFER MADE BY THIS PROSPECTUS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE RELATED SAI (OR ANY SALES LITERATURE
   APPROVED BY PACIFIC MUTUAL LIFE), AND ANY SUCH UNAUTHORIZED INFORMATION OR
          REPRESENTATION IS, IF GIVEN OR MADE, NOT TO BE RELIED UPON.



                              DATED: APRIL 1, 1997

                               TABLE OF CONTENTS


                                                                                        PAGE
                                                                                        ----
SPECIAL DEFINITIONS...................................................................    4
SUMMARY...............................................................................    7
FEE TABLE.............................................................................    8
WHY BUY A CONTRACT....................................................................   10
YOUR INVESTMENT OPTIONS...............................................................   10
     Your Variable Investment Options.................................................   10
     Your Fixed Option................................................................   11
PURCHASING YOUR CONTRACT..............................................................   11
     How to Apply for Your Contract...................................................   11
     Making Your Purchase Payments....................................................   12
HOW YOUR PAYMENTS ARE ALLOCATED.......................................................   12
     Choosing Your Investment Options.................................................   12
     Investing in Variable Investment Options.........................................   13
     When Your Investment is Effective................................................   13
     Transfers........................................................................   13
CHARGES, FEES AND DEDUCTIONS..........................................................   14
     Withdrawal Charge................................................................   14
     Premium Taxes....................................................................   16
     Annual Fee.......................................................................   16
     Waivers and Reduced Charges......................................................   16
     Mortality and Expense Risk Charge................................................   16
     Administrative Fee...............................................................   17
     Expenses of the Trust............................................................   17
RETIREMENT BENEFITS AND OTHER PAYOUTS.................................................   17
     Selecting Your Annuitant.........................................................   17
     Annuitization....................................................................   18
     Choosing Your Annuity Date ("Annuity Start Date")................................   18
     Default Annuity Date and Options.................................................   18
     Choosing Your Annuity Option.....................................................   19
     Your Annuity Payments............................................................   20
     Death Benefits...................................................................   20
WITHDRAWALS...........................................................................   22
     Optional Withdrawals.............................................................   22
     Tax Consequences of Withdrawals..................................................   24
     Right to Cancel..................................................................   24
PACIFIC MUTUAL LIFE AND THE SEPARATE ACCOUNT..........................................   24
     Pacific Mutual Life..............................................................   24
     Separate Account B...............................................................   25
FEDERAL TAX STATUS....................................................................   25
     Taxes Payable by Contract Owners: General Rules..................................   26
     Qualified Contracts..............................................................   27
     Loans............................................................................   28
     Withholding......................................................................   30
     Impact of Federal Income Taxes...................................................   30
     Taxes on Pacific Mutual Life.....................................................   31

                                                                                        PAGE
                                                                                         --
ADDITIONAL INFORMATION................................................................   31
     Performance Information..........................................................   31
     Voting Rights....................................................................   31
     Changes to Your Contract.........................................................   32
     Changes to ALL Contracts.........................................................   32
     Inquiries and Submitting Forms and Requests......................................   33
     Telephone Transactions...........................................................   34
     Timing of Payments and Transactions..............................................   34
     Confirmations Statements and Other Reports to Contract Owners....................   35
     Sales Commissions................................................................   35
     Financial Statements.............................................................   35
     Legal Matters....................................................................   35
THE GENERAL ACCOUNT...................................................................   35
     General Information..............................................................   35
     Guarantee Terms..................................................................   36
     Withdrawals and Transfers........................................................   36
CONTENTS OF THE SAI...................................................................   38
APPENDIX A: STATE LAW VARIATIONS......................................................   39

                              SPECIAL DEFINITIONS


In this Prospectus, "we," "our" and "us" refer to Pacific Mutual Life Insurance Company ("Pacific Mutual Life"); "you" and "your" refer to the Contract Owner.


Account Value--The amount of your Contract Value allocated to a specified Variable Investment Option or the Fixed Option.

Annual Fee--A $30 fee charged each year on your Contract Anniversary and at the time of a full withdrawal, if your Net Contract Value is less than $50,000 on that date.

Annuitant--A person on whose life annuity payments may be determined. An Annuitant's life may also be used to determine certain increases in death benefits, and to determine the Annuity Date. A Contract may name a single ("sole") Annuitant or two ("Joint") Annuitants, and may also name a "Contingent" Annuitant. If you name Joint Annuitants or a Contingent Annuitant, "the Annuitant" means the sole surviving Annuitant, unless otherwise stated.

Annuity Date ("Annuity Start Date")--The date specified in your Contract, or the date you later elect, if any, for the start of annuity payments if the Annuitant (or Joint Annuitants) is (or are) still living and your Contract is in force; or if earlier, the date that annuity payments actually begin.

Annuity Option--Any one of the income options available for a series of payments after your Annuity Date.

Beneficiary--A person who may have a right to receive the death benefit payable upon the death of the Annuitant or a Contract Owner prior to the Annuity Date, or has a right to receive remaining guaranteed annuity payments, if any, if the Annuitant dies after the Annuity Date.

Business Day--Any day on which the value of an amount invested in a Variable Investment Option can be determined, which currently includes each day that the New York Stock Exchange is open for trading and on which our administrative offices are open. The New York Stock Exchange is closed on weekends and on the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, July Fourth, Labor Day, Thanksgiving Day and Christmas Day. We may choose to close on other holidays, a day immediately preceding or following a national holiday, or in emergency situations. In this Prospectus, "day" or "date" means Business Day unless otherwise specified. If a transaction is scheduled to occur on a Business Day, the transaction shall be effected on the basis of Unit Values determined as of 4:00 P.M. Eastern time on that Business Day. If any transaction or event called for under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be deemed to occur on the next following Business Day unless otherwise specified. Special circumstances such as leap years and months with fewer than 31 days are discussed in the SAI. Each Business Day ends at 4:00 p.m. Eastern time or at the close of the New York Stock Exchange, if earlier.

Code--The Internal Revenue Code of 1986, as amended.

Contingent Annuitant--If designated, a person in your Contract, who will become your sole surviving Annuitant if your existing sole Annuitant (or both Joint Annuitants) should die before your Annuity Date.

Contingent Owner--If designated, a person in your Contract, who will succeed to the rights as a Contract Owner of your Contract if all named Contract Owners die.

Contract Anniversary--The same date, in each subsequent year, as your Contract Date.

Contract Date--The date we issue your Contract.

Contract Debt--As of the end of any given Business Day, the principal amount you have outstanding on any loan under your Contract, plus any accrued and unpaid interest. Loans are available only on certain Qualified Contracts.

Contract Owner (also called a "Policyholder")--Generally, a person who purchases a Contract and makes the Purchase Payments. A Contract Owner has all rights in the Contract, including the right to make withdrawals, designate and change beneficiaries, transfer amounts among Investment Options, and designate an Annuity Option. If your Contract names Joint Owners, both Joint Owners are Contract Owners and share all such rights.


Contract Value--As of the end of any Business Day, the sum of your Variable Account Value, Fixed Option Value, and the Loan Account Value.

Contract Year--A year that starts on the Contract Date or on a Contract Anniversary.

Earnings--As of the end of any Business Day, your Earnings equal your Contract Value less your aggregate Purchase Payments which are reduced by withdrawals of prior Purchase Payments.

Fixed Option--If you allocate all or a part of your Purchase Payments or Contract Value to the Fixed Option, such amounts are held in our General Account and receive interest at rates declared periodically, but not less than an annual rate of 3%.

Fixed Option Value--The aggregate amount of your Contract Value allocated to the Fixed Option.

Fund--A separate portfolio of the Pacific Innovations Trust.


General Account--Our General Account consists of all our assets other than those assets allocated to Separate Account B or to any of our other separate accounts.


Guaranteed Interest Rate--The interest rate guaranteed at the time of allocation (or roll over) for the Guarantee Term on amounts allocated to the Fixed Option. All Guaranteed Interest Rates are expressed as annual rates, and interest is accrued daily. The rate will not be less than an annual rate of 3%.

Guarantee Term--The period during which the amount you allocate to the Fixed Option earns a Guaranteed Interest Rate. This term is currently up to one-year.

Investment Option--A Variable Account or the Fixed Option offered under the Contract.

Joint Annuitant--If your Contract is a Non-Qualified Contract, you may name two Annuitants, called "Joint Annuitants," in your application for your Contract. Special restrictions apply for Qualified Contracts.

Loan Account Value--The amount transferred from your Investment Options to the General Account to secure a Contract Loan, increased by interest earned and decreased by any principal repayments and/or withdrawals or transfers of interest earned.

Net Contract Value--Your Contract Value less Contract Debt.

Non-Qualified Contract--A Contract other than a Qualified Contract.

Primary Annuitant--The individual that is named in your Contract, the events in the life of whom are of primary importance in affecting the timing or amount of the payout under the Contract.

Purchase Payment--An amount paid to us by or on behalf of a Contract Owner, as consideration for the benefits provided under the Contract.

Qualified Contract--A Contract that qualifies under the Code as an individual retirement annuity ("IRA"), or a Contract purchased by a Qualified Plan, qualifying for special tax treatment under the Code.

Qualified Plan--A retirement plan that receives favorable tax treatment under
Section 401, 408, 403 or 457 of the Code.

SEC--Securities and Exchange Commission.


Separate Account B (the "Separate Account")--A separate account of Pacific Mutual Life registered as a unit investment trust under the Investment Company Act of 1940.

Subaccount (also called a "Variable Account")--An investment division of the Separate Account. Each Subaccount invests its assets in shares of a corresponding Fund.

Subaccount Annuity Unit--Subaccount Annuity Units (or "Annuity Units") are used to measure variation in variable annuity payments. To the extent you elect to convert all or some of your Contract Value into variable annuity payments, the amount of each annuity payment (after the first payment) will vary with the value and number of Annuity Units in each Subaccount attributed to any variable annuity payments. At annuitization (after any applicable premium taxes and/or other taxes are paid), the amount annuitized to a variable annuity determines the amount of your first variable annuity payment and the number of Annuity Units credited to your annuity in each Subaccount. The value of Subaccount Annuity Units, like the value of Subaccount Units, is expected to fluctuate daily, as described in the definition of "Unit Value."

Subaccount Unit--Before your Annuity Date, each time you allocate an amount to a Subaccount, your Contract is credited with a number of Subaccount Units in that Subaccount; these Units are used, for accounting purposes, to measure your Account Value in that Subaccount. The value of Subaccount Units is expected to fluctuate daily, as described in the definition of Unit Value.

Trust--Pacific Innovations Trust.

Unit Value--The value of a Subaccount Unit ("Subaccount Unit Value") or Subaccount Annuity Unit ("Subaccount Annuity Unit Value"). Unit Value of any Subaccount is subject to change on any Business Day in much the same way that the value of a mutual fund share changes each day; the fluctuations in value reflect the investment results, expenses of and charges against the Fund in which the Subaccount invests its assets, and also reflect charges against the Separate Account. Changes in Subaccount Annuity Unit Values also reflect an additional factor that adjusts Subaccount Annuity Unit Values to offset our Annuity Option Table's implicit assumption of an annual investment return of 5%; the effect of this assumed investment return is explained in detail in the SAI. Unit Value of a Subaccount Unit or Subaccount Annuity Unit on any Business Day is measured as of 4:00 p.m., Eastern time, on that Business Day.

Variable Account Value--The aggregate amount of your Contract Value allocated to all Subaccounts.

Variable Investment Option--A Subaccount.

                                    SUMMARY

This brief description is only an overview of the more significant features of your Contract. More detailed information may be found in subsequent sections of this Prospectus, in the SAI, and in the Contract itself. Endorsements to your Contract may contain variations from the standardized information in this Prospectus. In addition, certain variations due to requirements particular to the issue state or jurisdiction may apply (see APPENDIX A: STATE LAW VARIATIONS for variations in Right to Cancel). IF ANY CONTRACT ENDORSEMENTS OR SUPPLEMENTAL VARIATIONS TO THIS PROSPECTUS CONFLICT WITH OTHER INFORMATION IN THE CONTRACT FORM OR IN THIS PROSPECTUS, THE ENDORSEMENTS AND SUPPLEMENTS CONTROL YOUR CONTRACT.

WHAT IS THE CONTRACT? Pacific Innovations (the "Contract") is an annuity contract designed to be a long-term financial planning device, permitting you to invest on a tax-deferred basis for retirement or other long-range goals, and to receive a series of regular payments for life or a period of years. See FEDERAL TAX STATUS.

HOW DO I PURCHASE A CONTRACT? Your initial purchase payment must be at least $5,000 to buy a Non-Qualified Contract ($2,000 for a Qualified Contract). After this initial payment you may make additional payments but you are not required to do so. Your initial payment may be payable in automatic installments over your first Contract Year. See PURCHASING YOUR CONTRACT.

WHAT ARE MY INVESTMENT OPTIONS? You select your own Investment Options. Seven of the Investment Options are Variable Investment Options available through Separate Account B. Each Variable Investment Option invests in a corresponding Fund of the Trust. Bank of America National Trust and Savings Association ("Bank of America") is the manager of the Trust, and Bank of America and the Trust have retained other Subadvisers for two of the Funds. You bear the investment risk associated with the Variable Investment Options, and you should expect your Contract Value and any variable annuity payments allocated to these Variable Investment Options to fluctuate. See HOW YOUR PAYMENTS ARE ALLOCATED.

Also available is a Fixed Option with a Guarantee Term of up to one year. This option provides a fixed annual interest rate of at least 3%; the portion of your Purchase Payments or Contract Value allocated to the Fixed Option is held in our General Account. You may select as many Investment Options as you wish until the Annuity Date. After the Annuity Date, the Variable Investment Options may be selected if you choose variable annuity payments.

CAN I CHANGE MY INVESTMENT OPTIONS? You may transfer amounts from any Investment Option to another on or prior to your Annuity Date; after your Annuity Date, up to four exchanges of Subaccount Annuity Units may be made in any twelve-month period. Certain restrictions apply to the Fixed Option. You may transfer amounts automatically using dollar cost averaging, automatic portfolio rebalancing, or an earnings sweep. Transaction fees may be imposed in the future for excessive transfers. See HOW YOUR PAYMENTS ARE ALLOCATED--TRANSFERS and THE GENERAL ACCOUNT--WITHDRAWALS AND TRANSFERS in this Prospectus and THE CONTRACTS AND THE SEPARATE ACCOUNT--SYSTEMATIC TRANSFER PROGRAMS in the SAI.

WHAT CHARGES WILL I PAY? An Administrative Fee equal to an annual factor expressed as a decimal (where 1.00 is equal to 100%) of 0.0015, and a mortality and expense risk charge equal to an annual factor of 0.0125, are charged against assets held in the Variable Investment Options. Amounts invested in the Variable Investment Options are also subject to the operating expenses paid by the corresponding Fund of the Trust. Before the Annuity Date, an Annual Fee of $30 is charged each year and at the time of a full withdrawal if your Net Contract Value is less than $50,000. When you withdraw amounts attributed to Purchase Payments from your Contract Value, you may be subject to a contingent deferred sales charge (or "withdrawal charge") of up to 7%, which is determined by the amount of your withdrawal and the length of time you held the Purchase Payment considered withdrawn under your Contract. You may also be subject to other fees. See CHARGES, FEES AND DEDUCTIONS.

CAN I WITHDRAW MY CONTRACT VALUE? Generally, you may withdraw all or part of your Contract Value at any time on or prior to your Annuity Date. Certain restrictions are imposed on withdrawals from the Fixed Option and certain Qualified Contracts. Withdrawals may be subject to fees and charges, taxation and, in certain circumstances, a tax penalty. See WITHDRAWALS, FEDERAL TAX STATUS and THE GENERAL ACCOUNT--WITHDRAWALS AND TRANSFERS.

CAN I RETURN MY CONTRACT? For a limited time, usually 10 days after you receive it, you may return your Contract for a refund in accordance with the terms of its "Right to Cancel" provision. See WITHDRAWALS--RIGHT TO CANCEL.


HOW DO I REACH PACIFIC MUTUAL LIFE? You can reach our service representatives between 6:00 a.m. and 5:00 p.m., Pacific time, at 1-800-722-5558. To send payments, forms, or requests, see ADDITIONAL INFORMATION--INQUIRIES AND SUBMITTING FORMS AND REQUESTS.


                                   FEE TABLE

The purpose of this fee table is to assist you in understanding the various costs and expenses that you will bear directly or indirectly under your Contract. Expenses shown under "Contract Owner Transaction Expenses" and "Separate Account B Annual Expenses" are specified under the terms of the Contract. Expenses shown under "Pacific Innovations Trust Annual Expenses" are estimated expenses and may vary from year to year. In addition to the charges and expenses described below, a charge for premium taxes and/or other taxes may apply. See CHARGES, FEES AND DEDUCTIONS--PREMIUM TAXES in this Prospectus, the discussion under ORGANIZATION AND MANAGEMENT OF THE TRUST in the Trust's Prospectus, and MANAGER in the Trust's SAI.

        CONTRACT OWNER TRANSACTION EXPENSES
          Sales Charge Imposed on Purchase Payments.........................    None
          Maximum Withdrawal Charge1........................................    7.0%
          (computed as a percentage of Purchase Payments)
          Withdrawal Transaction Fee2.......................................    None
          Transfer Fee3.....................................................    None
          Annual Fee4.......................................................  $30.00
        SEPARATE ACCOUNT B ANNUAL EXPENSES
        (as a percentage of average daily account value)
             Mortality and Expense Risk Charge..............................   1.25%
             Administrative Fee.............................................   0.15%
                                                                              ------
             Total Separate Account B Annual Expenses.......................   1.40%
                                                                              ======

---------------

1 The withdrawal charge, also called a "contingent deferred sales charge," may not apply or may be reduced under certain circumstances. See CHARGES, FEES AND DEDUCTIONS.

2 We reserve the right to impose a transaction fee in the future of up to $15 per withdrawal on partial withdrawals in excess of 15 in any Contract Year. See WITHDRAWALS--OPTIONAL WITHDRAWALS.

3 We reserve the right to impose a transaction fee in the future of up to $15 per transfer on transfers in excess of 15 in any Contract Year. See HOW YOUR PAYMENTS ARE ALLOCATED--TRANSFERS.

4 This fee will be charged on each Contract Anniversary prior to your Annuity
  Date and at the time of a full withdrawal of any Contract Value, unless your Net Contract Value is at least $50,000 on that date.

    PACIFIC INNOVATIONS TRUST ANNUAL EXPENSES (AFTER EXPENSE REIMBURSEMENTS)

            (AS A PERCENTAGE OF FUND AVERAGE NET ASSETS, ESTIMATED)

                                                                  MANAGEMENT    OTHER      TOTAL
                                                                     FEE       EXPENSES   EXPENSES
                                                                  ----------   --------   --------
Money Market....................................................     0.22        0.38       0.60
Managed Bond....................................................     0.37        0.38       0.75
Capital Income..................................................     0.48        0.39       0.87
Blue Chip.......................................................     0.53        0.41       0.94
Mid-Cap Equity..................................................     0.53        0.41       0.94
Aggressive Growth...............................................     0.61        0.42       1.03
International...................................................     0.66        0.58       1.24

     Example: If, at the end of the indicated time period, you withdraw your entire Variable Account Value or your entire Contract Value, you would pay the following cumulative expenses on each $1,000 invested, assuming 5% annual return on assets:


                                                                            1 YEAR     3 YEARS
                                                                            ------     -------
Money Market..............................................................  $84.15     $110.21
Managed Bond..............................................................   85.65      114.76
Capital Income............................................................   86.85      118.38
Blue Chip.................................................................   87.56      120.49
Mid-Cap Equity............................................................   87.56      120.49
Aggressive Growth.........................................................   88.46      123.19
International.............................................................   90.55      129.47


     Example: If, at the end of the indicated time period, you neither withdraw your entire Variable Account Value nor your entire Contract Value, whether you annuitize or not, you would pay the following cumulative expenses on each $1,000 invested, assuming 5% annual return on assets:

                                                                             1 YEAR     3 YEARS
                                                                             ------     -------
Money Market...............................................................  $21.15     $ 65.21
Managed Bond...............................................................   22.65       69.76
Capital Income.............................................................   23.85       73.38
Blue Chip..................................................................   24.56       75.49
Mid-Cap Equity.............................................................   24.56       75.49
Aggressive Growth..........................................................   25.46       78.19
International..............................................................   27.55       84.47


THE EXAMPLES SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES; ACTUAL EXPENSES INCURRED IN ANY GIVEN YEAR MAY BE MORE OR LESS THAN THOSE SHOWN IN THE EXAMPLES. None of the Funds had begun operations as of January 1, 1997 and the "Other Expenses" are estimated. The Total Expenses reflect the policy, adopted by Bank of America and by Pacific Mutual Life to waive their fees for services rendered to the Trust and reimburse expenses so that the Total Expenses on an annual basis (exclusive of interest, taxes, brokerage commissions and other portfolio transaction expenses, capital expenditures, and extraordinary expenses) are no greater than the Total Expenses shown in the table above for each Fund. In the absence of the policy to waive fees and reimburse expenses, it is estimated that total annual expenses of the Funds, as a percentage of average daily net assets, would be as follows: Money
Market: 1.16%; Managed Bond: 1.19%; Capital Income: 1.25%; Blue Chip: 1.16%; Mid-Cap Equity: 1.19%; Aggressive Growth: 1.38%; and International: 1.53%. Bank of America and Pacific Mutual Life intend to continue this policy until such time as the annualized expenses of a Fund are less than the Total Expenses shown in the table; however, Bank of America and Pacific Mutual Life may discontinue such fee waivers and expense reimbursements at any time. See THE BUSINESS OF THE FUNDS in the Trust's Prospectus.

The Annual Fee is reflected in the examples, using an assumed initial single premium payment of $35,000. No Annual Fee is deducted from annuitized amounts or if your Net Contract Value is at least $50,000.


                               WHY BUY A CONTRACT

Your Pacific Innovations Contract (your "Contract") is an annuity contract that provides you with flexibility in tax-deferred retirement planning or other long-term financial planning. You may select among seven Variable Investment Options and one Fixed Option. You may choose to add to your Contract Value at any time before the Annuity Date, and your additional Purchase Payments may be in any amount you choose (subject to certain limitations). When you annuitize, we will send the payee a series of variable and/or fixed payments for life or for a specified number of years.

If you purchase a Contract with after-tax dollars ("Non-Qualified Contract") or if your Contract is purchased through a Qualified Plan or IRA ("Qualified Contract"), your earnings on the Contract are not subject to tax until amounts are withdrawn or distributed (including annuity payments). See FEDERAL TAX STATUS.

                            YOUR INVESTMENT OPTIONS

You may choose among seven different Variable Investment Options and the Fixed Option.

YOUR VARIABLE INVESTMENT OPTIONS


Separate Account B, a separate account of ours, currently offers you seven "Variable Investment Options" (also called "Subaccounts"). Each Variable Investment Option invests in a separate Fund of the Trust. Your Variable Investment Options are:


     -- Money Market Subaccount
     -- Managed Bond Subaccount
     -- Capital Income Subaccount
     -- Blue Chip Subaccount
     -- Mid-Cap Equity Subaccount
     -- Aggressive Growth Subaccount
     -- International Subaccount

What Are Each of These Options?

For your convenience, the following chart summarizes some basic data about each Fund. THIS CHART IS ONLY A SUMMARY. FOR MORE COMPLETE INFORMATION ON EACH FUND, INCLUDING A DISCUSSION OF THE FUND'S INVESTMENT TECHNIQUES AND THE RISKS ASSOCIATED WITH ITS INVESTMENTS, SEE THE ACCOMPANYING TRUST PROSPECTUS. NO ASSURANCE CAN BE GIVEN THAT A FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE. YOU SHOULD READ THE TRUST PROSPECTUS CAREFULLY BEFORE INVESTING.


------------------------------------------------------------------------------------------------
  FUND                 INVESTMENT OBJECTIVE     PRIMARY INVESTMENTS      ADVISER/SUBADVISER
                                                (UNDER NORMAL
                                                CONDITIONS)
================================================================================================
  Money Market         Liquidity and current    Short-term debt          Bank of America
                       income consistent with   obligations issued or
                       preservation of capital  guaranteed by U.S.
                                                Government, its
                                                agencies, authorities
                                                or instrumentalities
------------------------------------------------------------------------------------------------
  Managed Bond         Interest income and      Investment grade,        Scudder, Stevens &
                       capital appreciation     intermediate and longer  Clark, Inc.
                                                term bonds.
------------------------------------------------------------------------------------------------
  Capital Income       Total investment         Convertible bonds and    Bank of America
                       return, comprised of     convertible preferred
                       current income and       stocks
                       capital appreciation
------------------------------------------------------------------------------------------------
  Blue Chip            Long-term capital        Blue chip stocks         Bank of America
                       appreciation
------------------------------------------------------------------------------------------------
  Mid-Cap Equity       Capital appreciation;    Stocks of companies      Bank of America
                       income is a secondary    with medium market
                       consideration            capitalizations
------------------------------------------------------------------------------------------------
  Aggressive Growth    Maximum capital          Common stocks and        Bank of America
                       appreciation             securities convertible
                                                into common stocks of
                                                companies with smaller
                                                market capitalizations
------------------------------------------------------------------------------------------------
  International        Long-term capital        Foreign equity           Wellington Management
                       growth                   securities               Company, LLP
------------------------------------------------------------------------------------------------


The Trust Manager

Bank of America is the manager of the Trust. Bank of America and the Trust have retained other Subadvisers, supervised by Bank of America, for two of the Funds.

YOUR FIXED OPTION

The Fixed Option offers you a guaranteed minimum interest rate on the amounts you allocate to this Option. Amounts you allocate to the Fixed Option, and your earnings credited, become part of Pacific Mutual's General Account. For more detailed information about these Options, see THE GENERAL ACCOUNT section in this Prospectus.

                            PURCHASING YOUR CONTRACT

HOW TO APPLY FOR YOUR CONTRACT

To purchase a Contract, fill out an application and submit it along with your initial Purchase Payment to Pacific Mutual Life Insurance Company at P.O. Box 100060, Pasadena, California 91189-0060. If your application and payment are complete when received, or once they have become complete, we will issue your Contract within two Business Days. If some information is missing from your application, we may delay issuing your Contract while we obtain the missing information; however, we will not hold your initial Purchase Payment for more than five Business Days without seeking your permission.

You may also purchase a Contract by exchanging your existing contract. You must submit all contracts to be exchanged when you submit your application. Call your representative, or call us at 1-800-722-5558, if you are interested in this option.


We reserve the right to reject any application or Purchase Payment for any reason, subject to any applicable nondiscrimination laws and to our own standards and guidelines. The maximum age of a Contract Owner, including Joint and Contingent Owners, for which a Contract will be issued is 85. The Contract Owner's age is calculated as of his or her attained birthday. If the sole Contract Owner or sole Annuitant named in the application for a Contract dies prior to our issuance of a Contract, then the application for the Contract and/or any Contract issued shall be deemed null and void; and any premiums we receive, including any proceeds received in connection with an exchange or transfer, will be returned to the applicant/owner or their estate.


MAKING YOUR PURCHASE PAYMENTS

Making Your Initial Payment

Your initial Purchase Payment must be at least $5,000 if you are buying a Non-Qualified Contract, and at least $2,000 if you are buying a Qualified Contract. You may pay this entire amount when you submit your application, or you may choose our pre-authorized checking plan ("PAC"), which allows you to pay in equal monthly installments over one year (at least $400 per month for Non-Qualified Contracts, and at least $150 per month for Qualified Contracts). If you choose PAC, you must make your first installment payment when you submit your application. Further requirements for PAC are discussed in the PAC form.

You must obtain our consent before making an initial or additional Purchase Payment that will bring your aggregate Purchase Payments over $500,000.

Making Additional Payments

You may choose to invest additional amounts in your Contract at any time. Each additional Purchase Payment must be at least $100 for Non-Qualified Contracts and $50 for Qualified Contracts.

Forms of Payment

Your initial and additional Purchase Payments may be sent by personal or bank check or by wire transfer. You may also make additional PAC Purchase Payments via electronic funds transfer. All checks must be drawn on U.S. funds. If you make Purchase Payments by check other than a cashier's check, your payment of any withdrawal proceeds and any refund during your "Right to Cancel" period may be delayed until your check has cleared.

                        HOW YOUR PAYMENTS ARE ALLOCATED

CHOOSING YOUR INVESTMENT OPTIONS

You may allocate your Purchase Payments among the seven Subaccounts and the Fixed Option. Allocations of your initial Purchase Payment to the Investment Options you selected will be effective either on your Contract Date or on your Right to Cancel Transfer Date. Any additional Purchase Payments received prior to your Right to Cancel Transfer Date will be allocated to the Investment Options you selected either on the Business Day we receive the Payment in proper form or on your Right to Cancel Transfer Date. See WITHDRAWALS--RIGHT TO CANCEL. Each additional Purchase Payment after the Right to Cancel Transfer Date will be allocated to the Investment Options according to your allocation instructions in your application, or most recent instructions, if any. We reserve the right, in the future, to require that your allocation to any particular Investment Option meet a certain minimum amount.

INVESTING IN VARIABLE INVESTMENT OPTIONS

Each time you allocate your investment to a Variable Investment Option, your Contract is credited with a number of "Subaccount Units" in that Subaccount. The number of Subaccount Units credited is equal to the amount you have allocated to that Subaccount, divided by the "Unit Value" of one Unit of that Subaccount.

     Example: You allocate $600 to the Capital Income Subaccount. At the end of the Business Day on which your allocation is effective, the value of one Unit in the Capital Income Subaccount is $15. As a result, 40 Subaccount Units are credited to your Contract for your $600.

Your Variable Account Value Will Change

After we credit your Contract with Subaccount Units, the value of those Units will usually fluctuate. This means that, from time to time, your investment allocated to the Variable Investment Options may be worth more or less than the original Purchase Payments to which those amounts can be attributed. Fluctuations in Subaccount Unit Value will not change the number of Units credited to your Contract.

Subaccount Unit Values will vary in accordance with the investment performance of the corresponding Fund. For example, the value of Units in the Blue Chip Subaccount will change to reflect the performance of the Blue Chip Fund (including that Fund's investment income, its capital gains and losses, and its expenses). Subaccount Unit Values are also adjusted to reflect the Administrative Fee and Risk Charge imposed on the Separate Account.

We calculate the value of all Subaccount Units as of 4:00 p.m., Eastern time on each Business Day. The SAI contains a detailed discussion of these calculations.

WHEN YOUR INVESTMENT IS EFFECTIVE

The day your allocation is effective determines the Unit Value at which Subaccount Units are attributed to your Contract. In the case of transfers or withdrawals, the effective day determines the Unit Value at which affected Subaccount Units are debited and/or credited under your Contract. That Value is the value of the Subaccount Units next calculated after your transaction is effective. Your Variable Account Value begins to reflect the investment performance results of your new allocations on the day after your transaction is effective.

Your initial Purchase Payment is ordinarily effective on the day we issue your Contract. Any additional allocation is effective on the day we receive your Purchase Payment in proper form.

TRANSFERS

Once your payments are allocated to the Investment Options you selected, you may transfer your Contract Value, less Loan Account Value, from any Investment Option to any other. Certain restrictions apply to the Fixed Option. See THE GENERAL ACCOUNT--WITHDRAWALS AND TRANSFERS. Transfer requests are normally effective on the Business Day we receive them in proper form. If your Contract was issued in a state that requires refund of Purchase Payments under your Right to Cancel, or if your contract is an IRA, transfers may only be made after your Right to Cancel Transfer Date. See WITHDRAWALS--RIGHT TO CANCEL.

No transfer fee is currently imposed for transfers among the Investment Options, but we reserve the right to impose a transaction fee for transfers in the future; a fee of up to $15 per transfer may apply to transfers in excess of 15 in any Contract Year. Transfers under the dollar cost averaging and earnings sweep options are counted toward your total transfers in a Contract Year. Any such fee would be charged against your Investment Options proportionately, based on your relative Account Value in each immediately after the transfer.

We have the right, at our option, to require certain minimums in the future in connection with transfers; these may include a minimum transfer amount and a minimum Account Value, if any, for the Investment Option from which the transfer is made or to which the transfer is made. If your transfer request results in your having a remaining Account Value in an Investment Option that is less than the minimum amount, we may transfer that remaining amount to your other Investment Options in the proportions specified in your current allocation instructions. We also reserve the right to limit the size of transfers, to limit the number and frequency of transfers, to restrict transfers, and to suspend transfers. We reserve the right to reject any transfer request. As of the date of this prospectus, the only restriction is that we will not accept instructions from agents acting under a power of attorney or otherwise on behalf of multiple Contract Owners.


Exchanges of Annuity Units in any Subaccount(s) to any other Subaccount(s) after annuitization are limited to four in any twelve-month period. See THE GENERAL ACCOUNT--WITHDRAWALS AND TRANSFERS AND THE CONTRACTS AND THE SEPARATE ACCOUNT in the SAI.

Dollar Cost Averaging

Dollar cost averaging is a method in which you buy securities in a series of regular purchases instead of in a single purchase. This allows you to average the securities' prices over time, and may permit a "smoothing" of abrupt peaks and drops in price. Prior to your Annuity Date, you may use dollar cost averaging to transfer amounts, over time, from any Variable Investment Option or the Fixed Option with an Account Value of at least $5,000 to one or more other Variable Investment Options. Each transfer must be for at least $250. Detailed information appears in the SAI.

Portfolio Rebalancing

You may instruct us to maintain a specific balance of Variable Investment Options under your Contract (e.g.,30% in the Blue Chip Subaccount, 40% in the Capital Income Subaccount, and 30% in the Aggressive Growth Subaccount) prior to your Annuity Date. Periodically, we will "rebalance" your values in the elected Subaccounts to the percentages you have specified. Rebalancing may result in transferring amounts from a Subaccount earning a relatively higher return to one earning a relatively lower return. The Fixed Option is not available for rebalancing. Detailed information appears in the SAI.

Earnings Sweep

You may instruct us to make automatic periodic transfers of your earnings from the Money Market Subaccount or from the Fixed Option to one or more Variable Investment Options (other than the Money Market Subaccount). Detailed information appears in the SAI.

                          CHARGES, FEES AND DEDUCTIONS

WITHDRAWAL CHARGE

No sales charge is imposed on any Purchase Payment. Your Purchase Payments may, however, be subject to a withdrawal charge; this charge may apply to amounts you withdraw under your Contract, depending on the length of time each Purchase Payment has been invested and on the amount you withdraw. No withdrawal charge is imposed on (i) amounts annuitized after the first Contract Year, if annuitized for at least five years, (ii) payments of death benefits, (iii) withdrawals by Contract Owners to meet the minimum distribution rules for Qualified Contracts as they apply to amounts held under the Contract, or (iv) subject to medical evidence satisfactory to us, after the first Contract Anniversary, full or partial withdrawals if the last or sole Annuitant has been diagnosed with a medically determinable condition that results in a life expectancy of twelve (12) months or less. We will not impose a withdrawal charge on withdrawals of Purchase Payments held under your Contract for at least five Contract Years. In no event will the aggregate withdrawal charges imposed exceed 7.0% of your total Purchase Payments.

Free Withdrawals

We will not impose a withdrawal charge on your withdrawal to the extent that total withdrawals that are free of charge during the Contract Year do not exceed 10% of the sum of your remaining Purchase Payments at the beginning of the Contract Year that have been held under your Contract for less than six years plus additional Purchase Payments applied to your Contract during that Contract Year. Our calculations of the withdrawal charge deduct this "free 10%" from your "oldest" Purchase Payment that is still otherwise subject to the charge.

     Example: You make an initial Purchase Payment of $10,000 in Contract Year 1, and make additional Purchase Payments of $1,000 and $6,000 in Contract Year 2. With Earnings, your Contract Value in Contract Year 3 is $19,000. In Contract Year 3, you may withdraw $1,700 free of the withdrawal charges (your total Purchase Payments were $17,000, so 10% of that total equals $1,700). After this withdrawal, your Contract Value is $17,300 ($15,300 attributable to Purchase Payments and $2,000 attributable to earnings). In Contract Year 4, your Contract Value falls to $12,500; you may withdraw $1,530 (10% of $15,300) free of any withdrawal charges.

How the Charge is Determined

We calculate your withdrawal charge by assuming that amounts withdrawn are attributed to Purchase Payments in the order the Payments were received by us, then to Earnings. The amount of the charge depends on how long each Purchase Payment was held under your Contract. Each Purchase Payment you make is considered to have a certain "age," depending on the length of time since that payment was effective. A payment is "one year old" or has an "age of one" from the day it is effective until your next Contract Anniversary; beginning on that Contract Anniversary, your payment will have an "age of two" for a full Contract Year. When you withdraw an amount subject to the withdrawal charge, the "age" of the Purchase Payment you withdraw determines the level of withdrawal charge as follows:

 "AGE" OF PAYMENT      WITHDRAWAL
     IN YEARS            CHARGE
------------------     ----------
      1                    7%
      2                    6%
      3                    5%
      4                    3%
      5                    1%
  6 or more                0%

     Example: If in the example above, in Contract Year 3, a gross withdrawal of $2,000 instead of $1,700 was requested, it would generate a withdrawal charge of $15, calculated by subtracting the "free 10%" (10% X $17,000 = $1,700) from the withdrawal amount ($2,000) and applying to the result ($300) the applicable withdrawal charge percentage (5%). The net withdrawal proceeds to you would be $1,985. After this withdrawal, the remaining Contract Value would be $17,000, of which $15,000 would be attributable to Purchase Payments and $2,000 to Earnings.

The withdrawal charge will be deducted proportionally among all Investment Options from which the withdrawal occurs. Any applicable Annual Fee will be deducted after the withdrawal charge is calculated. See THE GENERAL ACCOUNT--WITHDRAWALS AND TRANSFERS.

We pay sales commissions and other expenses associated with promotion and sales of the Contracts to broker-dealers. The withdrawal charge is designed to reimburse us for these costs, although we expect that our actual expenses will be greater than the amount of the withdrawal charge.

Transfers


Transfers of all or part of your Account Value from one Investment Option to another is not considered a withdrawal of an amount from your Contract, so no withdrawal charge is imposed at the time of transfer. See HOW YOUR PAYMENTS ARE ALLOCATED--TRANSFERS and THE GENERAL ACCOUNT-- WITHDRAWALS AND TRANSFERS.

PREMIUM TAXES

Depending on (among other factors) your state of residence, a tax may be imposed on your Purchase Payments at the time your payment is made, at the time of a partial or full withdrawal, at the time any death benefit proceeds are paid, at annuitization or at such other time as taxes may be imposed. Tax rates ranging from 0% to 3.5% are currently in effect, but may change in the future. Some local jurisdictions also impose a tax.

If we pay any taxes attributable to Purchase Payments ("premium taxes") on your behalf, we will impose a similar charge against your Contract Value. We normally will charge you when you annuitize some or all of your Contract Value. We reserve the right to impose this charge for applicable premium taxes when you make a full or partial withdrawal, at the time any death benefit proceeds are paid, or when those taxes are incurred. For these purposes, "premium taxes" include any state or local premium taxes and, where approval has been obtained, federal premium taxes and any federal, state or local income, excise, business or any other type of tax (or component thereof) measured by or based upon, directly or indirectly, the amount of payments we have received. We will base this charge on the Contract Value, the amount of the transaction, the aggregate amount of Purchase Payments we receive under your Contract, or any other amount, that in our sole discretion we deem appropriate.

We may also charge the Separate Account or your Contract Value for taxes attributable to the Separate Account or the Contract, including income taxes attributable to the Separate Account or to our operations with respect to the Contract, or taxes attributable, directly or indirectly, to Purchase Payments or payments we make under the Contract. Currently, we do not impose any such charges.

ANNUAL FEE

We will charge you an Annual Fee of $30 on each Contract Anniversary prior to the Annuity Date and at the time you withdraw your entire Net Contract Value, if your Net Contract Value is less than $50,000 on that date. The fee is not imposed on amounts you annuitize or on payment of death benefit proceeds. The fee reimburses certain of our costs in administering the Contracts and the Separate Account; we do not intend to realize a profit from this fee or the Administrative Fee. This fee is guaranteed not to increase for the life of your Contract.

Your Annual Fee will be charged proportionately against your Investment Options. Assessments against your Variable Investment Options are made by debiting some of the Subaccount Units previously credited to your Contract; that is, assessment of the Annual Fee does not change the Unit Value for those Subaccounts.

WAIVERS AND REDUCED CHARGES


We may reduce or waive the withdrawal charge or Annual Fee or credit additional amounts in situations where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Contract Owner(s), sales of large Contracts and group sales and on mass transactions over multiple Contracts. In addition, we may waive the Annual Fee and/or credit an additional amount to the Contract Value of those Contracts sold to persons who meet criteria established by Pacific Mutual Life, which may include officers, and employees of Pacific Mutual Life and our affiliates, registered representatives and employees of broker-dealers with a current selling agreement with us and their affiliates, and employees of affiliated asset management firms ("Eligible Persons") and immediate family members of Eligible Persons. We will only reduce or waive such charges and fees or credit additional amounts on any Contract where expenses associated with the sale of the Contract and/or costs associated with administering and maintaining the Contract are reduced. Eligible Persons and their immediate families also may purchase a Contract with reduced minimum Purchase Payment requirements.


MORTALITY AND EXPENSE RISK CHARGE

We assess a charge against the assets of each Subaccount to compensate us for certain mortality and expense risks that we assume under the Contracts (the "Risk Charge"). The risk that Annuitants will live longer (and therefore receive more annuity payments) than we predict through our actuarial calculations is "mortality risk." We also bear mortality risk in connection with death benefits payable under the Contracts. The risk that the expense charges and fees under the Contracts and Separate Account are less than our actual administrative and operating expenses is called "expense risk."

This Risk Charge is assessed daily at an annual factor expressed as a decimal (where 1.00 is equal to 100%) of 0.0125 of each Subaccount's assets; this charge may not be increased for the duration of your Contract. Of this amount, 0.0045 is for assuming expense risk, and 0.0080 is for assuming mortality risk.

The Risk Charge will stop at annuitization if you select a fixed annuity; the Risk Charge will continue after annuitization if you choose any variable annuity, even though we do not bear mortality risk if your Annuity Option is Period Certain Only.

We will realize a gain if the Risk Charge exceeds our actual cost of expenses and benefits, and will suffer a loss if such actual costs exceed the Risk Charge. Any gain will become part of our General Account; we may use it for any reason, including covering sales expenses on the Contracts.

ADMINISTRATIVE FEE

We charge an Administrative Fee as compensation for costs we incur in operating the Separate Account and issuing and administering the Contracts, including processing applications and payments, and issuing reports to you and to regulatory authorities.

The Administrative Fee is assessed daily at an annual factor expressed as a decimal (where 1.00 is equal to 100%) of 0.0015 of the assets of each Subaccount. This fee is guaranteed not to increase for the life of your Contract. A relationship will not necessarily exist between the actual administrative expenses attributable to a particular Contract and the Administrative Fee paid in respect of that particular Contract.

EXPENSES OF THE TRUST


Your Variable Account Value reflects advisory fees and other expenses incurred by the various Funds of the Trust, net of any applicable reimbursements. These fees and expenses may vary from year to year. The Trust is governed by its own Board of Trustees, and your Contract does not fix or specify the level of expenses of the Trust or any Fund. The Trust's fees and expenses are described in detail in the SUMMARY and in the Trust's Prospectus and in its SAI.


                     RETIREMENT BENEFITS AND OTHER PAYOUTS

SELECTING YOUR ANNUITANT

When you submit the application for your Contract, you must choose an Annuitant and may choose a Joint Annuitant. We will send the annuity payments to the payee that you designate. If you are buying a Qualified Contract, you must be the sole Annuitant; if you are buying a Non-Qualified Contract you may choose yourself and/or another person. Whether you choose to have a sole or two Joint Annuitants, you may choose a Contingent Annuitant; more information on these options is described in the SAI. You will not be able to add or change a sole or Joint Annuitant after your Contract is issued; however, if you are buying a Qualified Contract, you may add a Joint Annuitant at the time of annuitization. You will be able to add or change a Contingent Annuitant until your Annuity Date or the death of your sole Annuitant or both Joint Annuitants, whichever occurs first; however, once your Contingent Annuitant has become the Annuitant under your Contract, no additional Contingent Annuitant may be named. You may not choose an Annuitant who has reached his or her 86th birthday at the time your Contract is issued. This restriction applies to Joint and Contingent Annuitants as well as to a sole Annuitant. When adding or changing Contingent Annuitants, the newly named Contingent Annuitant must be less than age 86 at the time of change or addition. In addition, we reserve the right to require proof of age or survival of the Annuitant(s).

ANNUITIZATION

You may choose both your Annuity Date (or "Annuity Start Date") and your Annuity Option. At the Annuity Date, you may elect to annuitize some or all of your Net Contract Value, less any transaction fee, and any applicable charge for premium taxes and/or other taxes, as long as the net amount you annuitize is at least $10,000, subject to any exceptions under state law. If you annuitize only a portion of this available Contract Value, you may have the remainder distributed, less any applicable charge for premium taxes and/or other taxes, any transaction fee, any applicable withdrawal charge, and any Annual Fee. We will distribute your Net Contract Value, less any applicable charge for premium taxes and/or other taxes, any applicable withdrawal charge, any Annual Fee, and any transaction fee, to you in a single sum if the net amount of your Contract Value available to convert to an annuity is less than $10,000 on your Annuity Date. Distributions under your Contract may have tax consequences. You should consult a qualified tax adviser for information on annuitization.

CHOOSING YOUR ANNUITY DATE ("ANNUITY START DATE")

You should choose your Annuity Start Date when you submit your application or we will apply a default Annuity Date to your Contract.

You may change your Annuity Date by notifying us in writing (or other form acceptable to us). We must receive your written notice at least ten Business Days prior to the earlier of your old Annuity Date or your new Annuity Date.

Your Annuity Date cannot be earlier than your first Contract Anniversary and must occur on or before a certain date: If you have a sole Annuitant, your Annuity Date cannot be later than his or her 95th birthday; if you have Joint Annuitants and a Non-Qualified Contract, your Annuity Date cannot be later than your younger Joint Annuitant's 95th birthday; if you have Joint Annuitants and a Qualified Contract, your Annuity Date cannot be later than your own 95th birthday. In the case of certain trusts, the Annuity Date can not be later than the Annuitant's 100th birthday. To meet IRS minimum distribution rules, your Annuity Date may need to be earlier. Different requirements may apply in some states. If your Contract is a Qualified Contract, you may also be subject to additional restrictions. Adverse federal tax consequences may result if you choose an Annuity Date that is prior to an Annuitant's attained age 59 1/2. See FEDERAL TAX STATUS.

If you annuitize only a portion of your Net Contract Value on your Annuity Start Date, you may, at that time, have the option to elect not to have the remainder of your Contract Value distributed, but instead to continue your Contract with that remaining Contract Value (a "continuing Contract"). If this option is available, you would then choose a second Annuity Date for your continuing Contract, and all references in this Prospectus to your "Annuity Date" would, in connection with your continuing Contract, be deemed to refer to that second Annuity Date. This option may not be available, or may be available only for certain types of Contracts. You should be aware that some or all of the payments received before the second Annuity Date may be fully taxable. We recommend that you call your tax adviser for more information and specific tax advice if you are interested in this option.

DEFAULT ANNUITY DATE AND OPTIONS

If you have a Non-Qualified Contract and you do not choose an Annuity Date when you submit your application, your Annuity Date will be your Annuitant's 95th birthday or your younger Joint Annuitant's 95th birthday, whichever applies; however some states' laws may require a different Annuity Date. If you have a Qualified Contract and fail to choose an Annuity Date, your Annuity Date will be April 1 of the calendar year following the year your Annuitant attains age
70 1/2; if your Annuitant has already attained age 70 1/2 on the Contract Date, your Annuity Date will be April 1 of the calendar year following your first Contract Anniversary.

If you have not specified an Annuity Option or do not instruct us otherwise, at your Annuity Date your Net Contract Value, less transaction fees and/or charges for premium taxes and/or other taxes, will be annuitized (if this net amount is at least $10,000) as follows: the net amount from your Fixed Option Value will be converted into a fixed-dollar annuity and the net amount from your Variable Account Value will be converted into a variable-dollar annuity directed to the Subaccounts proportionate to your Account Value in each. If you have a Non-Qualified Contract, or if you have a Qualified Contract and are not married, your default Annuity Option will be Life with Ten Year Period Certain. If you have a Qualified Contract and you are married, your default Annuity Option will be Joint and Survivor Life with survivor payments of 50% and your spouse will automatically be named your Joint Annuitant.

CHOOSING YOUR ANNUITY OPTION

You make three basic decisions about your annuity payments. First, you must choose whether you want those payments to be a fixed-dollar amount and/or a variable-dollar amount. Second, you must choose the form of annuity payments (see ANNUITY OPTIONS). Third, you must decide how often you want annuity payments to be made (the "frequency" of the payments). You may not change these selections after annuitization.

Fixed and Variable Annuities

You may choose a fixed annuity (i.e., with fixed-dollar amounts), a variable annuity (i.e., with variable-dollar amounts), or you may choose both, converting one portion of the net amount you annuitize into a fixed annuity and another portion into a variable annuity.

If you select a fixed annuity, each periodic annuity payment received will be equal to the initial annuity payment, unless you select a joint and survivor life annuity with reduced survivor payments and the Primary Annuitant dies. Any net amount you convert to a fixed annuity will be part of our General Account.

If you select a variable annuity, you may choose as many Variable Investment Options as you wish; the amount of the periodic annuity payments will vary with the investment results of the Variable Investment Options selected. After the Annuity Date, Annuity Units may be exchanged among available Variable Investment Options up to four times in any twelve-month period. How your Contract converts into a variable annuity is explained in more detail in THE CONTRACTS AND THE SEPARATE ACCOUNT in the SAI.

Annuity Options

Four Annuity Options are currently available under the Contracts, although additional options may become available in the future.

     -- Life Only. Periodic payments are made to the payee during his or her lifetime. Payments stop when the Annuitant dies.

     -- Life with Period Certain. Periodic payments are made to the payee during the Annuitant's lifetime, with payments guaranteed for a specified period. You may choose to have payments guaranteed for anywhere from 5 through 30 years (in full years only). If the Annuitant dies before the guaranteed payments are completed, the Beneficiary receives the remainder of the guaranteed payments.

     -- Joint and Survivor Life. Periodic payments are made to the Primary Annuitant during the lifetime of the Primary Annuitant. After the death of the Primary Annuitant, periodic payments are made to the payee named in the election if and as long as the secondary Annuitant lives. You may choose to have the payments based on the life expectancy of the surviving secondary Annuitant equal to 50%, 66 2/3% or 100% of the payments made during the lifetime of the Primary Annuitant (you must make this election when you choose your Annuity Option). Payments stop when both Annuitants die.

     -- Period Certain Only. Periodic payments are made to the payee over a specified period. You may choose to have payments continue for anywhere from 5 through 30 years (in full years only). If the Annuitant dies before the guaranteed payments are completed, the Beneficiary receives the remainder of the guaranteed payments.

Frequency of Payments

You may choose to have annuity payments made monthly, quarterly, semiannually, or annually. The amount of a variable payment will be determined in each period on the date corresponding to your Annuity Date, and payment will be made on the next succeeding day.

Your initial annuity payment must be at least $250. Depending on the net amount you annuitize, this requirement may limit your options regarding the period and/or frequency of annuity payments.

If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), your spouse's consent may be required when you seek any distribution under your Contract, unless your Annuity Option is Joint and Survivor Life with survivor payments of at least 50%, and your spouse is your Joint Annuitant.

YOUR ANNUITY PAYMENTS

Amount of the First Payment

Your Contract contains tables that we use to determine the amount of the first annuity payment under your Contract, taking into consideration the annuitized portion of your Net Contract Value at the Annuity Date. This amount will vary, depending on the annuity period and payment frequency you select; this amount will be larger in the case of shorter Period Certain annuities and smaller for longer Period Certain annuities. Similarly, this amount will be greater for a Life Only annuity than for a Joint and Survivor Life annuity, because we will expect to make payments for a shorter period of time on a Life Only annuity. If you do not choose the Period Certain Only annuity, this amount will also vary depending on the age of the Annuitant(s) on the Annuity Date and, for some Contracts in some states, the sex of the Annuitant(s).

For fixed annuity payments, the guaranteed income factors in our tables are based on an annual interest rate of 3% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a fixed annuity, fixed annuity payments will be based on the periodic income factors in effect for your Contract on the Annuity Date which are at least the guaranteed income factors under the Contract.

For variable annuity payments, the tables are based on an assumed annual investment return of 5% and the 1983a Annuity Mortality Table with the ages set back 10 years. If you elect a variable annuity, your initial variable annuity payment will be based on the applicable income factor in effect for your Contract on the Annuity Date which is at least as great as the applicable variable annuity income factor in our table. A higher assumed investment return would mean a larger first variable annuity payment, but subsequent payments would increase only when actual net investment performance exceeds the higher assumed rate and would fall when actual net investment performance is less than the higher assumed rate. A lower assumed rate would mean a smaller first payment and a more favorable threshold for increases and decreases. If the actual net investment performance is a constant 5% annually, annuity payments will be level. The assumed investment return is explained in more detail in the SAI under THE CONTRACTS AND THE SEPARATE ACCOUNT.

DEATH BENEFITS

A death benefit may be payable on proof of death before the Annuity Date of the Annuitant or of any Contract Owner while the Contract is in force. The amount of the death benefit will be paid according to the DEATH BENEFIT PROCEEDS section.

Death Benefit Proceeds

The proceeds of any death benefit payable will be paid upon receipt of proof of death, in proper form, and instructions regarding payment and will be the amount of the death benefit reduced by any charge for premium taxes and/or other taxes and any Contract Debt. The death benefit proceeds will be payable in a single sum, as an annuity, or in accordance with IRS regulations (see MANDATORY DISTRIBUTION ON DEATH). Any such annuity is subject to all restrictions (including minimum amount requirements) as are other annuities under this Contract; in addition, there may be legal requirements that limit the recipient's Annuity Options and the timing of any payments. A recipient should consult a qualified tax adviser before electing to receive an annuity.

Additional provisions apply if your Contract names a Joint or Contingent Owner or Annuitant, or if the Beneficiary, Joint Owner, or Contingent Owner is your spouse. Further information about these provisions is contained in the SAI.

Mandatory Distribution on Death

If a Contract Owner of a Non-Qualified Contract dies before the Annuity Date, any death benefit proceeds under this Contract must begin distribution within five years after the Owner's death. In order to satisfy this requirement, the designated recipient must receive a lump sum payment or elect to receive an annuity for life or over a period that does not exceed the life expectancy of the designated recipient with annuity payments that start within one year after the Owner's death. If an election to receive an annuity is not made within 60 days of our receipt of proof in proper form of the Owner's death or, if earlier, 60 days (or shorter period as we permit) prior to the first anniversary of the Owner's death, the lump sum option will be deemed elected, unless otherwise required by law. If the lump sum option is deemed elected, we will consider that deemed election as receipt of instructions regarding payment of death benefit proceeds. If a Non-Qualified Contract has Joint Owners, this requirement applies to the first Contract Owner to die.

If the Contract Owner was not an Annuitant but was a Joint Owner and there is a surviving Joint Owner, that surviving Joint Owner is the designated recipient; if no Joint Owner survives but a Contingent Owner is named in the Contract and is living, he or she is the designated recipient, otherwise the designated recipient is the Beneficiary; if no Beneficiary is living, the designated recipient is the Owner's estate. If the Contract Owner was an Annuitant, the designated recipient is the Beneficiary; if no Beneficiary is living, the designated recipient is the Owner's estate. A sole designated recipient who is the Contract Owner's spouse may elect to become the Contract Owner (and sole Annuitant if the deceased Contract Owner had been the Annuitant) and continue the Contract until the earliest of the spouse's death, the death of the Annuitant, or the Annuity Start Date. A Joint or Contingent Owner who is the designated recipient but not the Contract Owner's spouse may not continue the Contract, but may purchase a new Contract.

If you are a non-individual Owner of a Contract other than a Contract issued under a Qualified Plan as defined in Section 401 or 403 of the Code, the Primary Annuitant will be treated as the Owner of the Contract for purposes of these Distribution Rules. If there is a change in the Primary Annuitant prior to the Annuity Date, such change will be treated as the death of the Owner. The amount of the death benefit in this situation will be (a) the Contract Value if the non-individual owner elects to maintain the Contract and reinvest the Contract Value into the Contract in the same amount as immediately prior to the distribution, or (b) the Contract Value less any Annual Fee, and any withdrawal and/or transaction fee, any charges for withdrawals, and/or premium taxes and/or other taxes, if the non-individual elects a cash distribution. The amount of the death benefit will be determined as of the Business Day we receive, in proper form, the request to change the Primary Annuitant and instructions regarding maintaining the Contract or cash distribution.

Death Benefit Amounts

The Death Benefit Amount as of the Notice Date and prior to the Annuity Date is equal to the greater of (a) your Contract Value as of that day, or (b) your aggregate Purchase Payments, reduced by any applicable charges and fees, and further reduced by an amount for each withdrawal that is calculated by multiplying the aggregate Purchase Payments received by the ratio of the amount of each withdrawal, including applicable withdrawal charges, to the Contract Value immediately prior to each withdrawal.

The Guaranteed Minimum Death Benefit ("GMDB") Amount will be calculated only when a death benefit becomes payable as a result of the death of the sole Annuitant and is determined as follows: We look at the Contract as of the first Contract Anniversary and as of every subsequent Contract Anniversary prior to the Annuity Date, that is, the 1st, 2nd, 3rd , etc., until the earlier of (i) the date the Annuitant reaches his or her 81st birthday, (ii) the date of the Annuitant's death, or (iii) the Annuity Date, (each of these Anniversaries is a "Milestone Date"). For each Milestone Date, we calculate the Death Benefit Amount and (a) add the aggregate amount of any Purchase Payments received by us after that Milestone Date, (b) subtract an amount for each withdrawal that is calculated by multiplying that Death Benefit Amount by the ratio of the amount of each withdrawal that has occurred since that Milestone Date, including applicable withdrawal charges, to the Contract Value immediately prior to each withdrawal, and (c) subtract the aggregate amount of any previous charges, fees, and/or taxes effected since that Milestone Date.

The highest of these adjusted Death Benefit Amounts, as of the Notice Date, is the GMDB Amount. CALCULATIONS OF ANY GUARANTEED MINIMUM DEATH BENEFIT ARE ONLY MADE ONCE DEATH BENEFIT PROCEEDS BECOME PAYABLE UNDER YOUR CONTRACT.

The Notice Date is the day on which we receive proof (in proper form) of death and instructions regarding payment of death benefit proceeds.

Death Benefit: Death of the Annuitant

If the Annuitant dies on or before the first Contract Anniversary, or if the Annuitant had already reached his or her 81st birthday as of the first Contract Anniversary, the death benefit will be equal to the Death Benefit Amount as of the Notice Date.

If the Annuitant dies prior to the Annuity Date but after the first Contract Anniversary, and had not yet reached his or her 81st birthday as of the first Contract Anniversary, the death benefit will be equal to the greater of (a) the Death Benefit Amount as of the Notice Date; or (b) the GMDB Amount as of the Notice Date.

The following procedures apply in the event of death of an Annuitant who is not also a Contract Owner: If your Contract names Joint Annuitants and only one Joint Annuitant dies, the surviving Joint Annuitant becomes your sole Annuitant and the death benefit is not yet payable. If your sole Annuitant dies (or if no Joint Annuitant survives) and your Contract names a surviving Contingent Annuitant, he or she becomes the sole Annuitant and the death benefit is not yet payable. If there is no surviving Joint or Contingent Annuitant, the death benefit is payable to the Beneficiary, if living; if not, to the Owner's estate.

If both Owner and Annuitant die simultaneously, the death benefit will be paid to the Beneficiary, if living; if not, to the Owner's estate.

Death Benefit: Death of a Contract Owner

If a Contract Owner who is not the Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to the Death Benefit Amount as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section above. The death benefit proceeds will be paid to the Joint Owner, if living; if not, to the Contingent Owner, if living; if not to the Beneficiary, if living; if not, to the Owner's estate. See THE GENERAL ACCOUNT--WITHDRAWALS AND TRANSFERS.

If a Contract Owner who is the Annuitant dies before the Annuity Date, the amount of the death benefit will be equal to the greater of your Death Benefit Amount or the GMDB Amount as of the Notice Date and will be paid in accordance with the Death Benefit Proceeds section above. The death benefit proceeds will be paid to the Beneficiary if living; if not, to the Owner's estate. Joint and/or Contingent Owners and/or Annuitants will not be considered in determining the recipient of death benefit proceeds.

                                  WITHDRAWALS

OPTIONAL WITHDRAWALS

You may, on or prior to your Annuity Date, withdraw all or a portion of the amount available under your Contract. You may surrender your Contract and make a full withdrawal at any time. Except as provided below, beginning 30 days after your Contract Date, you also may make partial withdrawals from your Investment Options at any time. You may request to withdraw a specific dollar amount or a specific percentage of an Account Value or your Net Contract Value. You may choose to make your withdrawal from specified Investment Options; if you do not specify Investment Options, your withdrawal will be made from all of your Investment Options proportionately. Each partial withdrawal must be for $500 or more, except pre-authorized withdrawals, which must be at least $250. If your partial withdrawal from an Investment Option would leave a remaining Account Value in that Investment Option of less than any minimum Account Value we may require in the future, we have the right, at our option, to transfer that remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your partial withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds described in the next section. Partial withdrawals from the Fixed Option in any Contract Year are subject to restrictions. See GENERAL ACCOUNT--WITHDRAWALS AND TRANSFERS.

Amount Available for Withdrawal

The amount available for withdrawal is your Net Contract Value at the end of the Business Day on which your withdrawal request is effective, less any applicable Annual Fee, any withdrawal charge, any withdrawal transaction fee, and any charge for premium tax and/or other taxes. The amount we send to you (your "withdrawal proceeds") will also reflect any adjustment for federal and state income tax withholding (See FEDERAL TAX STATUS). There may be additional restrictions on partial withdrawals from the Fixed Option (see THE GENERAL ACCOUNT--WITHDRAWALS AND TRANSFERS).

You assume investment risk on investments in the Subaccounts; as a result, the amount available to you for withdrawal from any Subaccount may be more or less than the total Purchase Payments you have allocated to that Subaccount.

Withdrawal Transaction Fees

There is currently no transaction fee for partial withdrawals. However, we reserve the right to impose a withdrawal transaction fee in the future of up to $15 for each partial withdrawal (including pre-authorized partial withdrawals) in excess of 15 in any Contract Year. Any such fee would be charged against your Investment Options proportionately based on your Account Value in each immediately after the withdrawal.

Pre-Authorized Withdrawals

If your Contract Value is at least $5,000, you may select the pre-authorized withdrawal option, and you may choose monthly, quarterly, semiannual or annual withdrawals. Each withdrawal must be for at least $250. Each pre-authorized withdrawal is subject to federal income tax on its taxable portion and may be subject to a 10% tax penalty if you have not reached age 59 1/2. See FEDERAL TAX STATUS and THE GENERAL ACCOUNT--WITHDRAWALS AND TRANSFERS. Additional information and options are set forth in the SAI and in the Pre-Authorized Withdrawal section of your application.

Special Requirements for Full Withdrawals


If you wish to withdraw the entire amount available under your Contract, you must either return your Contract to us or sign and submit to us a "lost Contract affidavit."


Special Restrictions Under Qualified Plans

If your Contract was issued under certain Qualified Plans, you may not withdraw amounts attributable to contributions made pursuant to a salary reduction agreement (as defined in Section 402(g)(3)(A) of the Code) or to transfers from a custodial account (as defined in Section 403(b)(7) of the Code) except in cases of your (a) separation from service, (b) death, (c) disability as defined in Section 72(m)(7) of the Code, (d) reaching age 59 1/2, or (e) hardship as defined for purposes of Section 401(k) of the Code.

These limitations do not affect certain rollovers or exchanges between Qualified Plans, and do not apply to rollovers from these Qualified Plans to an individual retirement account or individual retirement annuity. In the case of tax sheltered annuities, these limitations do not apply to certain salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Hardship withdrawals under the exception provided above are restricted to amounts attributable to salary reduction contributions, and do not include investment results; this additional restriction does not apply to salary reduction contributions made, and investment results earned, prior to dates specified in the Code.

Certain distributions, including rollovers, may be subject to mandatory withholding of 20% for federal income tax if the distribution is not transferred directly to the trustee of another Qualified Plan, or to the custodian of an individual retirement account or issuer of an individual retirement annuity. See FEDERAL TAX STATUS. Distributions may also trigger withholding for state income taxes. The tax and ERISA rules relating to Contract withdrawals are complex. We are not the administrator of any Qualified Plan. You should consult your tax adviser and/or your plan administrator before you withdraw a portion of your Contract Value.

Effective Date of Withdrawal Requests

Withdrawal requests are normally effective on the Business Day we receive them in proper form. If you make Purchase Payments by check and submit a withdrawal request immediately afterwards, payment of your withdrawal proceeds may be delayed until your check clears.

TAX CONSEQUENCES OF WITHDRAWALS

Withdrawals, including pre-authorized withdrawals, will generally have federal income tax consequences, which could include tax penalties. YOU SHOULD CONSULT WITH A TAX ADVISER BEFORE MAKING ANY WITHDRAWAL OR SELECTING THE PRE-AUTHORIZED WITHDRAWAL OPTION. See FEDERAL TAX STATUS.

RIGHT TO CANCEL


You may return your Contract for cancellation and a full refund during your Right to Cancel period. Your Right to Cancel period is usually the 10-day period beginning on the day you receive your Contract, but may vary if required by state law. For more information, see APPENDIX A: STATE LAW VARIATIONS. If you return your Contract, it will be canceled and treated as void from your Contract Date. You will then receive a refund of your Contract Value as of the end of the Business Day on which we receive your Contract for cancellation, plus a refund of any amounts that may have been deducted as Contract fees or charges. Any amounts credited to your Variable Account(s) as a result of any variation in charges as described in "Waivers and Reduced Charges", and any earnings on such amounts, will not be included in the amount refunded to you.


Some states' laws and IRA rules require us to refund your Purchase Payments instead of your Account Value. If your Contract is issued in one of these states (the "issue state"), or is an IRA, the Purchase Payments you have allocated to any Subaccount will usually be allocated to the Money Market Subaccount during your Right to Cancel period. In such cases, we will transfer your Contract Value in the Money Market Subaccount to your chosen Variable Investment Options at the end of the 15th calendar day after your Contract Date (your "Right to Cancel Transfer Date"). We reserve the right to extend your Right to Cancel Transfer Date by the number of days in excess of ten days that the issue state allows you to return your Contract to us pursuant to your Right to Cancel right. You may not waive your Right to Cancel.


                  PACIFIC MUTUAL LIFE AND THE SEPARATE ACCOUNT



PACIFIC MUTUAL LIFE



We are a mutual life insurance company organized under California law on January 2, 1868 under the name "Pacific Mutual Life Insurance Company of California" and reincorporated as Pacific Mutual Life Insurance Company on July 22, 1936. Our operations include both life insurance and annuity products as well as financial and retirement services. As of the end of 1996, we had over $50.8 billion of individual life insurance in force and total admitted assets of approximately $21.2 billion. We have been ranked according to assets as the 23rd largest life insurance carrier in the nation for 1995. Together with our subsidiaries and affiliated enterprises, we have total assets and funds under management of over $136.7 billion. We are authorized to conduct life insurance and annuity business in the District of Columbia and all states except New York. Our principal offices are located at 700 Newport Center Drive, Newport Beach, California 92660.



Our indirect wholly-owned subsidiary, Pacific Mutual Distributors, Inc. ("PMD"), serves as the principal underwriter for the Contracts. PMD is located at 700 Newport Center Drive, Newport Beach, California 92660. PMD and Pacific Mutual Life enter into selling agreements with broker-dealers, under which properly licensed registered representatives of such broker-dealers act as agents of Pacific Mutual Life in the sale of the Contracts.


We may provide you with reports of our ratings both as an insurance company and as to our claims-paying ability with respect to our General Account assets. The SAI presents more details about these ratings.

SEPARATE ACCOUNT B


Separate Account B was established on September 25, 1996 as a separate account of Pacific Mutual Life, and is registered with the SEC under the Investment Company Act of 1940 (the "1940 Act"), as a type of investment company called a "unit investment trust."


Obligations arising under your Contract are our general corporate obligations. We are also the legal owner of the assets in the Separate Account.

Assets of the Separate Account attributed to the reserves and other liabilities under the Contract and other contracts issued by us that are supported by the Separate Account may not be charged with liabilities arising from any of our other business; any income, gain or loss (whether or not realized) from the assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gain or loss.

We may invest money in the Separate Account in order to commence its operations and for other purposes, but not to support contracts other than variable annuity contracts. A portion of the Separate Account's assets may include accumulations of charges we make against the Separate Account and investment results of assets so accumulated. These additional assets are ours and we may transfer them to our General Account at any time; however, before making any such transfer, we will consider any possible adverse impact the transfer might have on the Separate Account. Subject to applicable law, we reserve the right to transfer our assets in the Separate Account to our General Account.

Shares of the Trust currently are offered only for purchase by Separate Account
B. Shares of the Trust may also be sold in the future to other separate accounts in connection with variable annuity and variable life insurance contracts may be allowed in the future, which could create conflicts. See MORE ON THE TRUST'S SHARES in the accompanying Prospectus for the Trust.

                               FEDERAL TAX STATUS

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action. The summary is general in nature, and does not consider any applicable state or local tax laws. We do not make any guarantee regarding the tax status, federal, state or local, of any Contract or any transaction involving the Contracts. Accordingly, you should consult a qualified tax adviser for complete information and advice before purchasing a Contract.

The following rules generally do not apply to variable annuity contracts held by or for non-natural persons (e.g., corporations) unless such an entity holds the contract as nominee for a natural person. If a contract is not owned or held by a natural person or a nominee for a natural person, the contract generally will not be treated as an "annuity" for tax purposes, meaning that the contract owner will be taxed currently on annual increases in Contract Value at ordinary income rates unless some other exception applies.

Section 72 of the Code governs the taxation of annuities in general, and we attempted to design the Contracts to meet the requirements of Section 72 of the Code. We believe that, under current law, the Contract will be treated as an annuity for federal income tax purposes if the Contract Owner is a natural person or a nominee for a natural person, and that we (as the issuing insurance company), and not the Contract Owner(s), will be treated as the owner of the investments underlying the Contract. Accordingly, no tax should be payable by you as a Contract Owner as a result of any increase in Contract Value until you receive money under your Contract. You should, however, consider how amounts will be taxed when you do receive them. The following discussion assumes that your Contract will be treated as an annuity for federal income tax purposes.

Section 817(h) of the Code provides that the investments underlying a variable annuity must satisfy certain diversification requirements. Details on these diversification requirements appear under OTHER INFORMATION ABOUT THE TRUST in the Trust's Prospectus. We believe the underlying Variable Investment Options for the Contract meet these requirements. In connection with the issuance of temporary regulations relating to diversification requirements under Section 817(h), the Treasury Department announced that such regulations do not provide guidance concerning the extent to which you may direct your investments to particular divisions of a separate account. Such guidance may be included in regulations or revenue rulings under Section 817(d) relating to the definition of a variable contract. Because of this uncertainty, we reserve the right to make such changes to the Contract or to our administrative procedures as we deem necessary or appropriate to ensure that your Contract continues to qualify as an annuity for tax purposes. Any such changes will apply uniformly to affected Contract Owners and will be made with such notice to affected Contract Owners as is feasible under the circumstances.

TAXES PAYABLE BY CONTRACT OWNERS: GENERAL RULES

These general rules apply to Non-Qualified Contracts. As discussed below, however, tax rules may differ for Qualified Contracts and you should consult a qualified tax adviser if you are purchasing a Qualified Contract.

Distributions of net investment income or capital gains that each Subaccount receives from its corresponding Fund are automatically reinvested in such Fund unless we, on behalf of the Separate Account, elect otherwise. As noted above, you will be subject to federal income taxes on the investment income from your Contract only when it is distributed to you.

Taxes Payable on Withdrawals

Amounts you withdraw before annuitization, including amounts withdrawn from your Contract Value in connection with partial withdrawals for payment of any charges and fees, will be treated first as taxable income, to the extent that your Contract Value exceeds the aggregate of your Purchase Payments (reduced by non-taxable amounts previously received), and then as non-taxable recovery of your Purchase Payments.

The assignment or pledge of (or agreement to assign or pledge) the value of the Contract for a loan will be treated as a distribution. Moreover, all annuity contracts issued to you in any given calendar year by us and any of our affiliates are treated as a single annuity contract for purposes of determining whether an amount is subject to tax under these rules. The Code further provides that the taxable portion of a withdrawal may be subject to a penalty tax equal to 10% of that taxable portion unless the withdrawal is: (1) made on or after the date you reach age 59 1/2, (2) made by a Beneficiary after your death, (3) attributable to your becoming disabled, or (4) in the form of level annuity payments under a lifetime annuity.

Taxes Payable on Annuity Payments

A portion of each annuity payment you receive under a Contract generally will be treated as a partial recovery of Purchase Payments (as used here, "Purchase Payments" means the aggregate Purchase Payments less any amounts that were previously received under the Contract but not included in income) and will not be taxable. (In certain circumstances, subsequent modifications to an initially-established payment pattern may result in the imposition of a penalty tax.) The remainder of each annuity payment will be taxed as ordinary income. However, after the full amount of aggregate Purchase Payments has been recovered, the full amount of each annuity payment will be taxed as ordinary income. Exactly how an annuity payment is divided into taxable and non-taxable portions depends on the period over which annuity payments are expected to be received, which in turn is governed by the form of annuity selected and, where a lifetime annuity is chosen, by the life expectancy of the Annuitant(s) or payee(s).

Should the death of a Contract Owner cause annuity payments to cease before Purchase Payments have been fully recovered, an Annuitant (or in certain cases the Beneficiary) is allowed a deduction on the final tax return for the unrecovered Purchase Payments; however, if any remaining annuity payments are made to a Beneficiary, the Beneficiary will recover the balance of the Purchase Payments as payments are made. A lump sum payment taken in lieu of remaining monthly annuity payments is not considered an annuity payment for tax purposes. The portion of any lump sum payment to a Beneficiary in excess of aggregate unrecovered Purchase Payments would be subject to income tax. Such a lump sum payment may also be subject to a penalty tax.

If a Contract Owner dies before annuity payments begin, certain minimum distribution requirements apply. If a Contract Owner dies after the Annuity Date, the remaining interest in the Contract must be distributed at least as rapidly as under the method of distribution in effect on the date of death.

Generally, the same tax rules apply to amounts received by the Beneficiary as those set forth above, except that the early withdrawal penalty tax does not apply. Thus, any annuity payments or lump sum withdrawal will be divided into taxable and non-taxable portions. If the Contract Owner or Annuitant dies and within sixty days after the date on which a lump sum death benefit first becomes payable the designated recipient elects to receive annuity payments in lieu of the lump sum death benefit, then the designated recipient will not be treated for tax purposes as having received the lump sum death benefit in the tax year it first became payable. Rather, in that case, the designated recipient will be taxed on the annuity payments as they are received.

In addition, designation of a Beneficiary who either is 37 1/2 or more years younger or two or more generations younger (e.g. grandchild) than a Contract Owner may have Generation Skipping Transfer Tax consequences under section 2601 of the Code.

Certain transfers of a Contract for less than full consideration, such as a gift, will trigger tax on the investment income in the Contract, and may also trigger tax penalties and, if applicable, gift tax.

QUALIFIED CONTRACTS

The Contracts are available to a variety of Qualified Plans. Tax restrictions and consequences for Contracts under each type of Qualified Plan differ from each other and from those for Non-Qualified Contracts. In addition, individual Qualified Plans may have terms and conditions that impose additional rules.

THE FOLLOWING IS ONLY A GENERAL DISCUSSION ABOUT TYPES OF QUALIFIED PLANS FOR WHICH THE CONTRACTS ARE AVAILABLE. WE ARE NOT THE ADMINISTRATOR OF ANY QUALIFIED PLAN. IF YOU ARE PURCHASING A QUALIFIED CONTRACT, YOU SHOULD CONSULT WITH YOUR PLAN ADMINISTRATOR AND/OR A QUALIFIED TAX ADVISER.

Individual Retirement Annuities ("IRAs")

Contributions to an IRA are subject to limitations. In addition, distributions from an IRA are subject to certain restrictions. Failure to make mandatory distributions may result in imposition of a 50% penalty tax on any difference between the required distribution amount and the amount actually distributed. A 10% penalty tax is imposed on the amount includable in gross income from distributions that occur before you attain age 59 1/2 and that are not made on account of death or disability, with certain exceptions. These exceptions include distributions that are part of a series of substantially equal periodic payments made over your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your Joint Annuitant. Distributions of minimum amounts specified by the Code must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. Additional distribution rules apply after your death.

You may rollover funds from an existing Qualified Plan (such as proceeds from existing insurance policies, annuity contracts or securities) into your IRA if those funds are in cash; this will require you to liquidate any value accumulated under the existing Qualified Plan. Mandatory withholding of 20% may apply to any rollover distribution from your existing Qualified Plan if the distribution is not transferred directly to your IRA; to avoid this withholding you should have cash transferred directly from the insurance company or plan trustee to us. Similar limitations and tax penalties apply to tax sheltered annuities, government plans, 401(k) plans, and pension and profit-sharing plans.

Tax Sheltered Annuities ("TSAs")

Section 403(b) of the Code permits public school systems and certain tax-exempt organizations to adopt annuity plans for their employees; Purchase Payments made on Contracts purchased for these employees are excludable from the employees' gross income (subject to maximum contribution limits). Distributions under these Contracts must comply with certain limitations as to timing, or result in tax penalties.

Government Plans

Section 457 of the Code permits employees of a state or local government (or of certain other tax-exempt entities) to defer compensation through an eligible government plan. Contributions to a Contract in connection with an eligible government plan are subject to limitations.

401(K) Plans; Pension and Profit-Sharing Plans

Deferred compensation plans may be established by an employer for certain eligible employees under Sections 401(a) and 401(k) of the Code. Contributions to these plans are subject to limitations.

LOANS

Certain Qualified Contract Owners may borrow against their Contracts. If yours is a Qualified Contract issued under Section 401 or 403 of the Code and the terms of your Qualified Plan permit, you may request a loan from us, using your Contract Value as your only security.

Tax and Legal Matters

The tax and ERISA rules relating to Contract loans are complex and in many cases unclear. For these reasons, and because the rules vary depending on the individual circumstances of each Contract, WE URGE YOU TO CONSULT WITH A QUALIFIED TAX ADVISER PRIOR TO EFFECTING ANY LOAN TRANSACTION UNDER YOUR CONTRACT.

Interest paid on your loan under a 401 plan or 403 tax-sheltered annuity will be considered "personal interest" under Section 163(h) of the Code, to the extent the loan comes from your pre-tax contributions, even if the proceeds of your loan are used to acquire your principal residence.

We may change these loan provisions or our administrative procedures to reflect changes in the Code or interpretations thereof.

Loan Procedures

Your loan request must be submitted on our Loan Request Form. You may submit a loan request at any time after your first Contract Anniversary and before your Annuity Date; however, before requesting a new loan, you must wait thirty days after the last payment of a previous loan. If approved, your loan will usually be effective as of the end of the Business Day on which we receive all necessary documentation in proper form. We will normally forward proceeds of your loan to you within seven calendar days after the effective date of your loan. A loan administration fee of $100 will be deducted from your loan proceeds, however, we reserve the right to increase this fee to a maximum of $500.


In order to secure your loan, on the effective date of your loan, we will transfer an amount equal to the principal amount of your loan into an account called our "Loan Account." To make this transfer, we will transfer amounts proportionately from your Fixed and Variable Investment Options, based on your Account Value in each Investment Option.

As your loan is repaid, a portion, corresponding to the amount of the repayment of any amount then held as security for your loan, will be transferred from the Loan Account back into your Fixed Option and Variable Investment Options relative to your current allocation instructions.

Loan Terms

You may have only one loan outstanding at any time. The minimum loan amount is $1,000, subject to certain state limitations. Your Contract Debt at the effective date of your loan may not exceed the lesser of:

     --   50% of your Contract Value;

     -- $50,000 less your highest outstanding Contract Debt during the 12-month period immediately preceding the effective date of your loan.

You should refer to the terms of your particular Qualified Plan for any additional loan restrictions. If you have other loans outstanding pursuant to other Qualified Plans, the amount you may borrow may be further restricted.

You will be charged interest on your Contract Debt at an annual rate, set at the time of the loan withdrawal, equal to the higher of (a) Moody's Corporate Bond Yield Average-Monthly Average Corporates (the "Moody's Rate"), as published by Moody's Investors Service, Inc., or its successor, for the calendar month ending two months before the date on which the rate is determined, or (b) 5%. In the event that the Moody's Rate is no longer available, we may substitute a substantially similar average rate, subject to compliance with applicable state regulations. The amount held in the Loan Account to secure your loan will earn a return equal to an annual rate that is two percentage points lower than the annual rate of interest charged on your Contract Debt. Interest charges accrue on your Contract Debt daily, beginning on the effective date of your loan; interest earnings on the Loan Account Value accrue daily beginning on the following day, and those earnings will be transferred once a year to your Fixed and Variable Investment Options in accordance with your current allocation instructions.

Repayment Terms

Your loan, including principal and accrued interest, must be repaid in quarterly installments. An installment will be due in each quarter on the date corresponding to the effective date of your loan, beginning with the first such date following the effective date of your loan.

     Example: On May 1, we receive your loan request, and your loan is effective. Your first quarterly payment will be due on August 1.

Adverse tax consequences may result if you fail to meet the repayment requirements for your loan. You must repay principal and interest of any loan in substantially equal payments over the term of the loan. Normally, the term of the loan will be five years from the effective date of the loan; however, if you have certified to us that your loan proceeds are to be used to acquire a principal residence for yourself, you may request a loan term of 30 years. In either case, however, you must repay your loan prior to your Annuity Date. If you elect to annuitize (or withdraw) your Net Contract Value while you have an outstanding loan, we will deduct any Contract Debt from your Contract Value at the time of the annuitization (or withdrawal) to repay the Contract Debt.

You may prepay your entire loan at any time; if you do so, we will bill you for any accrued interest. Your loan will be considered repaid only when the interest due has been paid. Subject to any necessary approval of state insurance authorities, while you have Contract Debt outstanding, we will treat all payments you send us as Purchase Payments unless you specifically indicate that your payment is a loan repayment or include your loan repayment stub with your payment. To the extent allowed by law, any loan repayments in excess of the amount then due will be refunded to you, unless such amount is sufficient to pay the balance of your loan.

If we have not received your full payment by its due date, we will declare the entire remaining loan balance in default. At that time, we will send written notification of the amount needed to bring the loan back to a current status. You will have sixty (60) days from the date on which the loan was declared in default (the "grace period") to make the required payment.

If the required payment is not received by the end of the grace period, the defaulted loan balance plus accrued interest and any withdrawal charge will be withdrawn from your Contract Value, if amounts under your Contract are eligible for distribution. If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest and any withdrawal charge will be considered a Deemed Distribution and will be withdrawn when such Contract Values become eligible for distribution. In either case, the Distribution or the Deemed Distribution will be considered a currently taxable event, may be subject to the mandatory 20% federal withholding, and may be subject to the early withdrawal tax penalty.

If there is a Deemed Distribution under your Contract and to the extent allowed by law, any future withdrawals will first be applied as repayment of the defaulted Contract Debt, including accrued interest and charges for applicable taxes. Any amounts withdrawn and applied as repayment of Contract Debt will first be withdrawn from your Loan Account and then from your Investment Options on a proportionate basis relative to the Account Value in each account. If you have an outstanding loan that is in default, the defaulted Contract Debt will be considered a withdrawal for the purpose of calculating any Death Benefit Amount and/or Guaranteed Minimum Death Benefit Amount.

WITHHOLDING

Unless you elect to the contrary, any amounts you receive under your Contract that are attributable to investment income will be subject to withholding to meet federal and state income tax obligations. The rate of withholding on annuity payments made to you will be determined on the basis of the withholding information you provide to us with your application. If you do not provide us with required withholding information, we will withhold, from every withdrawal from your Contract and from every annuity payment to you, the appropriate percentage of the taxable amount of the payment. Please call us at 1-800-722-5558 with any questions about the required withholding information. For purposes of determining your withholding rate on annuity payments, you will be treated as a married person with three exemptions, unless requested otherwise. The rate of federal withholding on all other payments made to you under your Contract, such as amounts you receive upon withdrawals, will be 10%, unless otherwise specified by the Code. Generally, there will be no withholding for taxes until you actually receive payments under your Contract.

Distributions from a Contract under a Qualified Plan (not including an individual retirement annuity subject to Code Section 408) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the distributee directs the transfer of such amounts in cash to another Qualified Plan or an IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the distributee elects not to have withholding apply.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding.

IMPACT OF FEDERAL INCOME TAXES

In general, if you expect to accumulate your Contract Value over a relatively long period of time without making significant withdrawals, there should be tax advantages, regardless of your tax bracket, in purchasing a Contract rather than, for example, a mutual fund with a similar investment policy and approximately the same level of expected investment results. This is because little or no income taxes are incurred by you or by us while you are participating in the Subaccounts, and it is generally advantageous to defer the payment of income taxes, so that the investment return is compounded without any deduction for income taxes. The advantage will be greater if you decide to liquidate your Contract Value in the form of monthly annuity payments after your retirement, or if your tax rate is lower at that time than during the period that you held the Contract, or both.


TAXES ON PACIFIC MUTUAL LIFE


Although the Separate Account is registered as an investment company, it is not a separate taxpayer for purposes of the Code. The earnings of the Separate Account are taxed as part of our operations. No charge is made against the Separate Account for our federal income taxes (excluding the charge for premium taxes), but we will review, periodically, the question of charges to the Separate Account or your Contract for such taxes. Such a charge may be made in future years for any federal income taxes that would be attributable to the Separate Account or to our operations with respect to your Contract, or attributable, directly or indirectly, to Purchase Payments on your Contract.

Under current law, we may incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes are not significant and they are not charged against the Contract or the Separate Account. If there is a material change in applicable state or local tax laws, the imposition of any such taxes upon us that are attributable to the Separate Account or to our operations with respect to your Contract may result in a corresponding charge against the Separate Account or your Contract.

                             ADDITIONAL INFORMATION


PERFORMANCE INFORMATION



We may provide you with historical performance information from time to time, and we may include historical performance information in advertisements and promotional literature. We may show performance information on total return of the Subaccount, the yield and effective yield of the Subaccount investing in the Money Market Fund, and the yield of the remaining Variable Accounts. Calculations will be in accordance with formulas prescribed by the SEC, which are described in the Statement of Additional Information.



We may also provide you with reports on our rating as an insurance company and on our claims-paying ability that are produced by rating agencies and organizations.


VOTING RIGHTS

We are the legal owner of the shares of the Funds held by the Subaccounts, and consequently have the right to vote on any matter voted on at Trust shareholders' meetings. However, our interpretation of applicable law requires us to vote the shares attributable to your Variable Account Value ("your voting interest") in accordance with your directions.

We will pass shareholder proxy materials on to you so that you have an opportunity to give us voting instructions for your voting interest. You may provide your instructions by proxy or in person at the shareholders' meeting. If there are shares of a Fund held by a Subaccount for which we do not receive timely voting instructions, we will vote those shares in the same proportion as all other shares of that Fund held by that Subaccount for which we have received timely voting instructions. If we hold shares of a Fund in our General Account, and if any of our non-insurance subsidiaries hold shares of a Fund, such shares will be voted in the same proportion as other votes cast by all of our separate accounts in the aggregate, including Separate Account B.

We may elect, in the future, to vote shares of the Funds held in Separate Account B in our own right if we are permitted to do so through a change in applicable federal securities laws or regulations, or in their interpretation.

The number of Fund shares that form the basis for your voting interest is determined as of the record date set by the Board of Trustees of the Trust. It is equal to (a) your number of Subaccount Units (or Subaccount Annuity Units after annuitization) times the applicable Unit Value, divided by (b) the net asset value per share of that Fund. Fractional votes will be counted. We reserve the right, if required or permitted by a change in federal regulations or their interpretation, to amend how we calculate your voting interest.

After your Annuity Date, if you have selected a variable annuity, the voting rights under your Contract will continue during the payout period of your annuity, but the number of shares that form the basis for your voting interest, as described above, will decrease throughout the payout period.

CHANGES TO YOUR CONTRACT

Contract Owner(s) and Contingent Owner

You may change your Non-Qualified Contract at any time prior to your Annuity Date to name a different Contract Owner or to add a Joint Owner, or to add or change a Contingent Owner; if yours is a Qualified Contract, you must be the only Contract Owner, but you may still add or change a Contingent Owner. Your Contract cannot name more than two Contract Owners (Joint Owners) and one Contingent Owner at any time. Any newly-named Contract Owners, including Joint and/or Contingent Owners, must be under the age of 86 at the time of change or addition. Joint ownership is in the form of a joint tenancy. The Contract Owner(s) may make all decisions regarding the Contract, including making allocation decisions and exercising voting rights. Transactions under jointly owned Contracts require authorization from both Contract Owners. Transfer of Contract ownership may involve federal income tax consequences; you should consult a qualified tax adviser before effecting such a transfer. A change to joint Contract ownership is considered a transfer of ownership.

Annuitant and Contingent or Joint Annuitant

Your sole Annuitant cannot be changed, and Joint Annuitants cannot be added or changed, once your Contract is issued. Certain changes may be permitted in connection with Contingent Annuitants. See RETIREMENT BENEFITS AND OTHER PAYOUTS--SELECTING YOUR ANNUITANT. There may be limited exceptions for certain Qualified Contracts.

Beneficiaries

Your Beneficiary is a person(s) who may receive death benefits under your Contract. You may change or remove your Beneficiary or add Beneficiaries at any time prior to the death of the Annuitant or Owner, as applicable. If you have named your Beneficiary irrevocably, you will need to obtain that Beneficiary's consent before making any changes. Qualified Contracts may have additional restrictions on naming and changing Beneficiaries; for example, if your Contract was issued in connection with a Qualified Plan subject to Title I of ERISA, your spouse must either be your Beneficiary or consent to your naming of a different Beneficiary. If you leave no surviving Beneficiary, your estate will receive any death benefit proceeds under your Contract.

CHANGES TO ALL CONTRACTS

If, in the judgment of our management, continued investment by Separate Account B in one or more of the Funds becomes unsuitable or unavailable, we may seek to alter the Variable Investment Options available under the Contracts. We do not expect that a Fund will become unsuitable, but unsuitability issues could arise due to changes in investment policies, market conditions, or tax laws, or due to marketing or other reasons.

Alterations of Variable Investment Options may take differing forms. We reserve the right to replace shares of any Fund that were already purchased under any Contract (or shares that were to be purchased in the future under a Contract) with shares of another Fund, shares of another investment company or series of an investment company, or another investment vehicle. We may also purchase, through a Subaccount, other securities for other series or other classes of contracts, and may permit conversions or exchanges between series or classes of contracts on the basis of Contract Owner requests. Required approvals of the SEC and state insurance regulators will be obtained before any such substitutions are effected, and you will be notified of any planned substitution.

We may add new Subaccounts to Separate Account B, and any new Subaccounts may invest in Funds or in other investment vehicles; availability of any new Subaccounts to existing Contract Owners will be determined at our discretion. We will notify you, and will comply with the filing or other procedures established by applicable state insurance regulators, to the extent required by applicable law. We also reserve the right, after receiving any required regulatory approvals, to do any of the following:

     o   cease offering any Subaccount

     o   combine Subaccounts

     o   delete or substitute Subaccounts

     o combine Separate Account B or part of it with another of our separate accounts or with any of our affiliates' separate accounts

     o transfer Separate Account B assets attributable to the Contracts to another of our separate accounts

     o   deregister the Separate Account under the 1940 Act

     o operate Separate Account B as a management investment company under the 1940 Act or another form permitted by law

     o establish a committee, board or other group to manage aspects of the Separate Account's operations

     o make any changes required by the 1940 Act or other federal securities laws

     o make any changes necessary to maintain the status of the Contracts as annuities under the Code

     o make other changes required under federal or state law relating to annuities

     o   suspend or discontinue sale of the Contracts.

INQUIRIES AND SUBMITTING FORMS AND REQUESTS

You may reach our service representatives at 1-800-722-5558 between the hours of 6:00 a.m. and 5:00 p.m., Pacific time.

Please send your forms and written requests or questions to:

    Pacific Mutual Life Insurance Company
     P.O. Box 7187
     Pasadena, California 91109-7187

If you are submitting a purchase or other payment by mail, please send it, along with your application if you are submitting one, to:

    Pacific Mutual Life Insurance Company
     P.O. Box 100060
     Pasadena, California 91189-0060

If you are using an overnight delivery service to send payments, please send them to:

    Pacific Mutual Life Insurance Company
     c/o FCNPC
     1111 South Arroyo Parkway, First Floor
     Pasadena, California 91105

The effective date of certain notices or of instructions is determined by the date and time on which we "receive" the notice or instructions. We "receive" this information only when it arrives, in proper form, at the correct mailing address set out above. Please call us at 1-800-722-5558 if you have any questions regarding which address you should use.

Purchase Payments after your initial Purchase Payment, loan requests, transfer requests, loan repayments and withdrawal requests we receive before the close of the New York Stock Exchange (normally, 4:00 p.m. Eastern time) will normally be effective on the same Business Day that we receive them in "proper form," unless the transaction or event is scheduled to occur on another day. Generally, whenever you submit any other form, notice or request, your instructions will be effective on the next Business Day after we receive them in "proper form" unless the transaction or event is scheduled to occur on another day. "Proper form" may require, among other things, a signature guarantee or other verification of authenticity. We may require a signature guarantee if an executed application or confirmation of application, as applicable and in proper form, has not been received by us; if it appears that your signature has changed over time; or, due to other circumstances. Requests regarding death benefits must be accompanied by both proof of death and instructions regarding payment satisfactory to us. You should call your registered representative or Pacific Mutual if you have questions regarding the required form of a request.


TELEPHONE TRANSACTIONS

After your "Right to Cancel" period, you may make transfer requests by telephone if you have authorized telephone requests (a "telephone authorization"). We cannot guarantee that you will always be able to reach us to complete a telephone transaction; for example, all telephone lines may be busy during certain periods, such as periods of substantial market fluctuations or other drastic economic or market change, or telephones may be out of service during severe weather conditions or other emergencies. Under these circumstances, you should submit your request in writing (or other form acceptable to us). Transaction instructions we receive by telephone before 4:00 p.m. Eastern time, or the close of the New York Stock Exchange if earlier, on any Business Day will normally be effective on that day, and we will send you written confirmation of each telephone transfer.


We have established procedures reasonably designed to confirm that instructions communicated by telephone are genuine. These procedures may require any person requesting a telephone transaction to provide certain personal identification upon our request. We may also record all or part of any telephone conversation with respect to transaction instructions. We reserve the right to deny any transaction request made by telephone. When you make a proper request for a telephone authorization, you authorize us to accept and to act upon instructions received by telephone with respect to your Contract, and you agree that, as long as we comply with our procedures, none of Pacific Mutual Life, our affiliates, the Trust, or any of their directors, trustees, officers, employees or agents will be liable for any loss, liability, cost or expense (including attorneys' fees) in connection with requests that are effected in accordance with your telephone authorization and that we believe to be genuine. This policy means that you will bear the risk of loss arising out of your telephone transaction privileges. If a Contract has Joint Owners, both Owners must sign the written request for a telephone authorization, but each Owner individually may make transfer requests by telephone.


TIMING OF PAYMENTS AND TRANSACTIONS

For withdrawals from the Variable Investment Options or for death benefit payments attributable to your Variable Account Value, we will normally send the proceeds within seven calendar days after your withdrawal request is effective or after the Notice Date, as the case may be. Similarly, for transfers from the Variable Investment Options, we will normally send the proceeds within seven calendar days after your transfer (or exchange) request is effective. We will normally effect periodic annuity payments on the day that corresponds to the Annuity Date and will make payment on the following day. Payments or transfers may be suspended for a longer period under certain abnormal circumstances. These include a closing of the New York Stock Exchange other than on a regular holiday or weekend, a trading restriction imposed by the SEC, or an emergency declared by the SEC. For (i) withdrawals from the Fixed Option, (ii) death benefit payments attributable to Fixed Option Value, or (iii) fixed periodic annuity payments, payment of proceeds may be delayed for up to six (6) months after the request is effective. Similar delays may apply to loans and transfers from the Fixed Option. See THE GENERAL ACCOUNT for more details.

CONFIRMATIONS, STATEMENTS AND OTHER REPORTS TO CONTRACT OWNERS

Confirmations will be sent out for Purchase Payments and unscheduled transfers, loans, loan repayments, unscheduled partial withdrawals, a full withdrawal, and on payment of any death benefit proceeds. Each quarter prior to your Annuity Date, we will send you a statement that provides certain information pertinent to your Contract. These statements disclose Contract Value, Subaccount values, values under the Fixed Option, fees and charges applied to your Contract Value, transactions made and specific Contract data that apply to your Contract. Confirmations of your transactions under the pre-authorized checking plan, dollar cost averaging, earnings sweep, portfolio rebalancing, and pre-authorized withdrawal options will appear on your quarterly account statements. Your fourth-quarter statement will contain annual information about your Contract Value and transactions. If you suspect an error on a confirmation or quarterly statement, you must notify us in writing within 30 days from the date of the first confirmation or statement on which the transaction you believe to be erroneous appeared. When you write, tell us your name, contract number and a description of the suspected error. You will also be sent an annual and a semiannual report for the Separate Account and the Trust and a list of the securities held in each Fund of the Trust, as required by the 1940 Act; or more frequently if required by law.

SALES COMMISSIONS


We pay sales commissions directly to broker-dealers and other expenses associated with promotion and sales of the Contracts. Broker-dealers may receive aggregate commissions of up to 6.5% of your aggregate Purchase Payments. Under certain circumstances and in exchange for lower initial commissions, certain sellers of Contracts may be paid a persistency trail commission which will take into account, among other things, the length of time Purchase Payments have been held under a Contract, and Account Values. A trail commission is not anticipated to exceed 0.25%, on an annual basis, of the Account Values considered in connection with the trail commission. We may also pay override payments, expense allowances, bonuses, wholesaler fees and training allowances. Registered representatives earn commissions from the broker-dealers with which they are affiliated and such arrangements may vary. In addition, registered representatives who meet specified production levels may qualify, under sales incentive programs adopted by Pacific Mutual, to receive non-cash compensation such as expense-paid trips, expense-paid educational seminars, and merchandise, or to receive compensation on a deferred basis.


FINANCIAL STATEMENTS


Pacific Mutual Life's audited consolidated financial statements as of December 31, 1996 and 1995 and for the three years ended December 31, 1996 are contained in the SAI.


LEGAL MATTERS


Legal Matters in connection with the issue and sale of the Contracts described in this Prospectus, Pacific Mutual Life's authority to issue the Contracts under California law, and the validity of the forms of the Contracts under California law have been passed upon by David R. Carmichael, Esq., Senior Vice President and General Counsel of Pacific Mutual Life.


Legal matters relating to the Federal securities and Federal income tax laws have been passed upon by Dechert Price & Rhoads, Washington, D.C.

                              THE GENERAL ACCOUNT

GENERAL INFORMATION

All amounts allocated to the Fixed Option become part of our General Account. Subject to applicable law, we exercise sole discretion over the investment of General Account assets, and bear the associated investment risk; you will not share in the investment experience of General Account assets.

Because of exemptive and exclusionary provisions, interests in the General Account under the Contract are not registered under the Securities Act of 1933 and the General Account has not been registered as an investment company under the 1940 Act. Any interest you have in the Fixed Option is not subject to these Acts, and we have been advised that the SEC staff has not reviewed disclosure in this Prospectus relating to the Fixed Option. This disclosure may, however, be subject to certain provisions of federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

GUARANTEE TERMS

When you allocate any portion of your Purchase Payments or Contract Value to the Fixed Option in the General Account, we guarantee you an interest rate (a "Guaranteed Interest Rate") for a specified period of time (a "Guarantee Term") of up to one year. Guarantee Terms will be offered at our discretion.

Guaranteed Interest Rates for each Fixed Option may be changed periodically for new allocations; your allocation will receive the Guaranteed Interest Rate in effect for that Fixed Option on the effective date of your allocation. All Guaranteed Interest Rates will be expressed as annual effective rates; however, interest will accrue daily. The Guaranteed Interest Rate on your Fixed Option will remain in effect for the Guarantee Term and will never be less than an annual rate of 3%.

Fixed Option

EACH ALLOCATION (OR ROLL-OVER) YOU MAKE TO THE FIXED OPTION RECEIVES A GUARANTEE TERM THAT BEGINS ON THE DAY THAT ALLOCATION OR ROLL-OVER IS EFFECTIVE AND ENDS AT THE END OF EACH CONTRACT YEAR OR, IF EARLIER, ON YOUR ANNUITY DATE. At the end of each Contract Year, we will roll over your Fixed Option Value on that day into a new Guarantee Term of one year (or, if shorter, the time remaining until your Annuity Date) with a new Guaranteed Interest Rate, unless you instruct us otherwise.

     Example: Your Contract Anniversary is February 1. On February 1 of year 1, you allocate $1,000 to the Fixed Option and receive a Guarantee Term of one year and a Guaranteed Interest Rate of 5%. On August 1, you allocate another $500 to the Fixed Option and receive a Guaranteed Interest Rate of 6%. Through January 31, year 1, your first allocation of $1,000 earns 5% interest and your second allocation of $500 earns 6% interest. On February 1, year 2, a new interest rate may go into effect for your entire Fixed Option Value.

WITHDRAWALS AND TRANSFERS

Prior to the Annuity Date, you may withdraw amounts from your Fixed Option, or transfer amounts from your Fixed Option to one or more of the other Investment Options. If your Contract was issued in a state that requires refund of Purchase Payments under the Right to Cancel Right, or if your contract is an IRA, transfers may only be made after your Right to Cancel Transfer Date. In addition, no partial withdrawal or transfer may be made from your Fixed Option within 30 days of the Contract Date. If your withdrawal leaves you with a Net Contract Value of less than $1,000, we have the right, at our option, to terminate your Contract and send you the withdrawal proceeds.

Payments or transfers from the Fixed Option may be delayed, as described under ADDITIONAL INFORMATION--TIMING OF PAYMENTS AND TRANSACTIONS; any amount delayed will, as long as it is held under the Fixed Option, continue to earn interest at the Guaranteed Interest Rate then in effect until that Guarantee Term has ended, and the minimum guaranteed interest rate of 3% thereafter, unless state law requires a greater rate be paid.

Fixed Option

You may make one transfer or partial withdrawal from your Fixed Option during any Contract Year, except that this limitation does not apply under the dollar cost averaging, earnings sweep and pre-authorized withdrawal programs. You may make one transfer or one partial withdrawal within the 30 days after the end of each Contract Anniversary. Normally, you may transfer or withdraw up to one-half (50%) of your Fixed

Option Value in any given Contract Year. However, in consecutive Contract Years, you may transfer or withdraw 50% of your Fixed Option Value in the first year and your remaining Fixed Option Value in the second consecutive year. In addition, if, as a result of a partial withdrawal or transfer, the Fixed Option Value is less than $500, we have the right, at our option, to transfer the entire remaining amount to your other Investment Options on a proportionate basis relative to your most recent allocation instructions.

              CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

                                                                                        PAGE
                                                                                        ----
PERFORMANCE...........................................................................    1
     Total Returns....................................................................    1
     Yields...........................................................................    2
     Performance Comparisons and Benchmarks...........................................    3
     Insurance Company Rating Information.............................................    3
     Tax Deferred Accumulation........................................................    4

DISTRIBUTION OF THE CONTRACTS.........................................................    5
     Pacific Mutual Distributors, Inc.................................................    5

THE CONTRACTS AND THE SEPARATE ACCOUNT................................................    6
     Calculating Subaccount Unit Values...............................................    6
     Variable Annuity Payment Amounts.................................................    6
     Corresponding Dates..............................................................    8
     Age and Sex of Annuitant.........................................................    9
     Systematic Transfer Programs.....................................................    9
     Pre-Authorized Withdrawals.......................................................   11
     Death Benefit....................................................................   11
     Joint Annuitants on Qualified Contracts..........................................   12
     1035 Exchanges...................................................................   12
     Safekeeping of Assets............................................................   12
     Dividends........................................................................   12

FINANCIAL STATEMENTS..................................................................   13

                                  APPENDIX A:

                              STATE LAW VARIATIONS

Issue Date--The term "Issue Date" shall be substituted for the term "Contract Date" for Contracts issued to residents of the Commonwealth of Massachusetts.

RIGHT TO CANCEL

VARIATIONS TO THE LENGTH OF THE RIGHT TO CANCEL PERIOD. In most states, the Right to Cancel period is a 10-day period beginning on the day you receive your Contract. If your Contract was issued in one of the following states on your Contract Date, the Right to Cancel period is as specified below:


          Idaho (20 days)


           Oregon (15 days)


In addition, if you reside in California and are age 60 or older on your Contract Date, the Right to Cancel period is 30 days.

STATES THAT REQUIRE US TO REFUND YOUR PURCHASE PAYMENTS ALLOCATED TO THE VARIABLE INVESTMENT OPTIONS INSTEAD OF YOUR VARIABLE ACCOUNT VALUE. If your Contract was issued in one of the following states on your Contract Date and you exercise your Right to Cancel and return your Contract to us within 10 days of your receipt of your Contract (unless specified otherwise below), we will refund your Purchase Payments under your Contract that we received:


          Idaho (20 days)


           Oregon (15 days)

To receive a current copy of the Pacific Innovations SAI without charge, complete the following and send it to:

Pacific Mutual Life Insurance Company
Variable Annuities
Post Office Box 7187
Pasadena, California 91109-7187

Name

--------------------------------------
Address

--------------------------------------
City                                            State                  Zip

--------------------------------------          --------               --------


3176A

                                                                     BAR CODE

                      STATEMENT OF ADDITIONAL INFORMATION


                                 APRIL 1, 1997


                      PACIFIC INNOVATIONS VARIABLE ANNUITY

                               SEPARATE ACCOUNT B

                            ------------------------


Pacific Innovations Variable Annuity (the "Contract") is a variable annuity contract issued by Pacific Mutual Life Insurance Company ("Pacific Mutual Life").



This Statement of Additional Information is not a Prospectus and should be read in conjunction with the Contract's Prospectus, dated April 1, 1997, which is available without charge upon written or telephone request to Pacific Mutual Life. Terms used in this Statement of Additional Information ("SAI") have the same meanings as in the Prospectus, and some additional terms are defined particularly for this SAI.


                            ------------------------

                     Pacific Mutual Life Insurance Company
                         Mailing Address: P.O. Box 7187
                        Pasadena, California 91109-7187

                                 1-800-722-5558

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
PERFORMANCE...........................................................................     1
     Total Returns....................................................................     1
     Yields...........................................................................     2
     Performance Comparisons and Benchmarks...........................................     3
     Insurance Company Rating Information.............................................     3
     Tax Deferred Accumulation........................................................     4

DISTRIBUTION OF THE CONTRACTS.........................................................     5
     Pacific Mutual Distributors, Inc.................................................     5

THE CONTRACTS AND THE SEPARATE ACCOUNT................................................     6
     Calculating Subaccount Unit Values...............................................     6
     Variable Annuity Payment Amounts.................................................     6
     Corresponding Dates..............................................................     8
     Age and Sex of Annuitant.........................................................     9
     Systematic Transfer Programs.....................................................     9
     Pre-Authorized Withdrawals.......................................................    11
     Death Benefit....................................................................    11
     Joint Annuitants on Qualified Contracts..........................................    12
     1035 Exchanges...................................................................    12
     Safekeeping of Assets............................................................    12
     Dividends........................................................................    12

FINANCIAL STATEMENTS..................................................................    13

                                  PERFORMANCE

From time to time, our reports or other communications to current or prospective Contract Owners or our advertising or other promotional material may quote the performance (yield and total return) of a Subaccount. Quoted results are based on past performance and reflect the performance of all assets held in that Subaccount for the stated time period. QUOTED RESULTS ARE NEITHER AN ESTIMATE NOR A GUARANTEE OF FUTURE INVESTMENT PERFORMANCE, AND DO NOT REPRESENT THE ACTUAL EXPERIENCE OF AMOUNTS INVESTED BY ANY PARTICULAR CONTRACT OWNER.

TOTAL RETURNS

A Subaccount may advertise its "average annual total return" over various periods of time. "Total return" represents the average percentage change in value of an investment in the Subaccount from the beginning of a measuring period to the end of that measuring period. "Annualized" total return assumes that the total return achieved for the measuring period is achieved for each such period for a full year. "Average annual" total return is computed in accordance with a standard method prescribed by the SEC.

Average Annual Total Return

To calculate a Subaccount's average annual total return for a specific measuring period, we first take a hypothetical $1,000 investment in that Subaccount, at its then-applicable Subaccount Unit Value (the "initial payment") and we compute the ending redeemable value ("Cash Surrender Value") of that initial payment at the end of the measuring period. The redeemable value reflects the effect of all recurring fees and charges applicable to a Contract Owner under the Contract, including the Risk Charge, the asset-based Administrative Fee and the deduction of the applicable withdrawal charge, but does not reflect any charges for applicable premium taxes and/or other taxes. The Annual Fee is also taken into account, assuming an average Contract Value of $40,000. The redeemable value is then divided by the initial payment and this quotient is taken to the Nth root (N represents the number of years in the measuring period), and 1 is subtracted from this result. Average annual total return is expressed as a percentage.

                      T = (ERV/P)to the power of [1/N] - 1

where  T      = average annual total return
       ERV  = ending redeemable value
       P      = hypothetical initial payment of $1,000
       N      = number of years

Average annual total return figures will be given for recent one-, five- and ten-year periods (if applicable), and may be given for other periods as well (such as from commencement of the Subaccount's operations, or on a year-by-year basis). Average annual return information may be accompanied by total return information that does not take the withdrawal charge or other fees into account.

When considering "average" total return figures for periods longer than one year, it is important to note that the relevant Subaccount's annual total return for any one year in the period might have been greater or less than the average for the entire period.

Aggregate Total Return

A Subaccount may use "aggregate" total return figures along with its "average annual" total return figures for various periods; these figures represent the cumulative change in value of an investment in the Subaccount for a specific period. Aggregate total returns may be shown by means of schedules, charts or graphs and may indicate subtotals of the various components of total return. The SEC has not prescribed standard formulas for calculating aggregate total return.

Total returns may also be shown for the same periods that do not take into account the withdrawal charge or the Annual Fee.

YIELDS

Money Market Subaccount

The "yield" (also called "current yield") of the Money Market Subaccount is computed in accordance with a standard method prescribed by the SEC. The net change in the Subaccount's Unit Value during a seven-day period is divided by the Unit Value at the beginning of the period to obtain a base rate of return. The current yield is generated when the base rate is "annualized" by multiplying it by the fraction 365/7; that is, the base rate of return is assumed to be generated each week over a 365-day period and is shown as a percentage of the investment. The "effective yield" of the Prime Subaccount is calculated similarly but, when annualized, the base rate of return is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of this assumed reinvestment.

The formula for effective yield is: [(Base Period Return +1) (To the power of 365/7)] -1.

Realized capital gains or losses and unrealized appreciation or depreciation of the assets of the underlying Money Market Portfolio are not included in the yield calculation. Current yield and effective yield do not reflect the deduction of charges for any applicable premium taxes and/or other taxes, but do reflect a deduction for the Annual Fee, the Risk Charge and the asset-based Administrative Fee and assume an average Contract Value of $40,000. Yield information may be accompanied by yield quotations that do not take certain charges into account.

Other Subaccounts

"Yield" of the other Subaccounts is computed in accordance with a different standard method prescribed by the SEC. The net investment income (investment income less expenses) per Subaccount Unit earned during a specified one-month or 30-day period is divided by the Subaccount Unit Value on the last day of the specified period. This result is then annualized (that is, the yield is assumed to be generated each month or each 30-day period for a year), according to the following formula, which assumes semiannual compounding:

           YIELD = 2([((a-b/cd) + 1) to the power of 6] - 1)

where:  a  = net investment income earned during the period by the Portfolio attributable to the Subaccount.
        b   = expenses accrued for the period (net of reimbursements).
        c  = the average daily number of Subaccount Units outstanding during the period that were entitled to receive dividends.
        d = the Unit Value of the Subaccount Units on the last day of the period.

The yield of each Subaccount reflects the deduction of all recurring fees and charges applicable to the Subaccount, such as the Risk Charge, the asset-based Administrative Fee and the Annual Fee (assuming an average Contract Value of $40,000), but does not reflect any withdrawal charge or any charge for applicable premium taxes and/or other taxes. Yield information may be accompanied by yield quotations that do not take certain charges into account.

General

The Subaccounts' total return and yields will vary from time to time depending upon market conditions, the composition of each Portfolio and operating expenses of the Trust allocated to each Portfolio. Consequently, any given performance quotation should not be considered representative of the Subaccount's performance in the future. Total return and yield should also be considered relative to changes in Subaccount Unit Values and to the relative risks associated with the investment policies and objectives of the various Portfolios. In addition, because performance will fluctuate, it may not provide a basis for comparing the total return or yield of a Subaccount with certain bank deposits or other investments that pay a fixed yield or return for a stated period of time.

PERFORMANCE COMPARISONS AND BENCHMARKS

In advertisements and sales literature, we may compare the performance of some or all of the Subaccounts to the performance of other variable annuity issuers in general and to the performance of particular types of variable annuities investing in mutual funds, or series of mutual funds, with investment objectives similar to each of the Funds underlying the Subaccounts. This performance may be presented as averages or rankings compiled by, among others, Lipper Analytical Services, Inc. ("Lipper"), the Variable Annuity Research and Data Service ("VARDS(R)") or Morningstar, Inc. ("Morningstar"), which are independent services that monitor and rank the performance of variable annuity issuers and/or mutual funds in each of the major categories of investment objectives on an industry-wide basis. Lipper's rankings include variable life issuers as well as variable annuity issuers. VARDS(R) rankings compare only variable annuity issuers. The performance analyses prepared by Lipper and VARDS(R) rank such issuers on the basis of total return, assuming reinvestment of dividends and distributions, but do not take sales charges, redemption fees or certain expense deductions at the separate account level into consideration. In addition, VARDS(R) prepares risk adjusted rankings, which consider the effects of market risk on total return performance. We may also compare the performance of the Subaccounts with performance information included in other publications and services that monitor the performance of insurance company separate accounts or other investment vehicles. These other services or publications may be general interest business publications such as The Wall Street Journal, Barron's, Business Week, Forbes, Fortune, and Money.

In addition, our reports and communications to Contract Owners, advertisements, or sales literature may compare a Subaccount's performance to various benchmarks that measure the performance of a pertinent group of securities widely regarded by investors as being representative of the securities markets in general or as being representative of a particular type of security. These benchmarks include the following: (1) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), an unmanaged weighted index of 500 companies that represent approximately 80% of the market capitalization of the United States equity markets; (2) the Consumer Price Index ("CPI"), published by the U.S. Bureau of Labor Statistics, a statistical measure of change, over time, in the prices of goods and services in major expenditure groups and generally considered to be a measure of inflation; (3) the Dow Jones Industrial Average ("DJIA"); (4) the Donoghue Money Market Institutional Averages; (5) the Lehman Brothers Government Corporate Index; (6) the Lehman Brothers Government Bond Index; (7) the Salomon Brothers High Yield Bond Indices; and (8) the Morgan Stanley Capital International's EAFE Index. We may also compare the performance of the Subaccounts with that of other appropriate indices of investment securities and averages for peer universes of funds or data developed by us derived from such indices or averages. Unmanaged indices generally assume the reinvestment of dividends or interest but do not generally reflect deductions for investment management or administrative costs and expenses.

INSURANCE COMPANY RATING INFORMATION

We may also advertise or report to you our ratings as an insurance company by the A.M. Best Company. Each year, A.M. Best reviews the financial status of thousands of insurers, culminating in the assignment of Best's Ratings. These ratings reflect Best's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health industry. Best's Ratings range from A++ to F. An A++ rating means, in the opinion of A.M. Best, that the insurer has demonstrated the strongest ability to meet its respective policyholder and other contractual obligations. A.M. Best publishes Best's Insurance Reports, Life-Health Edition. As of the date of this SAI, A.M. Best reported our rating for financial position and operating performance as A+.

In addition, our claims-paying ability as measured by the Standard & Poor's Corporation ("Standard & Poor's") may be referred to in advertisements or in reports to Contract Owners. A Standard & Poor's insurance claims-paying ability rating is an assessment of an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. Standard & Poor's ratings range from AAA to D. As of the date of this SAI, Standard & Poor's rates our claims-paying ability as AA+.

We may additionally advertise our rating from Duff & Phelps Credit Rating Co. ("Duff & Phelps"). A Duff & Phelps rating is an assessment of a company's insurance claims-paying ability. Duff & Phelps ratings range from AAA to CCC. As of the date of this SAI, Duff & Phelps rates our claims-paying ability as AA+.

We may advertise our insurance financial strength rating from Moody's Investors Service, Inc. ("Moody's"). Moody's ratings range from Aaa to C. As of the date of this SAI, Moody's gave us a rating of Aa3.

TAX DEFERRED ACCUMULATION

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Separate Account's investment returns or upon returns in general. These effects may be illustrated in charts or graphs and may include comparisons at various points in time of returns under the Contract or in general on a tax-deferred basis with the returns on a taxable basis. Different tax rates may be assumed.


In general, individuals who own annuity contracts are not taxed on increases in the value under the annuity contract until some form of distribution is made from the contract. Thus, the annuity contract will benefit from tax deferral during the accumulation period, which generally will have the effect of permitting an investment in an annuity contract to grow more rapidly than a comparable investment under which increases in value are taxed on a current basis. The following chart illustrates this benefit by comparing accumulation under a variable annuity contract with accumulations from an investment on which gains are taxed on a current basis. The chart shows accumulations on an initial Purchase Payment of $10,000, assuming hypothetical annual returns of 0%, 4% and 8%, compounded annually, and a tax rate of 36%. The values shown for the taxable investment do not include any deduction for management fees or other expenses but assume that taxes are deducted annually from investment returns. The values shown for the variable annuity do not reflect the deduction of contractual expenses such as the Risk Charge (equal to an annual rate of 1.25% of average daily account value), the Administrative Fee (equal to an annual rate of 0.15% of average daily account value), and the Annual Fee (equal to $30 per year if Net Contract Value is $50,000 or less), any charge for premium taxes and/or other taxes, or the expenses of an underlying investment vehicle, such as the Trust. The values shown also do not reflect the withdrawal charge. Generally, the withdrawal charge is equal to 7% of the amount withdrawn attributable to premiums that are one year old, 6% of the amount withdrawn attributable to premiums that are two years old, 5% of the amount withdrawn attributable to premiums that are three years old, 3% of the amount withdrawn attributable to premiums that are four years old, 1% of the amount withdrawn attributable to premiums that are five years old, and 0% of the amount withdrawn attributable to premiums that are six years old or older. The age of premiums is determined as described in the Prospectus. There is no withdrawal charge to the extent that total withdrawals that are free of charge during the Contract Year do not exceed 10% of the sum of your remaining Purchase Payments at the beginning of the Contract Year that have been held under your Contract for less than six years plus additional Purchase Payments applied to your Contract during that Contract Year. For a description of the charges and expenses under the Contract, see FEE TABLE and CHARGES, FEES AND DEDUCTIONS in the Prospectus. If these expenses and fees were taken into account, they would reduce the investment return shown for both the taxable investment and the hypothetical variable annuity contract. In addition, these values assume that you do not surrender the Contract or make any withdrawals until the end of the period shown. The chart assumes a full withdrawal, at the end of the period shown, of all Contract Value and the payment of taxes at the 36% rate on the amount in excess of the Purchase Payment.


The rates of return illustrated are hypothetical and are not an estimate or guarantee of performance. Actual tax rates may vary for different taxpayers from that illustrated and withdrawals by Contract Owners who have not reached age
59 1/2 may be subject to a tax penalty of 10%.

                             POWER OF TAX DEFERRAL

   $10,000 investment at annual rates of return of 0%, 4% and 8%, taxed @ 36%

                               PERFORMANCE GRAPH


                                                     TAXABLE      TAX-DEFFERED
                                                    INVESTMENT     INVESTMENT
                                                    ----------    ------------
10 Years
     0%.........................................    $10,000.00    $10,000.00
     4%.........................................     12,875.97     13,073.56
     8%.........................................     16,476.07     17,417.12
20 Years
     0%.........................................     10,000.00     10,000.00
     4%.........................................     16,579.07     17,623.19
     8%.........................................     27,146.07     33,430.13
30 Years
     0%.........................................     10,000.00     10,000.00
     4%.........................................     21,347.17     24,357.74
     8%.........................................     44,726.05     68,001.00

                         DISTRIBUTION OF THE CONTRACTS

PACIFIC MUTUAL DISTRIBUTORS, INC.


Pacific Mutual Distributors, Inc. ("PMD"), an indirect, wholly-owned subsidiary of Pacific Mutual Life, acts as the principal underwriter of the Contracts and offers the Contracts on a continuous basis. PMD and Pacific Mutual Life enter into selling agreements with broker-dealers whose registered representatives are authorized by state insurance departments to sell the Contracts.

                     THE CONTRACTS AND THE SEPARATE ACCOUNT

CALCULATING SUBACCOUNT UNIT VALUES

The Unit Value of the Subaccount Units in each Variable Investment Option is computed as of the end of each Business Day. The initial Unit Value of each Subaccount was $10 on the Business Day the Subaccount began operations. At the end of each Business Day, the Unit Value for a Subaccount is equal to:

                                     Y X Z

where (Y) = the Unit Value for that Subaccount as of the end of the preceding
            Business Day; and

       (Z) = the Net Investment Factor for that Subaccount for the period (a "valuation period") between that Business Day and the immediately preceding Business Day.

The "Net Investment Factor" for a Subaccount for any valuation period is equal to:

                                  (A X B) - C

where (A) = the "per share value of the assets" of that Subaccount as of the end of that valuation period, which is equal to: a+b+c

   where (a) = the net asset value per share of the corresponding Portfolio shares held by that Subaccount as of the end of that valuation period;

          (b) = the per share amount of any dividend or capital gain distributions made by the Trust for that Portfolio during that valuation period; and

          (c) = any per share charge (a negative number) or credit (a positive number) for any income taxes and/or any other taxes or other amounts set aside during that valuation period as a reserve for any income and/or any other taxes which we determine to have resulted from the operations of the Subaccount or Contract, and/or any taxes attributable, directly or indirectly, to Purchase Payments;

       (B) = the net asset value per share of the corresponding Portfolio shares held by the Subaccount as of the end of the preceding valuation period; and

       (C) = a factor that assesses against the Subaccount net assets for each calendar day in the valuation period, the charge for mortality and expense risks at a rate that is equal on an annual basis to an annual factor expressed as a decimal (where 1.00 is equal to 100%) of 0.0125 and the Administrative Charge at a rate that is equal on an annual basis to an annual factor of 0.0015 (see CHARGES, FEES AND DEDUCTIONS in the Prospectus).

As explained in the Prospectus, the Annual Fee, if applicable, is assessed against your Variable Account Value through the automatic debit of Subaccount Units; the Annual Fee decreases the number of Subaccount Units attributed to your Contract but does not alter the Unit Value for any Subaccount.

VARIABLE ANNUITY PAYMENT AMOUNTS

The following steps show how we determine the amount of each variable annuity payment under your Contract.

First: Pay Applicable Premium Taxes

When you convert your Net Contract Value into annuity payments, you must pay any applicable charge for premium taxes and/or other taxes on your Contract Value (unless applicable law requires those taxes to be paid at a later time). We assess this charge by reducing your Contract Value, proportionately, relative to your Account Value in each Subaccount and in the Fixed Option, in an amount equal to the aggregate amount of the charges. The remaining amount of your available Contract Value may be used to provide variable annuity payments. Alternatively, your remaining available Contract Value may be used to provide fixed annuity payments, or it may be divided to provide both fixed and variable annuity payments. You may also choose to withdraw some or all of your remaining Net Contract Value, less any applicable Annual Fees, withdrawal charge, and any charges for premium taxes and/or other taxes without converting this amount into annuity payments.

Second: The First Variable Payment

We begin by referring to your Contract's Option Table for your Annuity Option (the "Annuity Option Table"). The Annuity Option Table allows us to calculate the dollar amount of the first variable annuity payment under your Contract, based on the amount applied toward the variable annuity. The number that the Annuity Option Table yields will be based on the Annuitant's age (and, in certain cases, sex) and assumes a 5% investment return, as described in more detail below.

     Example: Assume a man is 65 years of age at his Annuity Date and has selected a lifetime annuity with monthly payments guaranteed for 10 years. According to the Annuity Option Table, this man should receive an initial monthly payment of $5.79 for every $1,000 of his Contract Value (reduced by applicable charges) that he will be using to provide variable payments. Therefore, if his Contract Value after deducting applicable fees and charges is $100,000 on his Annuity Date and he applies this entire amount toward his variable annuity, his first monthly payment will be $579.00.

Third: Subaccount Annuity Units

For each Subaccount, we use the amount of the first variable annuity payment under your Contract attributable to each Subaccount to determine the number of Subaccount Annuity Units that will form the basis of subsequent payment amounts. First, we use the Annuity Option Table to determine the amount of that first variable payment for each Subaccount. Then, for each Subaccount, we divide that amount of the first variable annuity payment by the value of one Subaccount Annuity Unit (the "Subaccount Annuity Unit Value") as of the end of the Annuity Date to obtain the number of Subaccount Annuity Units for that particular Subaccount. The number of Subaccount Annuity Units used to calculate subsequent payments under your Contract will not change unless exchanges of Annuity Units are made (or if the Joint and Survivor Annuity Option is elected and the Primary Annuitant dies first), but the value of those Annuity Units will change daily, as described below.

Fourth: The Subsequent Variable Payments

The amount of each subsequent variable annuity payment will be the sum of the amounts payable based on each Subaccount. The amount payable based on each Subaccount is equal to the number of Subaccount Annuity Units for that Subaccount multiplied by their Subaccount Annuity Unit Value at the end of the Business Day in each payment period you elected that corresponds to the Annuity Date.

Each Subaccount's Subaccount Annuity Unit Value, like its Subaccount Unit Value, changes each day to reflect the net investment results of the underlying investment vehicle, as well as the assessment of the Risk Charge at a rate equal on an annual basis to the annual factor expressed as a decimal (where 1.00 is equal to 100%) of 0.0125 and the Administrative Fee at a rate equal on an annual basis to the annual factor of 0.0015. In addition, the calculation of Subaccount Annuity Unit Value incorporates an additional factor; as discussed in more detail below, this additional factor adjusts Subaccount Annuity Values to correct for the Option Table's implicit assumption of a 5% annual investment return on amounts applied but not yet used to furnish annuity benefits.

Different Subaccounts may be selected for your Contract before and after your Annuity Date, subject to any restrictions we may establish. Currently, you may exchange Subaccount Annuity Units in any Subaccount for Subaccount Annuity Units in any other Subaccount(s) up to four times in any twelve month period after you annuitize. The number of Subaccount Annuity Units in any Subaccount may change due to such exchanges. Exchanges following annuitization will be made by exchanging Subaccount Annuity Units of equivalent aggregate value, based on their relative Subaccount Annuity Unit Values.

Understanding the "Assumed Investment Return" Factor

The Annuity Option Table incorporates a number of implicit assumptions in determining the amount of your first variable annuity payment. As noted above, the numbers in the Annuity Option Table reflect certain actuarial assumptions based on the Annuitant's age, and, in some cases, the Annuitant's sex. In addition, these numbers assume that the amount of your Contract Value that you convert to a variable annuity will have a positive investment return of 5% each year during the payout of your annuity; thus 5% is referred to as an "assumed investment return."

The Subaccount Annuity Unit Value for a Subaccount will increase only to the extent that the investment performance of that Subaccount exceeds its Risk Charge, the Administrative Fee, and the assumed investment return. The Subaccount Annuity Unit Value for any Subaccount will generally be less than the Subaccount Unit Value for that same Subaccount, and the difference will be the amount of the assumed investment return factor.

     Example: Assume the investment performance of a Subaccount is at a rate of 6.40% per year. The Subaccount Unit Value for that Subaccount would increase at a rate of 5.00% per year (6.40% minus the Risk Charge at the annual rate of 1.25% and minus the Administrative Fee at the annual rate of 0.15% equals 5.00%), but the Subaccount Annuity Unit Value would not increase (or decrease) at all. The net investment factor for that 5% return [1.05] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value: 1.05/1.05 = 1; 1 - 1 = 0; 0 X 100% = 0%.

If the investment performance of a Subaccount's assets is at a rate less than 6.40% per year, the Subaccount Annuity Unit Value will decrease, even if the Subaccount Unit Value is increasing.

     Example: Assume the investment performance of a Subaccount is at a rate of 4.00% per year. The Subaccount Unit Value for that Subaccount would increase at a rate of 2.60% per year (4.00% minus the Risk Charge at the annual rate of 1.25% and minus the Administrative Fee at the annual rate of 0.15% equals 2.60%), but the Subaccount Annuity Unit Value would decrease at a rate of 2.29% per year. The net investment factor for that 2.6% return [1.026] is then divided by the factor for the 5% assumed investment return [1.05] and 1 is subtracted from the result to determine the adjusted rate of change in Subaccount Annuity Unit Value: 1.026/1.05 = 0.9771; 0.9771 - 1 = -0.0229; -0.0229 X 100% = -2.29%.

The assumed investment return will always cause increases in Subaccount Annuity Unit Values to be somewhat less than if the assumption had not been made; will cause decreases in Subaccount Annuity Unit Values to be somewhat greater than if the assumption had not been made; and will (as shown in the example above) sometimes cause a decrease in Subaccount Annuity Unit Values to take place when an increase would have occurred if the assumption had not been made. If we had assumed a higher investment return in our Annuity Option tables, it would produce annuities with larger first payments, but the increases in subaccount annuity payments would be smaller and the decreases in subsequent annuity payments would be greater; a lower assumed investment return would produce annuities with smaller first payments, and the increases in subsequent annuity payments would be greater and the decreases in subsequent annuity payments would be smaller.

CORRESPONDING DATES

If any transaction or event under your Contract is scheduled to occur on a "corresponding date" that does not exist in a given calendar period, the transaction or event will be deemed to occur on the following Business Day. In addition, as stated in the Prospectus, any event scheduled to occur on a day that is not a Business Day will occur on the next succeeding Business Day.

     Example: If your Contract is issued on February 29 in year 1 (a leap year), your Contract Anniversary in years 2, 3 and 4 will be on March 1.

     Example: If your Annuity Date is July 31 and you select monthly annuity payments, the payments received will be based on valuations made on July 31, August 31, October 1 (for September), October 31, December 1 (for November), December 31, January 31, March 1 (for February), March 31, May 1 (for April), May 31 and July 1 (for June).

AGE AND SEX OF ANNUITANT

As mentioned in the Prospectus, the Contracts generally provide for sex-distinct annuity income factors in the case of life annuities. Statistically, females tend to have longer life expectancies than males; consequently, if the amount of annuity payments is based on life expectancy, they will ordinarily be higher if an annuitant is male than if an annuitant is female. Certain states' regulations prohibit sex-distinct annuity income factors, and Contracts issued in those states will use unisex factors. In addition, Contracts issued in connection with Qualified Plans are required to use unisex factors.

We may require proof of your Annuitant's age and sex before or after commencing annuity payments. If the age or sex (or both) of your Annuitant are incorrectly stated in your Contract, the amount payable will be corrected to equal the amount that the annuitized portion of the Contract Value under that Contract would have purchased for your Annuitant's correct age and sex. If the correction is effected after annuity payments have commenced, and we have made overpayments based on the incorrect information, we will deduct the amount of the overpayment, with interest at 3% a year, from any payments due then or later; if we have made underpayments, we will add the amount, with interest at 3% a year, of the underpayments to the next payment we make after we receive proof of the correct sex and/or date of birth.

SYSTEMATIC TRANSFER PROGRAMS

Dollar Cost Averaging

When you request dollar cost averaging, you are authorizing us to make periodic reallocations of your Contract Value without waiting for any further instruction from you. You may request to begin or stop dollar cost averaging at any time prior to your Annuity Date; the effective date of your request will be the day we receive written notice from you in proper form. Your request may specify the date on which you want your first transfer to be made. If you do not specify a date for your first transfer, we will treat your request as if you had specified the effective date of your request. Your first transfer may not be made until 30 days after your Contract Date, and if you specify an earlier date, your first transfer will be delayed until one calendar month after the date you specify. If you request dollar cost averaging on your application for your Contract and you fail to specify a date for your first transfer, your first transfer will be made one period after your Contract Date (that is, if you specify monthly transfers, the first transfer will occur 30 days after your Contract Date; quarterly transfers, 90 days after your Contract Date; semiannual transfers, 180 days after your Contract Date; and if you specify annual transfers, the first transfer will occur on your Contract Anniversary). If you stop dollar cost averaging, you must wait 30 days before you may begin this option again.

Your request to begin dollar cost averaging must specify the Investment Option you wish to transfer money from (your "source account"). You may choose any one Variable Investment Option or the Fixed Option as your source account. The Account Value of your source account must be at least $5,000 for you to begin dollar cost averaging.

Your request to begin dollar cost averaging must also specify the amount and frequency of your transfers. You may choose monthly, quarterly, semiannual or annual transfers. The amount of your transfers may be specified as a dollar amount or a percentage of your source Account Value; however, each transfer must be at least $250. Dollar cost averaging transfers are subject to the same requirements and limitations as other transfers.

Finally, your request must specify the Variable Investment Option(s) you wish to transfer amounts to (your "target account(s)"). If you select more than one target account, your dollar cost averaging request must specify how transferred amounts should be allocated among the target accounts. Your source account may not also be a target account.

Your dollar cost averaging transfers will continue until the earlier of (i) your request to stop dollar cost averaging is effective, (ii) your source Account Value is zero, or (iii) you annuitize. If, as a result of a dollar cost averaging transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. You may not use dollar cost averaging and the earnings sweep at the same time. We may change, terminate or suspend the dollar cost averaging option at any time.

Portfolio Rebalancing

Portfolio rebalancing allows you to maintain the percentage of your Contract Value allocated to each Variable Investment Option at a pre-set level prior to annuitization. For example, you could specify that 30% of your Contract Value should be in the Capital Income Subaccount, 40% in the Blue Chip Subaccount, and 30% in the Aggressive Growth Subaccount. Over time, the variations in each Subaccount's investment results will shift this balance of these Subaccount Value allocations. If you elect the portfolio rebalancing feature, we will automatically transfer your Subaccount Value back to the percentages you specify.

You may choose to have rebalances made quarterly, semiannually or annually until your Annuity Date; portfolio rebalancing is not available after you annuitize.

Procedures for selecting portfolio rebalancing are generally the same as those discussed in detail above for selecting dollar cost averaging: You may make your request at any time prior to your Annuity Date and it will be effective when we receive it in proper form. If you stop portfolio rebalancing, you must wait 30 days to begin again. You may specify a date for your first rebalance, or we will use the request date as the effective date. If you specify a date fewer than 30 days after your Contract Date, your first rebalance will be delayed one month, and if you request rebalancing on your application but do not specify a date for the first rebalance, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging. We may change, terminate or suspend the portfolio rebalancing feature at any time.

Earnings Sweep

An earnings sweep automatically transfers the earnings attributable to a specified Investment Option (the "sweep option") to one or more other Investment Options (your "target option(s)"). If you elect to use the earnings sweep, you may select either the Fixed Option or the Money Market Subaccount as your sweep option. The Account Value of your sweep option will be required to be at least $5,000 when you elect the earnings sweep. You may select one or more Variable Investment Options (but not the Money Market Subaccount) as your target option(s).

You may choose to have earnings sweeps occur monthly, quarterly, semiannually or annually until you annuitize. At each earnings sweep, we will automatically transfer only your accumulated earnings attributable to your sweep option for the previous period proportionately to your target option(s). That is, if you select a monthly earnings sweep, we will transfer the sweep option earnings from the preceding month; if you select a semiannual earnings sweep, we will transfer the sweep option earnings accumulated over the preceding six months. Earnings sweep transfers are subject to the same requirements and limitations as other transfers.

To determine the earnings, we take the change in the sweep option's Account Value during the sweep period, add any withdrawals or transfers out of the sweep option Account that occurred during the sweep period, and subtract any allocations to the sweep option Account during the sweep period. The result of this calculation represents the "total earnings" for the sweep period.

If, during the sweep period, you withdraw or transfer amounts from the sweep option Account, we assume that earnings are withdrawn or transferred before any other Account Value. Therefore, your "total earnings" for the sweep period will be reduced by any amounts withdrawn or transferred during the sweep option period. The remaining earnings are eligible for the sweep transfer.

Procedures for selecting the earnings sweep are generally the same as those discussed in detail above for selecting dollar cost averaging and portfolio rebalancing: You may make your request at any time and it will be effective when we receive it in proper form. If you stop the earnings sweep, you must wait 30 days to begin again. You may specify a date for your first sweep, or we will use your request date as the effective date. If you specify a date fewer than 30 days after your Contract Date, your first earnings sweep will be delayed one month, and if you request the earnings sweep on your application but do not specify a date for the first sweep, it will occur one period after your Contract Date, as described above under Dollar Cost Averaging.

If you are using the earnings sweep, you may also use portfolio rebalancing only if you selected the Fixed Option as your sweep option. You may not use the earnings sweep and dollar cost averaging at the same time. If, as a result of an earnings sweep transfer, your source Account Value falls below any minimum Account Value we may establish, we have the right, at our option, to transfer that remaining Account Value to your target account(s) on a proportionate basis relative to your most recent allocation instructions. We may change, terminate or suspend the earnings sweep option at any time.

PRE-AUTHORIZED WITHDRAWALS

You may specify a dollar amount for your pre-authorized withdrawals, or you may specify a percentage of your Contract Value or an Account Value. You may direct us to make your pre-authorized withdrawals from one or more specific Fixed or Variable Investment Options; if you do not give us these specific directions, amounts will be deducted proportionately from your Account Value in each Fixed or Variable Investment Option.

Procedures for selecting pre-authorized withdrawals are generally the same as those discussed in detail above for selecting dollar cost averaging, portfolio rebalancing, and earnings sweeps. You may make your request at any time and it will be effective when we receive it in proper form. If you stop the pre-authorized withdrawals, you must wait 30 days to begin again. You may specify a date for the first withdrawal, or we will use your request date as the effective date. If you specify a date fewer than 30 days after your Contract Date, your first pre-authorized withdrawal will be delayed one month, and if you request the pre-authorized withdrawals on your application but do not specify a date for the first withdrawal, it will occur one period after your Contract Date.

If your pre-authorized withdrawals cause your Account Value in any Investment Option to fall below any minimum Account Value we establish, we have the right, at our option, to transfer that remaining Account Value to your other Investment Options on a proportionate basis relative to your most recent allocation instructions. If your pre-authorized withdrawals cause your Contract Value to fall below $1,000, we may, at our option, terminate your Contract and send you the remaining withdrawal proceeds.

Pre-authorized withdrawals are subject to the same withdrawal charges as are other withdrawals, and each withdrawal is subject to any applicable charge for premium taxes and/or other taxes, to federal income tax on its taxable portion, and, if you have not reached age 59 1/2, a 10% tax penalty.

DEATH BENEFIT

The standard death benefit payable will be calculated as of the date we receive proof (in proper form) of the Annuitant's death (or, if applicable, the Contract Owner's death) and instructions regarding payment. Any Guaranteed Minimum Death Benefit payable will be calculated as of the date we are first notified of the death. Any claim of a death benefit must be made in proper form. A recipient of death benefit proceeds may elect to have this benefit paid in one lump sum, in periodic payments, in the form of a lifetime annuity or in some combination of these. Annuity payments normally will begin within 30 days once we receive all information necessary to process the claim.

If your Contract names Joint or Contingent Annuitants, no death benefit will be payable unless and until the last Annuitant dies prior to the Annuity Date or a Contract Owner dies prior to the Annuity Date. If yours is a Qualified Contract, your Contingent Annuitant or Contingent Owner must be your spouse. If both the Contract Owner(s) and the Annuitant(s) are non-natural persons, no death benefit will be payable, and any distribution will be treated as a withdrawal and subject to any applicable charges for Annual Fees, transaction fees, withdrawal fees, premium taxes and/or other taxes, and withdrawal charges.

Death of an Annuitant

If a Joint Annuitant who is not a Contract Owner dies prior to the Annuity Date, the surviving Joint Annuitant becomes your Annuitant. If your Annuitant is not a Contract Owner and dies, or if there is no surviving Joint Annuitant, your surviving Contingent Annuitant becomes your Annuitant. If there is no surviving Contingent Annuitant, the death benefit becomes payable.

Any death benefit payable on the death of your Annuitant is payable to the surviving Beneficiary. If no Beneficiary survives, any death benefit will be payable to the surviving Owner, if there is one; if not, any death benefit will be payable to the Owner's estate.

Death of a Contract Owner

If any Contract Owner dies prior to the Annuity Date while the Annuitant is still living, a death benefit may be payable. If that Contract Owner was the sole Annuitant or a Joint Annuitant under the Contract, any death benefit will be payable to the surviving Beneficiary, or to your estate if no Beneficiary survives. If that Contract Owner was not an Annuitant under the Contract, any death benefit will be payable to the surviving Joint Owner of the Contract, if there is one; if not, the death benefit will be payable to the surviving Contingent Owner, if there is one; if not, any death benefit will be payable to the surviving designated Beneficiary, or to the Owner's estate if no designated Beneficiary survives. If the Joint or Contingent Owner is the deceased Contract Owner's surviving spouse, he or she may elect to become the Contract Owner and continue the Contract rather than receive the death benefit proceeds.

JOINT ANNUITANTS ON QUALIFIED CONTRACTS

If your Contract was issued in connection with a Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 ("ERISA"), you may be permitted to add a Joint Annuitant on your Annuity Date. You may call us for more information.

1035 EXCHANGES

You may make your initial Purchase Payment through an exchange of an existing annuity contract. To exchange, you must complete a 1035 Exchange form, which is available by calling your representative, or by calling us at 1-800-722-5558, and mail the form along with the annuity contract you are exchanging (plus your completed application if you are making an initial Purchase Payment) to us.

In general terms, Section 1035 of the Code provides that you recognize no gain or loss when you exchange one annuity contract solely for another annuity contract. However, transactions under Section 1035 may be subject to special rules and may require special procedures and record-keeping, particularly if the exchanged annuity contract was issued prior to August 14, 1982. You should consult your tax adviser prior to effecting a 1035 Exchange.

SAFEKEEPING OF ASSETS

We are responsible for the safekeeping of the assets of the Separate Account. These assets are held separate and apart from the assets of our General Account and our other separate accounts.

DIVIDENDS


The current dividend scale for Pacific Mutual Life is zero and we do not anticipate that dividends will be paid by Pacific Mutual Life. If any dividend is paid, you may elect to receive the dividend in cash or to add the dividend to your Contract Value. If you make no election, the dividend will be added to your Contract Value. We will allocate any dividend to Contract Value in accordance with your most recent allocation instructions, unless instructed otherwise. You should consult with your tax adviser before making an election.

                              FINANCIAL STATEMENTS


Separate Account B had not yet commenced operations as of December 31, 1996 and therefore no financial statements are included. Pacific Mutual Life's audited consolidated financial statements as of December 31, 1996 and 1995 and for the three years ended December 31, 1996 are set forth beginning on the next page. These financial statements should be considered only as bearing on our ability to meet our obligations under the Contracts and not as bearing on the investment performance of the assets held in the Separate Account.

    INDEPENDENT AUDITORS' REPORT

    Pacific Mutual Life Insurance Company and Subsidiaries:

    We have audited the accompanying consolidated statements of financial position of Pacific Mutual Life Insurance Company and subsidiaries (the "Company") as of December 31, 1996 and 1995, and the related consolidated statements of operations and equity and cash flows for each of the three years in the period ended December 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such consolidated financial statements present fairly, in all material respects, the financial position of Pacific Mutual Life Insurance Company and subsidiaries as of December 31, 1996 and 1995, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 1996 in conformity with generally accepted accounting principles.

    As discussed in Note 1 to the consolidated financial statements, the Company has adopted all applicable generally accepted accounting principles relating to mutual life insurance companies for all periods presented.


    DELOITTE & TOUCHE LLP

    Costa Mesa, California
    February 22, 1997

             Pacific Mutual Life Insurance Company and Subsidiaries

                 CONSOLIDATED STATEMENTS OF FINANCIAL POSITION


                                                               December 31,
                                                              1996      1995
-------------------------------------------------------------------------------
                                                               (In Millions)
ASSETS
Investments:
  Securities available for sale at fair value:
    Fixed maturity securities                               $12,193.8   $11,359.2
    Equity securities                                           260.8       218.5
  Short-term investments                                         66.1       103.3
  Mortgage loans                                              1,477.3     1,346.2
  Real estate                                                   280.0       288.6
  Policy loans                                                3,131.8     2,793.3
  Other investments                                             208.0       214.6
---------------------------------------------------------------------------------
TOTAL INVESTMENTS                                            17,617.8    16,323.7
Cash and cash equivalents                                       109.0       286.1
Deferred policy acquisition costs                               531.5       391.1
Accrued investment income                                       202.5       198.8
Other assets                                                    462.4       416.5
Separate account assets                                       8,142.1     5,686.9
---------------------------------------------------------------------------------
TOTAL ASSETS                                                $27,065.3   $23,303.1
=================================================================================
LIABILITIES AND EQUITY
Liabilities:
  Universal life, annuity and other investment contract
   deposits                                                 $13,877.4   $12,719.4
  Future policy benefits                                      2,442.0     2,378.9
  Policyholders' dividends payable                               64.5        65.3
  Borrowings                                                    120.5        83.0
  Surplus notes                                                 149.6       149.6
  Other liabilities                                             572.0       586.6
  Separate account liabilities                                8,142.1     5,686.9
---------------------------------------------------------------------------------
Total Liabilities                                            25,368.1    21,669.7
---------------------------------------------------------------------------------
Commitments and contingencies
Equity:
  Retained earnings                                           1,318.0     1,151.4
  Unrealized gain on available for sale securities, net         379.2       482.0
---------------------------------------------------------------------------------
Total Equity                                                  1,697.2     1,633.4
---------------------------------------------------------------------------------
TOTAL LIABILITIES AND EQUITY                                $27,065.3   $23,303.1
=================================================================================

See Notes to Consolidated Financial Statements

             Pacific Mutual Life Insurance Company and Subsidiaries

                CONSOLIDATED STATEMENTS OF OPERATIONS AND EQUITY

                                                    Years Ended December 31,
                                                     1996      1995     1994
--------------------------------------------------------------------------------
                                                            (In Millions)
REVENUES
Insurance premiums                                 $  465.4   $  458.5  $  455.9
Policy fees from universal life, annuity and
 other investment contract deposits                   348.6      309.0     280.0
Net investment income                               1,063.0    1,022.3     933.6
Net realized capital gains (losses)                    68.3       77.6      (2.1)
Investment management fees                             14.1       12.9     144.6
Other income                                          188.6      139.4     203.6
--------------------------------------------------------------------------------
TOTAL REVENUES                                      2,148.0    2,019.7   2,015.6
--------------------------------------------------------------------------------
BENEFITS AND EXPENSES
Interest credited to universal life, annuity and
 other investment contract deposits                   653.2      654.2     638.6
Policy benefits paid or provided                      664.7      668.5     590.2
Commission expenses                                   199.8      167.8     139.9
Operating expenses                                    350.0      308.3     433.8
--------------------------------------------------------------------------------
TOTAL BENEFITS AND EXPENSES                         1,867.7    1,798.8   1,802.5
--------------------------------------------------------------------------------
INCOME BEFORE PROVISION FOR INCOME TAXES              280.3      220.9     213.1
Provision for income taxes                            113.7       86.1     111.7
--------------------------------------------------------------------------------
NET INCOME                                            166.6      134.8     101.4
Equity, beginning of year                           1,633.4      809.3     942.8
Change in unrealized gain (loss) on available for
 sale securities, net                                (102.8)     689.3    (234.9)
--------------------------------------------------------------------------------
EQUITY, END OF YEAR                                $1,697.2   $1,633.4  $  809.3
================================================================================

See Notes to Consolidated Financial Statements

             Pacific Mutual Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                  Years Ended December 31,
                                                  1996       1995       1994
--------------------------------------------------------------------------------
                                                        (In Millions)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                      $   166.6  $   134.8  $   101.4
Adjustments to reconcile net income to net
 cash provided by operating activities:
  Depreciation and amortization                      (1.4)     (30.4)     (28.3)
  Deferred income taxes                             (49.7)     (30.3)      26.2
  Net realized capital (gains) losses               (68.3)     (77.6)       2.1
  Deferred policy acquisition costs                (140.4)      48.8     (126.5)
  Interest credited to universal life, annuity
   and other investment contract deposits           653.2      654.2      638.6
  Change in accrued investment income                (3.7)     (16.1)      28.5
  Change in future policy benefits                   63.1       89.3       48.7
  Change in policyholders' dividends payable         (0.8)      (0.5)      (0.2)
  Change in other assets and liabilities            169.7      172.9      (51.2)
--------------------------------------------------------------------------------
NET CASH PROVIDED BY OPERATING ACTIVITIES           788.3      945.1      639.3
--------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES
Available for sale securities:
  Purchases                                      (4,525.0)  (3,001.3)  (4,376.9)
  Sales                                           2,511.0    1,940.3    2,690.3
  Maturities and repayments                       1,184.7      926.9    1,220.4
Held to maturity securities:
  Purchases                                                   (181.9)    (415.0)
  Sales                                                         62.3
  Maturities and repayments                                    111.0      202.2
Repayments of mortgage loans                        220.4      267.7      399.1
Proceeds from sales of mortgage loans and real
 estate                                              14.5       27.4       52.8
Purchases of mortgage loans and real estate        (414.3)    (244.7)    (237.7)
Distributions from partnerships                      78.8       49.0
Change in policy loans                             (338.5)    (389.8)    (349.7)
Change in short-term investments                     37.2      (66.7)     129.0
Other investing activity, net                      (120.1)    (121.1)      15.7
--------------------------------------------------------------------------------
NET CASH USED IN INVESTING ACTIVITIES            (1,351.3)    (620.9)    (669.8)
--------------------------------------------------------------------------------

(Continued)

See Notes to Consolidated Financial Statements

             Pacific Mutual Life Insurance Company and Subsidiaries

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                 Years Ended December 31,
(Continued)                                      1996       1995       1994
-------------------------------------------------------------------------------
                                                       (In Millions)
CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder account balances:
  Deposits                                     $ 2,105.0   $ 1,437.9   $ 1,355.0
  Withdrawals                                   (1,756.6)   (1,774.2)   (1,376.0)
Net change in borrowings                            37.5       (43.8)       36.9
--------------------------------------------------------------------------------
NET CASH PROVIDED BY (USED IN) FINANCING
  ACTIVITIES                                       385.9      (380.1)       15.9
--------------------------------------------------------------------------------
Net change in cash and cash equivalents           (177.1)      (55.9)      (14.6)
Cash and cash equivalents, beginning of year       286.1       342.0       356.6
--------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS, END OF YEAR         $   109.0   $   286.1   $   342.0
================================================================================
SUPPLEMENTAL DISCLOSURE OF CASH FLOW
 INFORMATION
Federal income taxes paid                      $   185.9   $    96.9   $    82.8
Interest paid                                  $    27.2   $    23.3   $    24.1
================================================================================

See Notes to Consolidated Financial Statements

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES

    DESCRIPTION OF BUSINESS

    Pacific Mutual Life Insurance Company ("Pacific Mutual Life") was established in 1868 and is organized under the laws of the State of California as a mutual life insurance company. Pacific Mutual Life conducts business in every state except New York.

    Pacific Mutual Life and its subsidiaries and affiliates have primary business operations which consist of life insurance, annuities, pension products, group employee benefits and investment management and advisory services. These primary business operations provide a broad range of life insurance, accumulation and investment products for individuals and businesses and offer a range of investment products to institutions and pension plans. Additionally, through its major subsidiaries and affiliates, Pacific Mutual Life provides a variety of group employee benefits, as well as investment management and advisory services.

    BASIS OF PRESENTATION AND PRINCIPLES OF CONSOLIDATION

    The accompanying consolidated financial statements of Pacific Mutual Life Insurance Company and subsidiaries (the "Company") have been prepared in accordance with generally accepted accounting principles ("GAAP") and include the accounts of Pacific Mutual Life and its wholly-owned insurance subsidiaries, Pacific Corinthian Life Insurance Company ("PCL"-
    Note 3), PM Group Life Insurance Company ("PM Group") and World-Wide Holdings Limited, and its noninsurance subsidiaries, Pacific Financial Asset Management Corporation ("PFAMCo"), Pacific Mutual Distributors, Inc. ("PMD"), Pacific Mutual Realty Finance, Inc., Pacific Mezzanine Associates, L.L.C. and MC Associates, LLC. All significant intercompany transactions and balances have been eliminated. Pacific Mutual Life prepares its regulatory financial statements based on accounting practices prescribed or permitted by the Insurance Department of the State of California. These consolidated financial statements differ from those followed in reports to regulatory authorities (Note 2).

    On December 21, 1995, Pacific Mutual Life completed a subsidiary reorganization in which PFAMCo became a direct, wholly-owned subsidiary of Pacific Mutual Life. Prior to the reorganization PFAMCo was a wholly-owned, second-tier subsidiary of Pacific Mutual Life. The intermediate company, Pacific Financial Holding Company ("PFHC"), and certain of its assets and liabilities were merged into PFAMCo in connection with this reorganization. The remaining assets were merged into Pacific Mutual Life which consisted of investments in subsidiaries as follows: PFAMCo, PMD and PM Group.

    ACCOUNTING PRONOUNCEMENTS ADOPTED

    Pacific Mutual Life has adopted the provisions of Statement of Financial Accounting Standards ("SFAS") No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts," and Interpretation No. 40, "Applicability of Generally Accepted Accounting Principles to Mutual Life Insurance and Other Enterprises" (the "Interpretation") issued by the Financial Accounting Standards Board. SFAS No. 120 and the Interpretation require that mutual life insurance companies and their insurance subsidiaries adopt all applicable authoritative GAAP pronouncements in any general purpose financial statements that they may issue. This differs from prior years when Pacific Mutual Life issued its regulatory financial statements as general purpose financial statements. The accompanying consolidated financial statements for 1996, 1995 and 1994 reflect the effects of implementing SFAS No. 120 and the Interpretation.

    On January 1, 1996, the Company adopted SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." SFAS No. 121 requires that long-lived assets, certain identifiable intangibles and goodwill related to those assets to be held and used shall be assessed for recoverability if certain events or changes in circumstances are present. An impairment loss shall be recognized if the carrying amount of

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    the asset exceeds the fair value of the asset. Adoption of this accounting standard did not have a significant impact on the consolidated financial position or consolidated results of operations of the Company.

    On January 1, 1996, the Company also adopted SFAS No. 122, "Accounting for Mortgage Servicing Rights." SFAS No. 122 requires that rights acquired to service mortgage loans for others be recognized separately from the mortgage loan asset. SFAS No. 122 also requires that capitalized mortgage servicing rights be assessed for impairment based on the fair value of those rights and any impairment should be recognized through a valuation allowance. Adoption of this accounting standard did not have a significant impact on the consolidated financial position or consolidated results of operations of the Company.

    NEW ACCOUNTING PRONOUNCEMENTS

    In June 1996, the Financial Accounting Standards Board issued SFAS No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," as amended by SFAS No. 127, "Deferral of the Effective Date of Certain Provisions of FASB Statement No. 125." SFAS No. 125 is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after December 31, 1996. This statement provides consistent accounting standards for securitizations and other transfers of financial assets, determines when financial assets (liabilities) should be considered sold (settled) and removed from the statement of financial position, and determines when related revenues and expenses should be recognized. The Company currently plans to adopt SFAS No. 125 beginning on January 1, 1997. The adoption is not expected to have a significant impact on the consolidated financial position or consolidated results of operations of the Company.

    INVESTMENTS

    Fixed maturity securities and equity securities are reported at fair value, with unrealized gains and losses, net of deferred income tax and adjustments to related deferred policy acquisition costs, included as a separate component of equity on the accompanying consolidated statements of financial position. Trading securities, which are included in short-term investments, are reported at fair value with unrealized gains and losses included in net realized capital gains (losses) on the accompanying consolidated statements of operations.

    For mortgage-backed securities included in fixed maturity securities the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When estimates of prepayments change, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. The net investment in the securities is adjusted to the amount that would have existed had the new effective yield been applied since the acquisition of the securities. This adjustment is reflected in net investment income.

    In the first and second quarter of 1995, Pacific Mutual Life sold two securities from the held to maturity category. The amortized cost of the securities was $62.3 million and a net after tax loss of $0.7 million was realized on the sales. The securities were sold due to the significant deterioration of the issuer's creditworthiness.

    Beginning with the third quarter of 1995, Pacific Mutual Life transferred approximately $1.5 billion of securities from the held to maturity category to the available for sale category. This amount represented the amortized cost of the securities at the date of transfer. The fair value of those securities was approximately $1.6 billion, resulting in a net after tax unrealized gain of $52.5 million, which was reflected as a direct increase to equity. The change in classification was a result of a change in management's intent with respect to these securities. In order to have the flexibility to respond to changes in interest rates and to take advantage of changes in the availability of and the yield on alternative investments, management has determined that the reclassification of these securities as available for sale was appropriate.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    Realized gains and losses on investment transactions are determined on a specific identification basis and are included in revenues.

    Short-term investments are carried at fair value and include all trading securities.

    Derivative financial instruments are carried at fair value. Unrealized gains and losses of derivatives used to hedge securities classified as available for sale are reflected in a separate component of equity, similar to the accounting of the underlying hedged assets. Realized gains and losses on derivatives used for hedging are deferred and amortized over the average life of the related hedged assets or insurance liabilities. Unrealized gains and losses of other derivatives are reflected in operations.

    Mortgage loans and policy loans are stated at unpaid principal balances.

    Real estate is carried at depreciated cost, or for real estate acquired in satisfaction of debt, estimated fair value less estimated selling costs at the date of acquisition if lower than the related unpaid balance.

    On November 15, 1994, PFAMCo and five of its subsidiaries (Pacific Investment Management Company and subsidiaries, Parametric Portfolio Associates, Inc., Cadence Capital Management Corporation, NFJ Investment Group, Inc. and Blairlogie Capital Management Limited) entered into an agreement and plan of consolidation with Thomson Advisory Group L.P., a Delaware limited partnership with publicly traded units, to merge into a newly capitalized partnership named PIMCO Advisors L.P. ("PIMCO Advisors"). Collectively, PFAMCo and various of its subsidiaries beneficially own approximately 42% of the outstanding General and Limited Partner units of PIMCO Advisors as of December 31, 1996 and 1995. This investment, which is included in other investments on the accompanying consolidated statements of financial position, is accounted for on the equity method.

    CASH AND CASH EQUIVALENTS

    Cash and cash equivalents include all liquid debt instruments with an original maturity of three months or less.

    DEFERRED POLICY ACQUISITION COSTS

    The costs of acquiring new insurance business, principally commissions, medical examinations, underwriting, policy issue and other expenses, all of which vary with and are primarily related to the production of new business, have been deferred. For universal life, annuity and other investment contract products, such costs are generally amortized in proportion to the present value of expected gross profits using the assumed crediting rate. Adjustments are reflected in earnings or equity in the period the Company experiences deviations in gross profit assumptions. Adjustments directly affecting equity result from experience deviations due to changes in unrealized gains and losses in investments classified as available for sale. For life insurance products, such costs are being amortized over the premium-paying period of the related policies in proportion to premium revenues recognized, using assumptions consistent with those used in computing policy reserves. For the years ended December 31, 1996, 1995 and 1994, net amortization of deferred policy acquisition costs included in operating expenses amounted to $70.0 million, $63.3 million and $44.2 million, respectively, on the accompanying consolidated statements of operations and equity.

    PRESENT VALUE OF FUTURE PROFITS

    Included in other assets is $16.1 million and $38.4 million which represents the present value of estimated future profits of acquired business in connection with the rehabilitation of First Capital Life Insurance Company ("FCL"-Note 3) as of December 31, 1996 and 1995, respectively. The aforementioned future profits are discounted to

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    provide an appropriate rate of return and are being amortized over the rehabilitation plan period. Amortization for the years ended December 31, 1996, 1995 and 1994 amounted to $24.2 million, $17.1 million and $4.7 million, respectively. During 1996, the Company changed certain assumptions regarding the estimated life which resulted in an increase in amortization in 1996 of approximately $17.0 million.

    UNIVERSAL LIFE, ANNUITY AND OTHER INVESTMENT CONTRACT DEPOSITS

    Universal life, annuity and other investment contract deposits are valued using the retrospective deposit method and consist principally of deposits received plus interest credited less accumulated assessments. Interest credited to these policies ranged from 4% to 8.4% during 1996, 1995 and 1994.

    The following detail of universal life, annuity and other investment contract deposits is as follows:

                                                     December 31,
                                                 1996         1995
                                             ------------------------
                                                (In Millions)
         Universal life                      $ 7,562.5      $ 6,930.7
         Annuity                               2,459.3        2,426.6
         Other investment contract deposits    3,855.6        3,362.1
                                             ------------------------
                                             $13,877.4      $12,719.4
                                             ========================

    The following detail of universal life, annuity and other investment contract deposits policy fees and interest credited is as follows:

                                                Years Ended December 31,
                                                 1996   1995   1994
                                               ------------------------
                                                  (In Millions)
         Policy fees
           Universal life                      $318.4   $292.6   $267.1
           Annuity                               26.6     12.8      9.4
           Other investment contract deposits     3.6      3.6      3.5
                                               ------------------------
         Total policy fees                     $348.6   $309.0   $280.0
                                               ========================
         Interest credited
           Universal life                      $279.3   $258.6   $226.9
           Annuity                              131.9    125.2    120.7
           Other investment contract deposits   242.0    270.4    291.0
                                               ========================
         Total interest credited               $653.2   $654.2   $638.6
                                               ========================

    FUTURE POLICY BENEFITS

    Life insurance reserves are valued using the net level premium method. Interest rate assumptions range from 4.5% to 9.3% for 1996, 1995 and 1994. Mortality, morbidity and withdrawal assumptions are generally based on the Company's experience, modified to provide for possible unfavorable deviations. Future dividends for participating business are provided for in the liability for future policy benefits. Included in policy benefits paid or provided on the accompanying consolidated statements of operations and equity are dividends to policyholders.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    Dividends are provided based on dividend formulas approved by the Board of Directors and reviewed for reasonableness and equitable treatment of policyholders by an independent consulting actuary. As of December 31, 1996 and 1995, participating experience rated policies paying dividends represented approximately 1% of direct written life insurance in force.

    STATE GUARANTY FUND ASSESSMENTS

    Insurance companies are subject to assessments by life and health guaranty associations in most states in which they are licensed to do business. These assessments are based on the volume and type of business they sell in those states and may be partially recovered in some states through a future reduction in premium taxes. Based on current information available from the National Organization of Life and Health Guaranty Association, the Company, as of December 31, 1996, has accrued in other liabilities on the accompanying consolidated statements of financial position an amount adequate for anticipated payments of known insolvencies, net of estimated recoveries of premium tax offsets.

    REVENUES AND EXPENSES

    Insurance premiums are recognized as revenue when due. Benefits and expenses, other than deferred policy acquisition costs, are recognized when incurred.

    Generally, receipts for universal life, annuities and other investment contracts are classified as deposits. Policy fees from these contracts include mortality charges, surrender charges and earned policy service fees. Expenses related to these products include interest credited to account balances and benefit amounts in excess of account balances.

    Investment management fees are recorded as revenues during the period such services are performed.

    DEPRECIATION AND AMORTIZATION

    Depreciation of investment real estate is computed on the straight-line method over the estimated useful lives which range from 15 to 30 years. Certain other assets are depreciated or amortized on the straight-line method over varying periods ranging from 3 to 40 years. Depreciation of investment real estate is included in net investment income on the accompanying consolidated statements of operations and equity. Depreciation and amortization of other assets is included in operating expenses on the accompanying consolidated statements of operations and equity.

    FEDERAL INCOME TAXES

    Pacific Mutual Life is taxed as a life insurance company for Federal income tax purposes and files a consolidated Federal income tax return with all its includable domestic subsidiaries. The amount of Federal income tax expense includes an equity tax calculated by a prescribed formula that incorporates a differential earnings rate between stock and mutual life insurance companies. Deferred income taxes are provided for timing differences in the recognition of revenues and expenses for financial reporting and income tax purposes.

    SEPARATE ACCOUNTS

    Separate account assets are recorded at market value and the related liabilities represent segregated contract owner funds maintained in accounts with individual investment objectives. The investment results of separate account assets generally pass through to separate account policyholders and contract owners.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.  SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

    FAIR VALUE OF FINANCIAL INSTRUMENTS

    The estimated fair value of financial instruments disclosed in Notes 5 and 6 have been determined using available market information and appropriate valuation methodologies. However, considerable judgment is required to interpret market data to develop the estimates of fair value. Accordingly, the estimates presented may not be indicative of the amounts the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies could have a significant effect on the estimated fair value amounts.

    USE OF ESTIMATES

    The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2.  STATUTORY RESULTS

    The following are reconciliations of statutory surplus and statutory net income for Pacific Mutual Life as calculated in accordance with accounting practices prescribed or permitted by the Insurance Department of the State of California, to the amounts reported as equity and net income included in the accompanying consolidated financial statements:

                                                              December 31,
                                                            1996      1995
                                                        ---------------------
                                                             (In Millions)
         Statutory surplus                                $  815.2  $  723.2
           Deferred policy acquisition costs                 542.0     411.9
           Unrealized gain on available for sale
            securities, net                                  379.2     482.0
           Asset valuation reserve                           209.4     191.4
           Deferred income tax                               174.6     129.2
           Subsidiary equity                                  60.7      66.0
           Non-admitted assets                                22.8      22.5
           Surplus notes                                    (149.6)   (149.6)
           Insurance and annuity reserves                   (340.4)   (249.1)
           Other                                             (16.7)      5.9
                                                          ------------------
         Equity as reported herein                        $1,697.2  $1,633.4
                                                          ==================

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

2.  STATUTORY RESULTS (CONTINUED)

                                                      Years Ended December 31,
                                                        1996    1995      1994
                                                     ---------------------------
                                                           (In Millions)
         Statutory net income                           $113.1   $ 85.1   $ 81.0
           Deferred policy acquisition costs             111.2     76.4     59.4
           Deferred income tax                            70.9     31.5    (27.7)
           Interest maintenance reserve                    3.8     12.2     (7.7)
           Net realized gain (loss) on trading
            securities                                   (11.6)    13.2     (2.0)
           Earnings of subsidiaries                      (33.0)     5.9     20.7
           Insurance and annuity reserves                (91.3)   (95.5)   (28.2)
           Other                                           3.5      6.0      5.9
                                                    ----------------------------
         Net income as reported herein                  $166.6   $134.8   $101.4
                                                    ============================

    RISK-BASED CAPITAL

    Each insurance company's state of domicile imposes minimum risk-based capital requirements that were developed by the National Association of Insurance Commissioners ("NAIC"). The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of a company's regulatory total adjusted capital, as defined by the NAIC, to its authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. As of December 31, 1996 and 1995, the Company's ratios exceeded the minimum risk-based capital requirements.

    DIVIDENDS

    Dividends to Pacific Mutual Life from its insurance subsidiaries are subject to regulatory restrictions and approvals. The maximum amount of dividends that can be paid by PM Group cannot exceed the lesser of 10% of surplus as regards to policyholders, or the net statutory gain from operations, without prior approval from the Insurance Commissioner of the State of Arizona. During 1996, 1995 and 1994, PM Group received approval to pay extraordinary dividends in excess of these limitations. PM Group paid dividends of $25 million, $25 million and $20 million for the years ended December 31, 1996, 1995 and 1994 of which $18 million, $17.2 million and $12.4 million, respectively, were considered extraordinary.

    In accordance with the terms of the rehabilitation agreement (Note 3), PCL is precluded from paying any dividends during the rehabilitation period without the prior consent of the Insurance Department of the State of California. No such dividends have been paid.

3.  REHABILITATION OF FIRST CAPITAL LIFE INSURANCE COMPANY

    Pursuant to a five-year rehabilitation agreement approved by a California Superior Court and the Insurance Department of the State of California in July 1992, Pacific Mutual Life, through its wholly-owned subsidiary, PCL, will facilitate the rehabilitation of FCL. In accordance with the five-year rehabilitation agreement, insurance policies of FCL were restructured and substantially all the assets and certain liabilities of FCL were assumed by PCL on December 31, 1992, pursuant to an assumption reinsurance agreement and asset purchase agreement and have been accounted for as a purchase transaction.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.  REHABILITATION OF FIRST CAPITAL LIFE INSURANCE COMPANY (CONTINUED)

    The rehabilitation agreement provides for the holders of restructured policies to share in a substantial percentage of the unallocated statutory surplus of PCL at the end of the rehabilitation period. Policyholders have the option to surrender their restructured policies with reduced benefits during this five-year period. During the rehabilitation plan period, PCL is prohibited from issuing new insurance policies. PCL will merge into Pacific Mutual Life, with Pacific Mutual Life as the surviving entity, within thirty days following September 30, 1997, the end of the rehabilitation period.

    In the event PCL is unable to pay contract benefits, Pacific Mutual Life is obligated to contribute funds to pay those benefits in accordance with the rehabilitation agreement.

4.  ACQUISITION OF INSURANCE BLOCK OF BUSINESS

    In 1996, Pacific Mutual Life signed a definitive agreement to acquire a block of corporate-owned life insurance ("COLI") policies from Confederation Life Insurance Company (U.S.) in Rehabilitation, which is currently under rehabilitation. This block consists of approximately 40,000 policies, having a face amount of $9 billion and reserves of $1.7 billion. This block is primarily non-leveraged COLI. The transaction is expected to close during the first half of 1997.

5.  INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES

    The amortized cost, gross unrealized gains and losses, and estimated fair value of fixed maturity and equity securities are shown below. The estimated fair value of publicly traded securities is based on quoted market prices. For securities not actively traded, estimated fair values were provided by independent pricing services specializing in "matrix pricing" and modeling techniques. The Company also estimates certain fair values based on interest rates, credit quality and average maturity or from securities with comparable trading characteristics.

                                                    Gross Unrealized     Estimated
                                       Amortized   -------------------      Fair
                                         Cost       Gains       Losses      Value
                                       -------------------------------------------
                                                   (In Millions)
     Available for Sale Securities
     As of December 31, 1996:
     U.S. Treasury securities and
      obligations of U.S. government
      authorities and agencies         $   297.9   $   11.2   $    0.3   $   308.8
     Obligations of states, political
      subdivisions and foreign
      governments                          638.1       46.2        1.0       683.3
     Corporate securities                6,848.3      506.3       91.9     7,262.7
     Mortgage-backed and asset-backed
      securities                         3,753.6       98.0       19.4     3,832.2
     Redeemable preferred stock            102.5        6.4        2.1       106.8
                                       -------------------------------------------
     Total Fixed Maturity Securities   $11,640.4   $  668.1   $  114.7   $12,193.8
                                       ===========================================
     Equity Securities                 $   229.6   $   40.8   $    9.6   $   260.8
                                       ===========================================

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENT IN FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

                                                    Gross Unrealized    Estimated
                                       Amortized    -----------------     Fair
                                         Cost        Gains    Losses      Value
                                       ------------------------------------------
                                                   (In Millions)
     Available for Sale Securities
     As of December 31, 1995:
     U.S. Treasury securities and
      obligations of U.S. government
      authorities and agencies         $   378.4   $   33.4              $   411.8
     Obligations of states, political
      subdivisions and foreign
      governments                          625.1       70.7   $   3.3        692.5
     Corporate securities                6,179.1      537.1      45.0      6,671.2
     Mortgage-backed and asset-backed
      securities                         3,366.9      138.6      12.0      3,493.5
     Redeemable preferred stock             89.4        3.1       2.3         90.2
                                       -------------------------------------------
     Total Fixed Maturity Securities   $10,638.9   $  782.9   $  62.6    $11,359.2
                                       -------------------------------------------
     Equity Securities                 $   192.3   $   32.2   $   6.0    $   218.5
                                       -------------------------------------------

    The amortized cost and estimated fair values of fixed maturity securities as of December 31, 1996, by contractual repayment date of principal, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                     Amortized   Estimated
                                                       Cost      Fair Value
                                                    -----------------------
                                                         (In Millions)
         Available for Sale:
         Due in one year or less                      $ 1,482.3   $ 1,489.0
         Due after one year through five years          2,830.0     3,042.3
         Due after five years through ten years         1,907.4     1,991.7
         Due after ten years                            1,667.1     1,838.6
                                                      ---------------------
                                                        7,886.8     8,361.6
         Mortgage-backed and asset-backed securities    3,753.6     3,832.2
                                                      ---------------------
         Total                                        $11,640.4   $12,193.8
                                                      ---------------------

    Proceeds from sales of all available for sale securities during 1996, 1995 and 1994 were $2.5 billion, $1.9 billion and $2.7 billion, respectively. Gross gains of $89.3 million, $58.0 million and $56.0 million and gross losses of $29.9 million, $32.3 million and $70.8 million were realized on those sales during 1996, 1995 and 1994, respectively.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

5.  INVESTMENTS IN FIXED MATURITY AND EQUITY SECURITIES (CONTINUED)

    Major categories of investment income are summarized as follows:

                                       Years Ended December 31,
                                      1996       1995       1994
                                    -------------------------------
                                          (In Millions)
         Fixed maturity securities  $  831.6   $  808.1   $  741.3
         Equity securities              17.8        7.3        8.9
         Mortgage loans                107.9      112.9      136.3
         Real estate                    51.3       43.2       37.2
         Policy loans                  113.0      105.2       89.0
         Other                          48.9       47.1        3.3
                                    ------------------------------
           Gross investment income   1,170.5    1,123.8    1,016.0
         Investment expense            107.5      101.5       82.4
                                    ------------------------------
           Net investment income    $1,063.0   $1,022.3   $  933.6
                                    ==============================

    The change in gross unrealized gain (loss) on investments in available for sale and trading securities is as follows:

                                                       December 31,
                                                  1996      1995     1994
                                                 --------------------------
                                                      (In Millions)
         Available for sale and trading securi-
          ties:
           Fixed maturity                        $(169.1)  $1,039.3  $(320.6)
           Equity                                    6.5       17.2    (29.7)
                                                 ----------------------------
         Total                                   $(162.6)  $1,056.5  $(350.3)
                                                 ============================

    As of December 31, 1996 and 1995, investments in fixed maturity securities with a carrying value of $19.6 million and $20.5 million, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

    No investment, aggregated by issuer, exceeded 10% of total equity as of December 31, 1996.

    The Company has no non-income producing fixed maturity securities, mortgage loans, real estate or other long-term investments as of December 31, 1996.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  FINANCIAL INSTRUMENTS

    The estimated fair values of the Company's financial instruments are as follows:

                                    December 31, 1996    December 31, 1995
                                   --------------------  --------------------
                                   Carrying  Estimated    Carrying    Estimated
                                    Amount   Fair Value    Amount     Fair Value
                                   ---------------------------------------------
                                                 (In Millions)
     Assets:
       Fixed maturity and equity
        securities (Note 5)        $12,454.6  $12,454.6   $11,577.7  $11,577.7
       Mortgage loans                1,477.3    1,533.9     1,346.2    1,535.1
       Policy loans                  3,131.8    3,131.8     2,793.3    2,793.3
       Cash and cash equivalents       109.0      109.0       286.1      286.1
       Derivative financial in-
        struments:
         Interest rate floors and
          caps, options and
          swaptions                     59.3       59.3        39.4       39.4
         Interest rate swap con-
          tracts                         1.0        1.0         2.4        2.4
         Credit and total return
          swaps                          1.1        1.1         1.0        1.0
     Liabilities:
       Guaranteed interest con-
        tracts                       2,948.3    3,056.1     2,375.9    2,459.3
       Deposit liabilities             799.6      800.6       876.3      899.4
       Annuity liabilities           2,459.4    2,459.4     2,427.2    2,427.2
       Surplus notes                   149.6      157.5       149.6      157.7
       Derivative financial in-
        struments:
         Options written                 1.5        1.5         1.5        1.5
         Asset swap contracts           12.5       12.5         3.5        3.5
         Foreign currency deriva-
          tives                          4.3        4.3         5.0        5.0

    The following methods and assumptions were used to estimate the fair value of these financial instruments as of December 31, 1996 and 1995:

    MORTGAGE LOANS

    The estimated fair value of the mortgage loan portfolio is determined by discounting the estimated future cash flow, using a year-end market rate which is applicable to the yield, credit quality and average maturity of the composite portfolio.

    POLICY LOANS

    The carrying amounts of policy loans are a reasonable estimate of their fair values.

    CASH AND CASH EQUIVALENTS

    The carrying amounts of these items are a reasonable estimate of their fair values.

    DERIVATIVE FINANCIAL INSTRUMENTS

    Derivatives are financial instruments whose value or cash flows are "derived" from another source, such as an underlying security. They can facilitate total return and, when used for hedging, they achieve the lowest cost and most efficient execution of positions. Derivatives can also be used to leverage by using very large notional amounts or by creating formulas that multiply changes in the underlying security. The Company's approach is to

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  FINANCIAL INSTRUMENTS (CONTINUED)

    avoid highly leveraged or overly complex investments. The Company utilizes certain derivative financial instruments to diversify its business risk and to minimize its exposure to fluctuations in market prices, interest rates or basis risk as well as for facilitating total return. Risk is limited through modeling derivative performance in product portfolios for hedging and setting loss limits in total return portfolios.

    Derivatives used by the Company involve elements of credit risk and market risk in excess of amounts recognized in the accompanying consolidated financial statements. The notional amounts of these instruments reflect the extent of involvement in the various types of financial instruments. The estimated fair values of these instruments are based on quoted market prices, dealer quotations or internal price estimates believed to be comparable to dealer quotations. These amounts estimate what the Company would have to pay or receive if the contracts were terminated. The Company determines, on an individual counterparty basis, the need for collateral or other security to support financial instruments with off-balance sheet counterparty risk.

    A reconciliation of the notional or contract amounts and discussion of the various derivative instruments is as follows:

                                  Balance                                    Balance
                                 Beginning                   Terminations      End
                                  of Year    Acquisitions   and Maturities   of Year
                                  --------------------------------------------------
                                                      (In Millions)
     December 31, 1996:
       Interest rate floors and
        caps, options and
        swaptions                $2,159.6      $3,075.0        $  371.4      $4,863.2
       Interest rate swap con-
        tracts                      619.6         620.9           252.2         988.3
       Asset swap contracts          20.0          15.3             5.3          30.0
       Credit and total return
        swaps                       146.1         307.2            96.8         356.5
       Financial futures con-
        tracts                      310.1       3,358.9         3,059.8         609.2
       Foreign currency deriva-
        tives                        15.4          43.1            17.1          41.4
     December 31, 1995:
       Interest rate floors and
        caps, options and
        swaptions                 1,950.9       1,126.6           917.9       2,159.6
       Interest rate swap con-
        tracts                      370.5         339.0            89.9         619.6
       Asset swap contracts                        30.0            10.0          20.0
       Credit and total return
        swaps                       116.3          99.8            70.0         146.1
       Financial futures con-
        tracts                      137.6       1,877.0         1,704.5         310.1
       Foreign currency deriva-
        tives                        35.2                          19.8          15.4

    Interest Rate Floors and Caps, Options and Swaptions

    The Company uses interest rate floors and caps, options and swaptions to hedge against fluctuations in interest rates and in its total return portfolios. Interest rate floor agreements entitle the Company to receive the differential, if below, between the specified rate and the current value of the underlying index. Interest rate cap agreements entitle the Company to receive the differential, if above, between the specified rate and the current value of the underlying index. Options purchased involve the right, but not the obligation, to purchase the underlying securities at a specified price during a given time period. Swaptions are options to enter into a swap transaction at a specified price. The Company uses written covered call options on a limited basis. Gains and losses on covered calls are offset by gains and losses on the underlying position. Options and floors are reported as assets and options written are reported as liabilities in the consolidated statements of financial position. Cash requirements

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  FINANCIAL INSTRUMENTS (CONTINUED)

    for these instruments are generally limited to the premium paid by the Company at acquisition. The purchase premium of these instruments is amortized on a constant effective yield basis and included as a component of net investment income over the term of the agreement. Interest rate floors and caps, options and swaptions mature during fiscal years 1997 through 2007.

    Interest Rate Swap Contracts

    The Company uses interest rate swaps to manage interest rate risk. The interest rate swap agreements generally involve the exchange of fixed and floating rate interest payments or the exchange of floating to floating interest payments tied to different indexes. Generally, no premium is paid to enter into the contract and no principal payments are made by either party. The amounts to be received or paid pursuant to these agreements are accrued and recognized in the consolidated statements of operations through an adjustment to net investment income over the life of the agreements. The interest rate swap contracts mature during fiscal years 1997 through 2026.

    Asset Swap Contracts

    The Company uses asset swap contracts to manage interest rate and equity risk to better match portfolio duration to liabilities. Asset swap contracts involve the exchange of upside equity potential for preferred cash flow streams. The amounts to be received or paid pursuant to these agreements are accrued and recognized in the consolidated statements of operations through an adjustment to net investment income over the life of the agreements. The asset swap contracts mature during fiscal years 1998 through 2000.

    Credit and Total Return Swaps

    The Company uses credit and total return swaps to take advantage of market opportunities. Credit swaps involve the receipt of floating or fixed rate payments in exchange for assuming potential credit losses of an underlying security. Total return swaps involve the exchange of floating rate payments for the total return performance of a specified index or market. The amounts to be received or paid pursuant to these agreements are accrued and recognized in the consolidated statements of operations through an adjustment to net investment income over the life of the agreements. Credit and total return swaps mature during fiscal years 1997 through 2013.

    Financial Futures Contracts

    The Company uses exchange-traded financial futures contracts to hedge cash flow timing differences between assets and liabilities and overall portfolio duration. Assets and liabilities are rarely acquired or sold at the same time, which creates a need to hedge their change in value during the unmatched period. In addition, foreign currency futures may be used to hedge foreign currency risk on non U.S. dollar denominated securities. Financial futures contracts obligate the holder to buy or sell the underlying financial instrument at a specified future date for a set price and may be settled in cash or delivery of the financial instrument. Price changes on futures are settled daily through the daily margin cash flows. The notional amounts of the contracts do not represent future cash requirements, as the Company intends to close out open positions prior to expiration.

    Foreign Currency Derivatives

    The Company enters into foreign exchange forward contracts and swaps to hedge against fluctuations in foreign currency exposure. Foreign currency derivatives involve the exchange of foreign currency denominated payments for U.S. dollar denominated payments. Gains and losses on foreign exchange forward contracts offset currency gains and losses on the related assets. The amounts to be received or paid under the foreign currency swaps are

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.  FINANCIAL INSTRUMENTS (CONTINUED)

    accrued and recognized in the consolidated statements of operations through an adjustment to net investment income over the life of the agreements. Foreign currency derivatives expire during fiscal years 1997 through 2006.

    GUARANTEED INTEREST CONTRACTS AND DEPOSIT LIABILITIES

    The estimated fair values of fixed maturity guaranteed interest contracts are estimated using the rates currently offered for deposits of similar remaining maturities. The estimated fair value of deposit liabilities with no defined maturities is the amount payable on demand.

    ANNUITY LIABILITIES

    The fair value of annuity liabilities approximates carrying value and primarily includes policyholder deposits and accumulated credited interest.

    SURPLUS NOTES

    The estimated fair value of surplus notes is based on market quotes.

    FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

    Pacific Mutual Life has issued PRO GIC and Diversifier GIC contracts to plan sponsors totaling $1.1 billion as of December 31, 1996, pursuant to the terms of which the plan sponsor retains direct ownership and control of the assets related to these contracts. Pacific Mutual Life agrees to provide benefit responsiveness in the event that plan benefit requests exceed plan cash flows. In return for this guarantee, Pacific Mutual Life receives a fee which varies by contract. Pacific Mutual Life sets the investment guidelines to provide for appropriate credit quality and cash flow matching.

7.  CONCENTRATION OF CREDIT RISK

    The Company manages its investments to limit credit risk by diversifying its portfolio among various security types and industry sectors. The credit risk of financial instruments is controlled through credit approvals, limits and monitoring procedures. Real estate and mortgage loan investments are diversified by geographic location and property type. Management believes that significant concentrations of credit risk do not exist.

    The Company is exposed to credit loss in the event of nonperformance by the counterparties to interest rate swap contracts and other derivative securities. However, the Company does not anticipate nonperformance by the counterparties.

8.  BORROWINGS

    Pacific Mutual Life borrows for short-term needs by issuing commercial paper. There were no commercial paper borrowings outstanding as of December 31, 1996 and 1995. Pacific Mutual Life has a revolving credit facility available of $250 million as of December 31, 1996 and 1995. There were no borrowings under the revolving credit facility outstanding as of December 31, 1996 and 1995.

    PFHC had the ability to borrow up to $50 million from certain banks at variable rates of interest. On December 21, 1995, outstanding loans totaling $37 million were transferred to PFAMCo (Note 1). The borrowing limit as of December 31, 1996 and 1995 was $150 million and $100 million, respectively. The interest rate averaged 5.6%, 6.1% and 4.6% for the years ended December 31, 1996, 1995 and 1994, respectively. The balance outstanding as of December 31, 1996 and 1995 totaled $95.5 million and $53 million, respectively. Outstanding borrowings are due and payable in 1997 and are subject to renewal.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.  BORROWINGS (CONTINUED)

    During 1992, PFHC entered into a credit agreement with a group of banks for borrowings of $45 million. Proceeds of this note were paid to PCL in connection with the issuance of a certificate of contribution by PCL (Note 3). On December 31, 1996 and 1995, the applicable interest rate was 6.2% and 6.5%, respectively. The outstanding balance of $25 million as of December 31, 1996 was prepaid per the terms of the agreement on January 27, 1997.

9.  SURPLUS NOTES

    Pacific Mutual Life has $150 million of Surplus Notes outstanding at an interest rate of 7.9% maturing on December 30, 2023. Interest is payable semiannually on June 30 and December 30. The Surplus Notes may not be redeemed at the option of Pacific Mutual Life or any holder of the Notes. The Surplus Notes are unsecured and subordinated to all present and future senior indebtedness and policy claims of Pacific Mutual Life. Each payment of interest on and the payment of principal of the Surplus Notes may be made only with the prior approval of the Insurance Commissioner of the State of California. Interest expense amounted to $11.8 million for the years ended December 31, 1996, 1995 and 1994 and is included in net investment income in the accompanying consolidated statements of operations and equity.

10. INCOME TAXES

    As required by SFAS No. 109, "Accounting for Income Taxes," the Company accounts for income taxes using the liability method. Under SFAS No. 109, the deferred tax consequences of changes in tax rates or laws must be computed on the amounts of temporary differences and carryforwards existing at the date a new law is enacted. Recording the effects of the change involves adjusting deferred tax liabilities and assets with a corresponding charge or credit recognized in the provision for income taxes. The objective is to measure a deferred tax liability or asset using the enacted tax rates and laws expected to apply to taxable income in the periods in which the deferred tax liability or asset is expected to be settled or realized.

    The provision for income taxes is as follows:

                    Years Ended December 31,
                      1996    1995    1994
                   --------------------------
                          (In Millions)
         Current   $163.5    $116.4    $ 85.5
         Deferred   (49.8)    (30.3)     26.2
                   --------------------------
                   $113.7    $ 86.1    $111.7
                   ==========================


    The sources of the Company's provision for deferred taxes are as follows:

                                            Years Ended December 31,
                                              1996    1995    1994
                                            -----------------------
                                                 (In Millions)
         Deferred policy acquisition costs  $  2.1   $ (6.0)  $ (5.0)
         Interest in advance                   2.0      2.9     25.4
         Investment valuation                 (7.3)     8.1     11.4
         Reserves                            (28.5)   (28.7)     7.1
         Other                               (18.1)    (6.6)   (12.7)
                                            ------------------------
                                            $(49.8)  $(30.3)  $ 26.2
                                            ------------------------

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

10. INCOME TAXES (CONTINUED)

    A reconciliation of the provision for income taxes based on the prevailing corporate tax rate to the provision reflected in the consolidated financial statements is as follows:

                                                  Years Ended December 31,
                                                  1996     1995      1994
                                                ----------------------------
                                                      (In Millions)
       Income taxes at the statutory rate       $   98.1  $  77.3  $   74.6
       Equity tax-current year                      16.3               36.1
       Amortization of intangibles on equity
        method investments                           6.5      6.5
       Non-taxable investment income                (2.1)    (2.1)     (4.7)
       Equity tax-recomputation of prior years     (17.3)
       Other                                        12.2      4.4       5.7
                                                ----------------------------
                                                $  113.7  $  86.1  $  111.7
                                                ----------------------------

    The net deferred tax asset (liability) included in other assets on the accompanying consolidated statement of financial position was comprised of the tax effects of the following temporary differences:

                                                           December 31,
                                                          1996     1995
                                                         ----------------
                                                          (In Millions)
       Reserves                                          $ 244.9  $ 216.4
       Deferred compensation                                27.6     25.4
       Investment valuation                                 24.0     16.7
       Postretirement benefits                               9.8      9.4
       Dividends                                             9.6     10.4
       Interest in advance                                   1.7      3.6
       Depreciation                                         (9.8)   (10.0)
       Deferred policy acquisition costs                   (43.9)   (41.8)
       Other                                                22.1      6.1
                                                         ----------------
       Deferred taxes from operations                      286.0    236.2
       Unrealized gain on available for sale securities   (204.5)  (259.6)
                                                         ----------------
       Net deferred tax asset (liability)                $  81.5  $ (23.4)
                                                         ----------------

11. REINSURANCE

    The Company accounts for reinsurance transactions utilizing SFAS No. 113, "Accounting and Reporting for Reinsurance of Short-Duration And Long-Duration Contracts." SFAS No. 113 establishes the conditions required for a contract with a reinsurer to be accounted for as reinsurance and prescribes accounting and reporting standards for those contracts. Amounts receivable from reinsurers for reinsurance on future policy benefits, universal life deposits, and unpaid losses is reported as an asset and included in other assets on the accompanying consolidated statements of financial position.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

11. REINSURANCE (CONTINUED)

    The Company has reinsurance agreements with other insurance companies for the purpose of diversifying risk and limiting exposure on larger risks or, in the case of the producer-owned reinsurance company, to diversify risk and retain top producing agents. All assets associated with reinsured business remain with, and under the control of the Company. Approximate amounts recoverable (payable) from (to) reinsurers include the following amounts:

                                            December 31,
                                            1996    1995
                                          ---------------
                                          (In Millions)
       Reinsured universal life deposits  $(35.9)  $(42.7)
       Future policy benefits               90.0     87.7
       Unpaid claims                         4.6      7.8
       Paid claims                           8.4      7.9

    As of December 31, 1996, 85% of the reinsurance recoverables were from one reinsurer, of which 100% is secured by payables to the reinsurer. To the extent that the assuming companies become unable to meet their obligations under these agreements, the Company remains contingently liable. The Company does not anticipate nonperformance by the assuming companies.

    Revenues and benefits are shown net of the following reinsurance transactions:

                                                        Years Ended December 31,
                                                       1996     1995     1994
                                                    -------------------------------
                                                           (In Millions)
       Ceded reinsurance netted against insurance
        premiums                                     $   44.3   $   29.2   $   26.0
       Assumed reinsurance included in insurance
        premiums                                         17.8       15.6       20.2
       Ceded reinsurance netted against policy fees      71.0       66.5       66.7
       Ceded reinsurance netted against net
        investment income                               192.5      176.6      151.0
       Ceded reinsurance netted against interest
        credited                                        155.2      140.0      119.9
       Ceded reinsurance netted against policy
        benefits                                         56.7       51.4       45.4
       Assumed reinsurance included in policy
        benefits                                          9.9       14.5       16.8

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

12. SEGMENT INFORMATION

    The operations of the Company have been classified into four business segments as follows: Individual Life Insurance and Annuities, Pensions, Group Employee Benefits and Corporate and Other. These segments are based on the organization of the Company and are generally distinguished by the products offered. The Corporate and Other segment generally includes the assets and operations that do not support the other segments such as certain non-life insurance related subsidiary operations. Depreciation expense and capital expenditures are not material and have not been reported. Revenues, income before income taxes and assets by segment are as follows:

                                                     Years Ended December 31,
                                                    1996      1995       1994
                                                 ---------------------------------
                                                         (In Millions)
      Revenues:
        Individual Life Insurance and Annuities  $   962.1   $   927.0   $   795.9
        Pensions                                     507.3       513.9       464.0
        Group Employee Benefits                      454.2       419.3       423.7
        Corporate and Other                          224.4       159.5       332.0
                                                 ---------------------------------
                                                 $ 2,148.0   $ 2,019.7   $ 2,015.6
                                                 =================================
      Income before income taxes:
        Individual Life Insurance and Annuities  $    92.0   $   102.3   $    94.8
        Pensions                                      80.7        53.3        34.3
        Group Employee Benefits                       24.7        25.2        36.5
        Corporate and Other                           82.9        40.1        47.5
                                                 ---------------------------------
                                                 $   280.3   $   220.9   $   213.1
                                                 =================================
                                                           December 31,
                                                   1996      1995        1994
                                                 --------------------------------
                                                         (In Millions)
      Assets:
        Individual Life Insurance and Annuities  $15,484.4   $12,953.2  $10,912.3
        Pensions                                   8,097.2     7,592.5    6,497.9
        Group Employee Benefits                      344.4       329.8      341.3
        Corporate and Other                        3,139.3     2,427.6    1,954.3
                                                 --------------------------------
                                                 $27,065.3   $23,303.1  $19,705.8
                                                 ================================

13. PENSION PLAN, POSTRETIREMENT BENEFITS AND OTHER PLANS

    PENSION PLAN

    Pacific Mutual Life provides a qualified noncontributory defined benefit pension plan which covers all eligible employees who have one year of continuous employment and have attained age 21. The full-benefit vesting period for all participants is five years.

    Benefits for employees are based on years of service and the highest five consecutive years of compensation during the last ten years of employment. Pacific Mutual Life's funding policy is to contribute amounts to the plan

            Pacific Mutual Life Insurance Company and Subsidiaries

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. PENSION PLAN, POSTRETIREMENT BENEFITS AND OTHER PLANS (CONTINUED) sufficient to meet the minimum funding requirements set forth in the Employee Retirement Income Security Act of 1974, plus such additional amounts as may be determined appropriate. Contributions are intended to provide not only for benefits attributed to employment to date but also for those expected to be earned in the future. All such contributions are made to a tax-exempt trust. Plan assets consist primarily of group annuity contracts issued by Pacific Mutual Life, as well as participating units of a real estate trust and mutual funds managed by an indirect subsidiary of Pacific Mutual Life.

    Components of net periodic pension cost are as follows:

                                                       Years Ended December 31,
                                                        1996    1995    1994
                                                       ------------------------
                                                             (In Millions)
      Service cost-benefits earned during the year     $  3.7   $  2.8   $  3.2
      Interest cost on projected benefit obligation       9.4      8.8      8.5
      Actual return on plan assets                      (19.7)   (24.1)     0.6
      Amortization of net obligations and prior serv-
       ice cost                                           8.0     14.0    (11.4)
                                                      -------------------------
      Net periodic pension cost                        $  1.4   $  1.5   $  0.9
                                                      =========================

     The following table sets forth the Plan's funded status and amounts recognized on Pacific Mutual Life's consolidated statements of financial position:

                                                              December 31,
                                                              1996     1995
                                                           ----------------
                                                            (In Millions)
      Actuarial present value of benefit obligation:
        Vested benefits                                    $ 114.4  $ 115.8
        Nonvested benefits                                     1.2      0.8
                                                           ----------------
      Accumulated benefit obligation                         115.6    116.6
      Effect of projected future compensation increases       18.5     19.5
                                                           ----------------
      Projected benefit obligation                           134.1    136.1
      Plan assets at fair value                             (141.2)  (125.6)
                                                           ----------------
      Plan assets (in excess) less than projected benefit
       obligation                                             (7.1)    10.5
      Unrecognized net gain (loss)                             2.5    (15.5)
      Unrecognized transition asset                            6.0      7.2
      Unrecognized prior service cost                          2.2      2.5
                                                           ----------------
      Accrued pension cost                                 $   3.6  $   4.7
                                                           ================

    In determining the actuarial present value of the projected benefit obligation as of December 31, 1996 and 1995, the weighted average discount rate used was 7.5% and 7%, respectively, and the rate of increase in future compensation levels was 6% for both years. The expected long-term rate of return on plan assets was 8.5% in 1996 and 1995.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. PENSION PLAN, POSTRETIREMENT BENEFITS AND OTHER PLANS (CONTINUED)

    POSTRETIREMENT HEALTH CARE AND LIFE INSURANCE PLANS

    Pacific Mutual Life sponsors a defined benefit health care plan and a defined benefit life insurance plan ("the Plans") that provide postretirement benefits for all eligible retirees and their dependents. Generally, qualified employees may become eligible for these benefits if they reach normal retirement age, have been covered under Pacific Mutual Life's policy as an active employee for a minimum continuous period prior to the date retired, and have an employment date before January 1, 1990. The Plans contain cost-sharing features such as deductibles and coinsurance, and require retirees to make contributions which can be adjusted annually. Pacific Mutual Life's commitment to qualified employees who retire after April 1, 1994 is limited to specific dollar amounts. Pacific Mutual Life reserves the right to modify or terminate the Plans at any time. As in the past, the general policy is to fund these benefits on a pay-as-you-go basis. The amount of benefits paid under the programs during 1996, 1995 and 1994 was approximately $1.6 million, $1.7 million and $1.7 million, respectively.

    Components of net periodic postretirement benefit cost are as follows:

                                                  Years Ended December 31,
                                                      1996   1995   1994
                                                  -----------------------
                                                       (In Millions)
         Service cost                                $ 0.2   $ 0.2   $ 0.2
         Interest cost                                 1.5     1.9     1.8
         Amortization                                 (0.3)   (0.3)   (0.3)
                                                  ------------------------
         Net periodic postretirement benefit cost    $ 1.4   $ 1.8   $ 1.7
                                                  ========================

    The following table sets forth the Plan's funded status and amounts recorded in other liabilities on the accompanying consolidated statements of financial position:

                                                         December 31,
                                                          1996  1995
                                                         ------------
                                                         (In Millions)
         Accumulated postretirement obligation:
           Retirees                                      $17.3  $20.9
           Fully eligible active plan participants         2.0    1.7
           Other active plan participants                  2.5    2.3
                                                         ============
         Total accumulated postretirement obligation      21.8   24.9
         Fair value of plan assets                          --     --
                                                         ------------
         Unfunded accumulated postretirement obligation   21.8   24.9
         Unrecognized net gain                             3.7    0.4
         Prior service cost                                1.3    1.6
                                                         ------------
         Accrued postretirement benefit liability        $26.8  $26.9
                                                         ============

    The assumed health care cost trend rate used in measuring the accumulated benefit obligation was 9% for 1996 and 10% for 1995 and is assumed to decrease gradually to 4% in 2003 and remain at that level thereafter. The amount reported is materially effected by the health care cost trend rate assumptions. If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefit obligation as of December 31,

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

13. PENSION PLAN, POSTRETIREMENT BENEFITS AND OTHER PLANS (CONTINUED)

    1996 and 1995 would be increased by 11.5% and 10.9%, respectively. The effect of this change would increase the aggregate of the service and interest cost components of the net periodic benefit cost by 12.3%, 11.4% and 13.6% for 1996, 1995 and 1994, respectively.

    The discount rate used in determining the accumulated postretirement benefit obligation is 7.5% and 7% for 1996 and 1995, respectively.

    OTHER PLANS

    Pacific Mutual Life has a voluntary Retirement Incentive Savings Plan pursuant to Section 401(k) of the Internal Revenue Code covering all eligible employees of the Company. Pacific Mutual Life matches 50% of each employees' contributions, up to a maximum of six percent of eligible compensation.

    Pacific Mutual Life also has a deferred compensation plan which permits certain employees to defer portions of their compensation and earn a guaranteed interest rate on the deferred amounts. The interest rate is determined annually and is guaranteed for one year. The compensation which has been deferred has been accrued and the primary expense, other than compensation, related to this plan is interest on the deferred amounts.

    The Company also has performance based incentive compensation plans for its employees.

14. TRANSACTIONS WITH AFFILIATES

    Pacific Mutual Life serves as the investment advisor for the Pacific Select Fund, the investment vehicle provided to the Company's variable life and variable annuity contractholders. Pacific Mutual Life charges fees based upon the net asset value of the portfolios of the Pacific Select Fund, which amounted to $14.3 million, $6.5 million and $3.0 million for the years ended December 31, 1996, 1995 and 1994, respectively. In addition, Pacific Mutual Life entered into an agreement with the Pacific Select Fund on October 1, 1995, to provide certain support services for an administration fee which is based on an allocation of actual costs. Such administration fees amounted to $108,000 and $28,550 for the years ended December 31, 1996 and 1995, respectively.

    PIMCO Advisors provides investment advisory services to the Company for which the fees amounted to $6.2 million, $5.0 million and $0.4 million for the years ended December 31, 1996, 1995 and 1994, respectively. Included in equity securities on the accompanying consolidated statements of financial position are investments in mutual funds and other investments managed by PIMCO Advisors which amounted to $110.6 million and $77.6 million as of December 31, 1996 and 1995, respectively.

    Pacific Mutual Life provides certain support services to PIMCO Advisors. Charges for these services are based on an allocation of actual costs and amounted to $1.4 million, $1.9 million and $0.2 million for the years ended December 31, 1996, 1995 and 1994, respectively.

15. SUBSIDIARY PROFIT-SHARING PLANS AND OTHER COMPENSATION PLANS

    Prior to the PIMCO Advisors transaction (Note 1), certain of PFAMCo's direct subsidiaries had nonqualified profit-sharing plans (the "Profit-Sharing Plans") covering certain key employees ("Key Employees") and other employees. The Profit-Sharing Plans provided for awards based on the profitability of the respective subsidiary, as defined in the employment agreements. Such profitability was primarily based on income before income taxes and before profit-sharing. The awards ranged from 40% to 80% of such amounts depending on the level of profitability. The profit-sharing awards were fully vested as of the PIMCO Advisors transaction date of November 15, 1994.

             Pacific Mutual Life Insurance Company and Subsidiaries

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15. SUBSIDIARY PROFIT-SHARING PLANS AND OTHER COMPENSATION PLANS (CONTINUED)

    In addition, Key Employees of certain indirect subsidiaries participated in long-term incentive plans that provided compensation under the Profit-Sharing Plans for a specified period of time subsequent to their termination of employment. These plans were terminated as of the PIMCO Advisors transaction date.

    Effective November 15, 1994, termination and non-competition agreements were entered into with certain Key Employees. These agreements provide terms and conditions for the allocation of future proceeds from distributions and sales of certain PIMCO Advisors units and other noncompete payments. When the amount of future payments to be made to a Key Employee is determinable, a liability for such amount is established and is included in other liabilities in the consolidated statements of financial position.

    For the years ended December 31, 1996, 1995 and 1994, approximately $35.3 million, $28.6 million and $166.9 million, respectively, is included in operating expenses in the consolidated statements of operations related to the above agreements.

16. INVESTMENT COMMITMENTS

    The Company has outstanding commitments to make investments in fixed maturities and other investments as follows (In Millions):

          Years Ending
          December 31:
          ------------
           1997                 $193.1
           1998-2001             109.0
           2002 and thereafter    19.5
                                ------
          Total                 $321.6
                                ======

17. LITIGATION

    The Company is a respondent in a number of legal proceedings, some of which involve extra-contractual damages. In the opinion of management, the outcome of these proceedings is not likely to have a material adverse effect on the consolidated financial position of the Company.

PART II

Part C:  OTHER INFORMATION

         Item 24.         Financial Statements and Exhibits

                          (a)     Financial Statements

                                  Part A:  None

                                  Part B:
                                        (1)     Registrant's Financial
                                                Statements

                                            None

                                        (2)     Depositor's Financial Statements

                              Audited Consolidated Financial Statements as of December 31, 1996 and 1995 and for the three years ended December 31, 1996 included in Part B include the following for Pacific Mutual Life:

                                  Consolidated Statements of Financial Position Consolidated Statements of Operations and
                                    Equity
                                  Consolidated Statements of Cash Flows
                                  Notes to Consolidated Financial Statements

                          (b)     Exhibits

                          1. Resolution of the Board of Directors of Pacific Mutual authorizing establishment of Separate Account B and Memorandum establishing Separate Account B*

                          2.      Not applicable

                          3.      (a)      Distribution and Wholesaling
                                           Agreement between Pacific Mutual and
                                           Pacific Mutual Distributors, Inc.
                                           ("PMD")*

                                  (b)      Form of Selling Agreement between
                                           Pacific Mutual, PMD and various
                                           Broker-Dealers

                          4.      (a)      Form of Individual Flexible Premium
                                           Variable Accumulation Annuity
                                           Contract

                                  (b)      Qualified Plan Loan Endorsement*

                                  (c)      Individual Retirement Annuity Rider*

                                  (d)      Qualified Pension Plan Rider*

                                  (e)      403(b) Tax-Sheltered Annuity Rider*

                                  (f)      Section 457 Plan Rider*

                          5.      (a)      Application Form for Individual
                                           Flexible Premium Variable
                                           Accumulation Annuity Contract*

                                  (b)      Application/Confirmation Form*

                          6.      (a)      Pacific Mutual's Articles of
                                           Incorporation*

                                  (b)      By-laws of Pacific Mutual*

                          7.      Not applicable

                          8.      Fund Participation Agreement

                          9. Opinion and Consent of legal officer of Pacific Mutual as to the legality of Contracts being registered*

                          10.     (a)      Consent of Deloitte & Touche LLP,
                                           independent auditor

                                  (b)      Consent of Dechert Price & Rhoads*

                          11.     Not applicable

                          12.     Not applicable

                          13.     Not applicable

                          14.     Financial Data Schedules --- not available

                          15.     Power of Attorney*

* Included in Registrant's Form Type N-4 EL, file No. 333-14131, Accession No. 0000950150-96-001122 filed on October 15, 1996 and incorporated by reference herein.

Item 25.         Directors and Officers of Pacific Mutual Life

                                           Positions and Offices
Name and Address                           With Pacific Mutual Life


Thomas C. Sutton                           Director, Chairman of the Board, and
                                           Chief Executive Officer

Glenn S. Schafer                           Director and President

Richard M. Ferry                           Director

Donald E. Guinn                            Director

Ignacio E. Lozano, Jr.                     Director

Charles A. Lynch                           Director

Dr. Allen W. Mathies, Jr.                  Director

Charles D. Miller                          Director

Donn B. Miller                             Director

Jacqueline C. Morby                        Director

J. Fernando Niebla                         Director

Susan Westerberg Prager                    Director

Richard M. Rosenberg                       Director

James R. Ukropina                          Director

Raymond L. Watson                          Director

Edward Byrd                                Vice President and Controller

David R. Carmichael                        Senior Vice President and General
                                           Counsel

Audrey L. Milfs                            Vice President and Corporate
                                           Secretary

Gerald W. Robinson                         Executive Vice President

Khan T. Tran                               Senior Vice President and
                                           Chief Financial Officer

_____________________________

The address for each of the persons listed above is as follows:

700 Newport Center Drive

Newport Beach, California 92660

Item 26. Persons Controlled by or Under Common Control with Pacific Mutual or Separate Account B

                 The following is an explanation of the organization chart of Pacific Mutual's subsidiaries:

             PACIFIC MUTUAL, SUBSIDIARIES & AFFILIATED ENTERPRISES
                                LEGAL STRUCTURE

         Pacific Mutual Life Insurance Company has a 40% ownership of American Maturity Life Insurance Company, a 50% ownership of Pacific Mezzanine Associates, L.L.C., and is the parent company of MC Associates LLC (a Delaware Limited Liability Company), Pacific Financial Asset Management Corporation, Pacific Mutual Realty Finance, Inc., PM Group Life Insurance Company (an Arizona corporation), Pacific Mutual Distributors, Inc., World-Wide Holdings Limited (a United Kingdom corporation) and Pacific Corinthian Life Insurance Company. A subsidiary of Pacific Financial Asset Management Corporation ("PFAMCo") is PMRealty Advisors Inc. PFAMCO owns 42% of the outstanding partnership interests in PIMCO Advisors L.P. (a Delaware Limited Partnership). Subsidiaries of Pacific Mutual Distributors, Inc. include: Mutual Service Corporation (a Michigan corporation), along with its subsidiary Advisors' Mutual Service Center, Inc. (a Michigan corporation); and United Planners' Group, Inc. (an Arizona corporation which is 97% owned), along with its subsidiary United Planners' Financial Services of America (an Arizona Limited Partnership). Subsidiaries of World-Wide Holdings Limited include: World-Wide Reassurance Company Limited (a United Kingdom corporation) and World-Wide Reassurance Company (BVI) Limited (a British Virgin Islands corporation). All corporations are 100% owned unless otherwise indicated. All entities are California corporations unless otherwise indicated.

Item 27.         Number of Contractholders

                 One

Item 28.         Indemnification

                 (a) The Distribution Agreement between Pacific Mutual and PMD provides substantially as follows:

                 Pacific Mutual hereby agrees to indemnify and hold harmless PMD, its officers, directors, and employees for any expenses (including legal expenses), losses, claims, damages, or liabilities incurred by reason of any untrue or alleged untrue statement or representation of a material fact or any omission or alleged omission to state a material fact required to be stated to make other statements not misleading, if made in reliance on any prospectus, registration statement, post-effective amendment thereof, or sales materials supplied or approved by Pacific Mutual or the Separate Account. Pacific Mutual shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim.
                 However, in no case shall Pacific Mutual be required to indemnify for any expenses, losses, claims, damages, or liabilities which have resulted from the willful misfeasance, bad faith, negligence, misconduct, or wrongful act of PMD.

                 PMD hereby agrees to indemnify and hold harmless Pacific Mutual, its officers, directors, and employees, and the Separate Account for any expenses, losses, claims, damages, or liabilities arising out of or based upon any of the following in connection with the offer or sale of the contracts: (1) except for such statements made in reliance on any prospectus, registration statement or sales material supplied or approved by Pacific Mutual or the Separate Account, any untrue or alleged untrue statement or representation made; (2) any failure to deliver a currently effective prospectus; (3) the use of any unauthorized sales literature by any officer, employee or agent of PMD or Broker; (4) any willful misfeasance, bad faith, negligence, misconduct or wrongful act. PMD shall reimburse each such person for any legal or other expenses reasonably incurred in connection with investigating or defending any such loss, liability, damage, or claim.

         (b) The Form of Selling Agreement between Pacific Mutual, PMD and Various Broker-Dealers provides substantially as follows:

                 Pacific Mutual and PMD agree to indemnify and hold harmless Selling Broker-Dealer and General Agent, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act, or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statements made not misleading in the registration statement for the Contracts or for the shares of Pacific Innovations Trust (the "Fund") filed pursuant to the 1933 Act, or any prospectus included as a part thereof, as from time to time amended and supplemented, or in any advertisement or sales literature approved in writing by Pacific Mutual and PMD pursuant to Section IV.E. of this Agreement.

                 Selling Broker-Dealer and General Agent agree to indemnify and hold harmless Pacific Mutual, the Fund and PMD, their officers, directors, agents and employees, against any and all losses, claims, damages or liabilities to which they may become subject under the 1933 Act, the 1934 Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (a) any oral or written misrepresentation by Selling Broker-Dealer or General Agent or their officers, directors, employees or agents unless such misrepresentation is contained in the registration statement for the Contracts or Fund shares, any prospectus included as a part thereof, as from time to time amended and supplemented, or any advertisement or sales literature approved in writing by Pacific Mutual and PMD pursuant to
                 Section IV.E. of this Agreement, (b) the failure of Selling Broker-Dealer or General Agent or their officers, directors, employees or agents to comply with any applicable provisions of this Agreement or (c) claims by Sub-agents or employees of General Agent or Selling Broker-Dealer for payments of compensation or remuneration of any type. Selling Broker-Dealer and General Agent will reimburse Pacific Mutual or PMD or any director, officer, agent or employee of either entity for any legal or other expenses reasonably incurred by Pacific Mutual, PMD, or such officer, director, agent or employee in connection with investigating or defending any such loss, claims, damages, liability or action. This indemnity agreement will be in addition to any liability which Broker-Dealer may otherwise have.

Item 29.         Principal Underwriters

                 (a) PMD also acts as principal underwriter for Pacific Select Fund, Pacific Select Separate Account, Pacific Select Exec Separate Account, Pacific Select Variable Annuity Separate Account, Separate Account A and Pacific Select Fund.

                 (b) For information regarding PMD, reference is made to Form B-D, SEC File No. 8-15264, which is herein incorporated by reference.

                 (c) PMD retains no compensation or net discounts or commissions from the Registrant.

Item 30.         Location of Accounts and Records

                          The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Mutual Life at 700 Newport Center Drive, Newport Beach, California 92660.

Item 31.         Management Services

                 Not applicable

Item 32.         Undertakings

                 The Registrant hereby undertakes:

                 (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in this registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted, unless otherwise permitted.

                 (b) to include either (1) as a part of any application to purchase a contract offered by the Prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information, or (3) to deliver a Statement of Additional Information with the Prospectus.

                 (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

Additional Representations

         (a) The Registrant and its Depositor are relying upon American Council of Life Insurance, SEC No-Action Letter, SEC Ref. No. 1P-6- 88 (November 28, 1988) with respect to annuity contracts offered as funding vehicles for retirement plans meeting the requirements of Section 403(b) of the Internal Revenue Code, and the provisions of paragraphs (1)-(4) of this letter have been complied with.

         (b) REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940: Pacific Mutual Life Insurance Company and Registrant represent that the fees and charges to be deducted under the Variable Annuity Contract ("Contract") described in the prospectus contained in this registration statement are, in the aggregate, reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed in connection with the Contract.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Post Effective Amendment No. 1 to the Registration Statement on Form N-4 to be signed on its behalf by the undersigned thereunto duly authorized in the City of Newport Beach, and the State of California on this 1st day of April, 1997.

                               SEPARATE ACCOUNT B
                                       (Registrant)
                               By:     PACIFIC MUTUAL LIFE INSURANCE COMPANY

                               By:
                                       Thomas C. Sutton*
                                       Chairman and Chief Executive Officer

                               By: PACIFIC MUTUAL LIFE INSURANCE COMPANY (Depositor)

                               By:
                                       Thomas C. Sutton*
                                       Chairman and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature                         Title                                              Date
Thomas C Sutton*                  Director, Chairman of the Board                    ___________, 1997
                                  and Chief Executive Officer

Glenn S. Schafer*                 Director and President                             ___________, 1997

Richard M. Ferry*                 Director                                           ___________, 1997

Donald E. Guinn*                  Director                                           ___________, 1997

Ignacio E. Lozano, Jr.*           Director                                           ___________, 1997

Charles A. Lynch*                 Director                                           ___________, 1997

Dr. Allen W. Mathies, Jr.*        Director                                           ___________, 1997

Charles D. Miller*                Director                                           ___________, 1997

Donn B. Miller*                   Director                                           ___________, 1997

Jacqueline C. Morby               Director                                           ___________, 1997

J. Fernando Niebla*               Director                                           ___________, 1997

Susan Westerberg Prager*          Director                                           ___________, 1997

Richard M. Rosenberg              Director                                           ___________, 1997

James R. Ukropina*                Director                                           ___________, 1997

Raymond L. Watson*                Director                                           ___________, 1997

Edward Byrd*                      Vice President and Controller                      ___________, 1997


*By:     /s/DAVID R. CARMICHAEL
         David R. Carmichael
         as attorney-in-fact                                 April 1, 1997


(Powers of Attorney are contained in the Registration Statement on Form N4-EL filed October 15, 1996, file no. 333-14131, Accession No. 0000950150-96-001122 for Separate Account B as Exhibit 15)